UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10145

Baillie Gifford Funds
(Exact name of registrant as specified in charter)

1 Greenside Row Edinburgh, Scotland, UK,			EH1 3AN
(Address of principal executive offices)			(Zip code)

Gareth Griffiths 1 Greenside Row Edinburgh, Scotland, UK, EH1 3AN
(Name and address of agent for service)

Registrant’s telephone number, including area code:		011-44-131-275-2000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

BAILLIE GIFFORD FUNDS

International Equity Fund

EAFE Fund

EAFE Choice Fund

EAFE Pure Fund

Emerging Markets Fund

Global Alpha Equity Fund

Long Term Global Growth Equity Fund

U.S. Equity Growth Fund

International Choice Fund

Annual Report

December 31, 2016

Index

Page Number
01	Management Discussion
22	Fund Expenses
International Equity Fund
27	Industry Diversification Table
29	Portfolio of Investments
34	Statement of Assets and Liabilities
36	Statement of Operations
37	Statements of Changes in Net Assets
Financial Highlights
39	Selected Data for Class 1
40	Selected Data for Class 2
41	Selected Data for Class 3
42	Selected Data for Class 5
EAFE Fund
43	Industry Diversification Table
44	Portfolio of Investments
48	Statement of Assets and Liabilities
50	Statement of Operations
51	Statements of Changes in Net Assets
Financial Highlights
53	Selected Data for Class 1
54	Selected Data for Class 2
55	Selected Data for Class 3
56	Selected Data for Class 4
57	Selected Data for Class 5
EAFE Choice Fund
58	Industry Diversification Table
60	Portfolio of Investments
64	Statement of Assets and Liabilities
65	Statement of Operations
66	Statements of Changes in Net Assets
Financial Highlights
67	Selected Data for Class 1
68	Selected Data for Class 2
69	Selected Data for Class 3
EAFE Pure Fund
70	Industry Diversification Table
71	Portfolio of Investments
74	Statement of Assets and Liabilities
75	Statement of Operations
76	Statements of Changes in Net Assets
Financial Highlights
77	Selected Data for Class 1
78	Selected Data for Class 2
Emerging Markets Fund
79	Industry Diversification Table
81	Portfolio of Investments
85	Statement of Assets and Liabilities
86	Statement of Operations
87	Statements of Changes in Net Assets
Financial Highlights
89	Selected Data for Class 1
90	Selected Data for Class 2
91	Selected Data for Class 3
92	Selected Data for Class 5
Page Number
Global Alpha Equity Fund
93	Industry Diversification Table
95	Portfolio of Investments
100	Statement of Assets and Liabilities
101	Statement of Operations
102	Statements of Changes in Net Assets
Financial Highlights
103	Selected Data for Class 1
104	Selected Data for Class 2
105	Selected Data for Class 3
Long Term Global Growth Equity Fund
106	Industry Diversification Table
107	Portfolio of Investments
109	Statement of Assets and Liabilities
110	Statement of Operations
111	Statements of Changes in Net Assets
Financial Highlights
112	Selected Data for Class 1
113	Selected Data for Class 2
114	Selected Data for Class 4
U.S. Equity Growth Fund
115	Industry Diversification Table
116	Portfolio of Investments
118	Statement of Assets and Liabilities
119	Statement of Operations
120	Statements of Changes in Net Assets
Financial Highlights
121	Selected Data for Class 1
International Choice Fund
122	Industry Diversification Table
124	Portfolio of Investments
128	Statement of Assets and Liabilities
129	Statement of Operations
130	Statements of Changes in Net Assets
Financial Highlights
131	Selected Data for Class 1
132	Selected Data for Class 2
133	Selected Data for Class 3
134	Notes to Financial Statements
162	Report of Independent Registered Public Accounting Firm
Supplemental Information
163	Federal Income Tax Information
165	Management of the Trust
167	Board Considerations Regarding 2016 Contract Renewal

Management Discussion (unaudited)

Annual Report December 31, 2016

International Equity Fund

Market Conditions and Review of Performance during 2016

During 2016 the MSCI ACWI ex U.S. Index rose 5.01%. Following a difficult start to 2016, posting the worst fall on record for a New Year, markets gradually recovered and rose steadily through the year, pausing only briefly in the second quarter for a bout of heightened volatility as the UK unexpectedly voted to leave the European Union.

Uncertainty is always unsettling for investors and much of the headlines were dominated by newsflow around the uncertain shape of 'Brexit' and its market implications, particularly in the UK and Europe, where the political landscape continues to change and markets remain weak. The market feared a Trump election just as it had feared Brexit, however the market plunge that many forecasters predicted in response to Trump's victory was very short lived. A shift in political narrative away from fears of a protectionist agenda toward the benefits of tax reform and infrastructure investment plans levelled market sentiment. Equity markets were further supported by a strengthening oil price following OPEC's agreement to cut supply in 2017 and easing recessions in Brazil, Russia and other commodity producing countries.

An excess of liquidity and excessive central bank intervention, or insufficient intervention in the case of Europe, were chiefly responsible for the poor start to the year and remaining broader market concerns. In China, fiscal and monetary stimulus has helped to support demand, but slowing growth has continued to weigh on markets.

At times of market angst, experience tells us to avoid overreacting and to focus on our long-term investment approach and philosophy. We focus on company fundamentals, and often view market volatility as an inefficiency to exploit by adding to companies that may have been unfairly punished in share price terms.

The International Equity Fund Class 2 returned 5.24% during 2016, outperforming the MSCI ACWI ex U.S. Index which returned 5.01% for the year.

A number of Information Technology stocks contributed to this relative outperformance, lead by ARM Holdings (U.K.), the leading designer of low powered semiconductors. ARM exited the portfolio following a successful bid by Softbank (Japan). Whilst ARM attracted a significant premium to its share price for the deal, the Fund Managers voted against the bid offer.

ARM, bought in 2012, was a relatively new holding given our 3-5 year investment time horizon (many stocks in the Fund have been held for over a decade) and we were disappointed that the premium for the deal did not seem to fully reflect our longer term expectations for the company's growth. The proceeds of the bid were re-invested in Square Enix (Japan), a gaming company, and Ctrip (China), the dominant Chinese online travel agent. TSMC (Taiwan) the world's leading semiconductor manufacturer and Samsung Electronics (South Korea), a technological leader in the global electronics industry, also contributed strongly to performance. Both are long term holdings and significant positions within the Fund.

Many of the U.K. listed stocks in the Fund are global in nature and stock selection in the U.K. contributed to outperformance overall. However, a number of domestically focused stocks detracted from performance, in-part due to the market's concerns around 'Brexit'. Capita (U.K.) the leading provider of outsourced administrative and professional support services, was the lead detractor from relative performance over the year. Capita has been a holding in the Fund since inception and has historically been a strong contributor to performance. A number of projects have been delayed, which has, in turn, had a detrimental effect on profits. We have kept up regular meetings with management to understand the challenges currently troubling the business, and we are aware that turning the ship around may take some time. For now, the bottom up fundamentals point us to continue holding the stock. The trend for outsourcing support services continues to grow in the UK and we believe a substantial long term opportunity remains for the business. Hargreaves Lansdown (U.K.) the online investment platform and Howden Joinery (U.K.), the replacement kitchen supplier, also detracted from relative performance. However, we believe these businesses have enduring competitive advantages and should continue to grow over the long term for structural reasons.

We continue to find exciting investment opportunities for the Fund. For example, we have taken holdings in Just Eat (U.K.), an online food ordering platform, AIA (Hong Kong), a major Asian diversified insurance company and Pandora (Denmark), a branded jewellery retailer. These new holdings were funded by sales made for fundamental reasons such as that of Treasury Wine Estates (Australia), a wine producer, and Embraer (Brazil), the short range jet manufacturer, but also by the proceeds of sales made due to acquisition activity such as oil and gas company BG Group (U.K.) and technology company ARM Holdings (U.K.). The portfolio comprises a diverse range

01

Management Discussion (unaudited)

Annual Report December 31, 2016

of companies, but we remain focussed on those that have durable competitive advantages, good management, and strong financial characteristics.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above that of the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of companies within our investment universe and revisit the investment case for the portfolio's holdings on a regular basis to ensure that our expectations are being met.

The ACWI ex US Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long-term prospects for the Fund's holdings and make changes where appropriate.

Outlook

As stock pickers, our focus, as always, remains on company fundamentals. The Portfolio Construction Group will continue to work hard on monitoring the investment case for existing holdings, and look out for new long-term growth opportunities for the Fund.

Fund Perfomance for the periods ended 12/31/16 (Average Annual Total Returns)

	One Year	% p.a. Five Year	Since Inception % p.a. (February 7, 2008)
International Equity Fund Class 2*	5.24%	7.18%	2.97%
MSCI ACWI Ex U.S. Index	5.01%	5.48%	1.30%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes are as follows: 6.38% for Class 1, 5.31% for Class 3 and 5.40% for Class 5. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Funds Class 2 shares of Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

We have changed the initial investment in the graph from $1,000,000 to $10,000 to make it consistent with the Fund's Prospectus.

02

Management Discussion (unaudited)

Annual Report December 31, 2016

EAFE Fund

Market Conditions and Review of performance during 2016

Making short term predictions is alien to our thinking, and experience has taught us that reacting to events tends to be the enemy of prosperity. Indeed market movements during 2016 demonstrated the difficulties of making investments based on short term factors. The year started amidst widespread panic about a massive devaluation in the Chinese renminbi, which didn't occur. We then witnessed unexpected political events in the UK and US, neither of which delivered the stock market reaction that most had anticipated. Quite the opposite in fact, the UK FTSE 100 share index ended the year at an all time high, and a few weeks later the Dow Jones Industrial Average passed the 20,000 mark for the first time. These observations remind us that our most critical task is to cut through the ebb and flow of market noise and instead focus on long term company fundamentals.

During 2016 the EAFE Fund Class 2 produced a return of 1.34%, compared to the MSCI EAFE Index which returned 1.51%. The Fund's strongest performing holdings were in the Information Technology (IT), Telecom and Healthcare sectors. Financials holdings were the greatest source of relative weakness, while underweight positions in Energy and Materials also hurt performance.

Within the IT sector two distinct themes stand out: ecommerce companies that benefit from increasing network effects; and technology companies that are delivering ever more sophisticated gadgets. Ecommerce retailers Alibaba (Chinese) and Mercadolibre (Brazilian) were both profitable holdings, as was Tencent, the Chinese social media and online gaming giant. Tencent owns two social media platforms that each have over 800 million users. This hugely valuable user base offers not only advertising income but also a launch pad into new industries, from financial services to ride hailing. Fund performance also benefited from holdings in ASML and ARM. These companies are involved in the production and design of chips that are used in a range of smart devices. ASML, the global leader in the lithography equipment used to manufacture these chips, has spent the last decade investing billions of dollars in order to enable ever smaller chips to become a reality. Moore's Law makes this progress seem inevitable, but technological progress relies on committed entrepreneurs. We have deep respect for the ambition and determination that

ASML has shown. As a result they are now in a position to continue their dominance and growth for the next 20 years. Meanwhile ARM, the UK semiconductor design company, was acquired by Softbank, the Japanese technology conglomerate. The $31 billion valuation represented a significant premium to ARM's prevailing share price. Softbank, which is also held by the Fund, performed strongly following improved operating figures at Sprint, the US mobile operator in which it holds a large stake.

The Fund is very different from its benchmark and relative performance is occasionally driven as much by what it doesn't hold, as by what it does. During 2016 the two strongest performing sectors within the MSCI index were Energy and Materials. The Fund has zero exposure to energy stocks because we believe that, over the long term, energy prices will be driven ever lower by improvements in renewable energy technologies. Likewise the Fund does not hold any large mining companies, which were generally rerated, as we are unconvinced by the fundamental growth prospects for these capital intensive businesses. Elsewhere, a number of the holdings in the Financials sector also underperformed. European bank holdings such as Banco Popular, Unicredit and Bank of Ireland struggled in the face of weak economic growth, very low interest rates and new regulatory requests calling for higher capital ratios. A number of these holdings were sold during the year. The Fund also holds stocks such as AIA, Hong Kong Exchanges, and Standard Chartered, where the investment case is based on the growth in savers across Asia. While these holdings were weak during 2016 we retain our conviction in the long term opportunity that they are seeking to exploit.

Investment Strategies used to manage the Fund

The investment strategy remains unchanged. The Fund invests in growth stocks based on bottom-up company analysis. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes, financial strength, and valuation. We also consider whether we have a different view from the wider market. We think that the market, in general, is too short-term and inward looking. Our ability to add value is derived from having a much longer time horizon and from our differentiated sources of information. Annual turnover in the fund was 18% last year, which implies a typical holding period of over

03

Management Discussion (unaudited)

Annual Report December 31, 2016

seven years. We believe that our ability to be patient, and our reputation as a long term investor, allows us to develop much deeper relationships with management teams and to have more meaningful conversations with company leaders. Additionally, when formulating an investment opinion we pay little heed to broker research, preferring to listen to alternative voices such as academia, authors, and independent experts.

Outlook

2016 ended with equity markets adjusting to the implications of a new political order, and with valuations for whole industries being reassessed based on mere conjecture. While it would be foolish to discount the implications of recent political events, we remain focussed on those themes that have not changed; the march of technology, the rising wealth of middle class consumers across Asia, and the importance of innovative and passionate management teams to a company's long term success.

In this context we remain excited about the progress being made by Fund's holdings and by the plethora of new opportunities that are available to the long term investor. Opportunities range from capital light internet companies that benefit from large networks of users, to innovative drugs companies that are leveraging progress in genomic science.

In summary, we enter the year confident about the operating prospects for the Fund and excited about the opportunities for those companies that can harness technological advances to their benefit. There will of course be surprises along the way, markets will respond to events in what might seem like odd ways, but it is at those moments that we must remember our long term focus.

Fund Perfomance for the periods ended 12/31/16 (Average Annual Total Returns)

	One Year	% p.a. Five Year	Since Inception % p.a. (March 6, 2008)
EAFE Fund Class 2*	1.34%	6.92%	2.48%
MSCI EAFE Index	1.51%	7.01%	1.23%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes are as follows: 5.20% for Class 1, 1.41% for Class 3, -6.97% for Class 4 and 1.49% for Class 5. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Funds Class 2 shares of Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

We have changed the initial investment in the graph from $1,000,000 to $10,000 to make it consistent with the Fund's Prospectus.

04

Management Discussion (unaudited)

Annual Report December 31, 2016

EAFE Choice Fund

Market Conditions and Review of Performance during 2016

If ever there were a year to demonstrate the futility of assuming past orthodoxies might be relied upon to predict the future, then surely 2016 was it. Whether it be the UK's vote to leave the European Union after 43 years, the election as US president of a man who defied pretty much every convention assumed necessary for securing such a victory, or Brazilian equities outperforming every other major market despite the impeachment of the country's president and the continued collapse of its economy, the difficulty of forecasting has seldom been more evident.

While political predictions have proven to be futile, so too have been the assumed effects of the shocks themselves. Quite what the long-term impact of the new political regime in the USA will be is unclear but, while experts were largely united in emphasizing the downside risks of Donald Trump's policies prior to the election, it is notable that the immediate response of equity markets has been for the S&P 500 to rise to new highs. The UK economy has continued to confound those who were convinced that a vote to leave the EU would result in an immediate and dramatic decline in its health. Indeed, far from melting down, a number of economic indicators across the developed and developing world are in fact looking better than they have for some time, deflation fears are receding across Europe and monetary policy normalization continues in North America.

The EAFE Choice Fund Class 2 produced a return of +0.59% during 2016, underperforming the benchmark which returned +1.51% for the year.

Market returns in 2016, and the final quarter of the year in particular, were dominated by strong performances of banks, energy and materials related stocks. Although the Fund contains a number of such investments, these are segments of the market where we have struggled to find opportunities that meet our criteria for quality and long-term growth potential. This, together with stock specific performances, resulted in the Fund's relative underperformance.

Whilst the UK market finished the year broadly unchanged in US dollar terms (in local currency terms the FTSE100 increased by +14.4%), the UK's unexpected decision to leave the European Union in June's Referendum vote combined with the market volatility that followed in the immediate aftermath, adversely impacted a number of holdings within the Fund for the year as a whole. Capita, the UK outsourcing group, was initially hit by the surprise vote. Given the uncertainties surrounding Brexit, the market became more pessimistic over the ability of the company to convert its bid pipeline over the short term. The shares came under further pressure in the final quarter of the year after the company was forced into its second profit warning in less than three months. The UK group reduced profit guidance for the year by a further 8%, having already cut forecasts in September. As part of a wider restructuring, Capita will reorganize several divisions and reduce staff headcount by around 3%.

Hargreaves Lansdown also suffered as a result of the Brexit vote. The group's fortunes remain tied to wider equity market performance and with investors taking money out of equities, it announced it had seen a significant slide in inflows into its investment platform following the referendum. One positive was an increase in share trading by its 850,000 customers. With a strong brand and market-leading position, the retail-focused broker and wealth manager remains well placed to continue to pick up customers turning to DIY investing to manage their long-term savings.

The portfolio's long-standing holding in Danish pharmaceutical company Novo Nordisk was also a detractor. Alongside encouraging second quarter results which saw sales and profits improve, the group lowered its sales and profit guidance for the year, leading the shares lower. This was attributed to intensifying competition within the diabetes and biopharmaceuticals market in the US, a contract loss in the US, as well as adverse macroeconomic conditions in international markets.

One of the Fund's UK-listed holdings was subject to takeover activity in the second half of the year, boosting the stock's performance significantly and contributing positively to the portfolio's relative returns. ARM Holdings, the UK-based semiconductor and software design company, was acquired at a 43% premium to the prevailing share price by Japan's Softbank in an all-cash deal worth $31 billion.

Also positively, supported by robust operational progress, Adidas enjoyed a strong 2016 in which it raised its financial outlook four times, on the back of continued sales growth across all its markets. For the first nine months of the year, revenues at the German sportswear group increased by 20%, helped by double-digit growth at Adidas and a return to sales growth at Reebok. Data

05

Management Discussion (unaudited)

Annual Report December 31, 2016

also showed that the group had surpassed US rival Under Armour in terms of quarterly sales in the US whilst also significantly improving its share of the US athletic footwear market.

Another strong contributor to performance during the year was Cochlear, the world's top hearing implant manufacturer. The Australian company posted a 30% rise in annual net profit whilst also surpassing AUD$1 billion in annual revenue for the first time in its history. The group's success can be attributed to a suite of new products released over the past 18 months as well as expansion of the company's sales force in China and Europe. Importantly, Cochlear continues to invest heavily in further research and product development.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and deemphasizes the significant of economic cycles and market cycles. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength and valuation. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The International Focus Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made where applicable.

Outlook

As we look to the year ahead, in Europe alone, 2017 will see general elections in Germany, France and the Netherlands. In each of these elections, there exist populist or extremist political parties with the potential to disturb the status quo. We did not position the portfolio for any particular outcome ahead of the Brexit vote, the US presidential election or the November OPEC meeting and are unlikely to do so ahead of any other major political event for the coming year. Instead we will continue to look for companies that have identifiable and sustainable competitive advantages, the ability to achieve above average growth rates and management teams that are able to capitalize on the opportunities given to them. Over the long term, we remain convinced that this is the best way to deliver attractive returns from international equity investment.

06

Management Discussion (unaudited)

Annual Report December 31, 2016

Fund Perfomance for the periods ended 12/31/16 (Average Annual Total Returns)

	One Year	% p.a. Five Year	Since Inception % p.a. (December 17, 2009)
EAFE Choice Fund Class 2*	0.59%	7.74%	6.09%
MSCI EAFE Index	1.51%	7.01%	4.56%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes are as follows: -1.68% for Class 1 and 0.66% for Class 3. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Funds Class 2 shares of Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

We have changed the initial investment in the graph from $1,000,000 to $10,000 to make it consistent with the Fund's Prospectus.

07

Management Discussion (unaudited)

Annual Report December 31, 2016

EAFE Pure Fund

Market Conditions and Review of Performance during 2016

If ever there were a year to demonstrate the futility of assuming past orthodoxies might be relied upon to predict the future, then surely 2016 was it. Whether it be the UK's vote to leave the European Union after 43 years, the election as US president of a man who defied pretty much every convention assumed necessary for securing such a victory, or Brazilian equities outperforming every other major market despite the impeachment of the country's president and the continued collapse of its economy, the difficulty of forecasting has seldom been more evident.

While political predictions have proven to be futile, so too have been the assumed effects of the shocks themselves. Quite what the long-term impact of the new political regime in the USA will be is unclear but, while experts were largely united in emphasizing the downside risks of Donald Trump's policies prior to the election, it is notable that the immediate response of equity markets has been for the S&P 500 to rise to new highs. The UK economy has continued to confound those who were convinced that a vote to leave the EU would result in an immediate and dramatic decline in its health. Indeed, far from melting down, a number of economic indicators across the developed and developing world are in fact looking better than they have for some time, deflation fears are receding across Europe and monetary policy normalization continues in North America.

The EAFE Pure Fund Class 2 produced a return of -0.20% during 2016, underperforming the benchmark which returned +1.51% for the year.

Market returns in 2016, and the final quarter of the year in particular, were dominated by strong performances of banks, energy and materials related stocks. Although the Fund contains a number of such investments, these are segments of the market where we have struggled to find opportunities that meet our criteria for quality and long-term growth potential. This, together with stock specific performances, resulted in the Fund's relative underperformance.

Whilst the UK market finished the year broadly unchanged in US dollar terms (in local currency terms the FTSE 100 increased by +14.4%), the UK's unexpected decision to leave the European Union in June's Referendum vote combined with the market volatility that followed in the immediate aftermath, adversely impacted a number of holdings within the fund for the year as a whole. Capita, the UK outsourcing group, was initially hit by the surprise vote. Given the uncertainties surrounding Brexit, the market became more pessimistic over the ability of the company to convert its bid pipeline over the short term. The shares came under further pressure in the final quarter of the year after the company was forced into its second profit warning in less than three months. The UK group reduced profit guidance for the year by a further 8%, having already cut forecasts in September. As part of a wider restructuring, Capita will reorganize several divisions and reduce staff headcount by around 3%.

Hargreaves Lansdown also suffered as a result of the Brexit vote. The group's fortunes remain tied to wider equity market performance and with investors taking money out of equities, it announced it had seen a significant slide in inflows into its investment platform following the referendum. One positive was an increase in share trading by its 850,000 customers. With a strong brand and market-leading position, the retail-focused broker and wealth manager remains well placed to continue to pick up customers turning to DIY investing to manage their long-term savings.

The portfolio's long-standing holding in Danish pharmaceutical company Novo Nordisk was also a detractor. Alongside encouraging second quarter results which saw sales and profits improve, the group lowered its sales and profit guidance for the year, leading the shares lower. This was attributed to intensifying competition within the diabetes and biopharmaceuticals market in the US, a contract loss in the US, as well as adverse macroeconomic conditions in international markets.

One of the Fund's UK-listed holdings was subject to takeover activity in the second half of the year, boosting the stock's performance significantly and contributing positively to the portfolio's relative returns. ARM Holdings, the UK-based semiconductor and software design company, was acquired at a 43% premium to the prevailing share price by Japan's Softbank in an all-cash deal worth $31 billion.

Also positively, supported by robust operational progress, Adidas enjoyed a strong 2016 in which it raised its financial outlook four times, on the back of continued sales growth across all its markets. For the first nine months of the year, revenues at the German sportswear group increased by 20%, helped by double-digit growth at Adidas and a return to sales growth at Reebok. Data

08

Management Discussion (unaudited)

Annual Report December 31, 2016

also showed that the group had surpassed US rival Under Armour in terms of quarterly sales in the US whilst also significantly improving its share of the US athletic footwear market.

Another strong contributor to performance during the year was Cochlear, the world's top hearing implant manufacturer. The Australian company posted a 30% rise in annual net profit whilst also surpassing AUD$1 billion in annual revenue for the first time in its history. The group's success can be attributed to a suite of new products released over the past 18 months as well as expansion of the company's sales force in China and Europe. Importantly, Cochlear continues to invest heavily in further research and product development.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and deemphasizes the significant of economic cycles and market cycles. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength and valuation. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The International Focus Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made where applicable.

Outlook

As we look to the year ahead, in Europe alone, 2017 will see general elections in Germany, France and the Netherlands. In each of these elections, there exist populist or extremist political parties with the potential to disturb the status quo. We did not position the portfolio for any particular outcome ahead of the Brexit vote, the US presidential election or the November OPEC meeting and are unlikely to do so ahead of any other major political event for the coming year. Instead we will continue to look for companies that have identifiable and sustainable competitive advantages, the ability to achieve above average growth rates and management teams that are able to capitalize on the opportunities given to them. Over the long term, we remain convinced that this is the best way to deliver attractive returns from international equity investment.

09

Management Discussion (unaudited)

Annual Report December 31, 2016

Fund Perfomance for the periods ended 12/31/16 (Average Annual Total Returns)

	One Year	Since Inception % p.a. (April 15, 2014)
EAFE Pure Fund Class 2*	-0.20%	-0.59%
MSCI EAFE Index	1.51%	-0.99%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes are as follows: -1.62% for Class 1. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Funds Class 2 shares of Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

We have changed the initial investment in the graph from $1,000,000 to $10,000 to make it consistent with the Fund's Prospectus.

Management Discussion (unaudited)

Annual Report December 31, 2016

Emerging Markets Fund

Market Conditions and Review of Performance during 2016

Despite it being a year of underperformance for the Fund, the coincidence of a number of attempts to tackle anti-graft and corruption in Emerging Markets leave us in a positive frame of mind after 2016. India has embarked on a process of demonetisation and states such as Goa want to move to a cashless society within months; South Korea is in the process of impeaching its president with potential repercussions for the disentanglement of the chaebol (large conglomerates, generally controlled by a family) and the state; we are seeing signs of increasing openness to foreign direct investment in sectors of strategic importance in countries such as Russia, Brazil and Mexico; and of course China has been tackling corruption head on for four years now with no let up.

It was a year in which business fundamentals and share prices were wildly dislocated. Strong operational progress at a large number of companies in the Fund was pleasing, but went unrewarded in an environment where — we would argue at least — broader market trends shaped performance.

Two major linked undercurrents have shaped moves across all EM assets in 2016. Firstly, a rebound in commodity prices. Secondly, the strongest credit stimulus from China since 2012. The combined effect of these factors has engineered a strong rally in EM currencies, led to credit spreads tightening and EM equities on the whole have performed well in dollar terms.

We saw a significant rally in traditionally cyclical parts of the market during the first half of the year, and a bounce in the currencies of commodity exporters. Relative performance was as much about what the Fund does not hold, as what it does. For example, the indices in Brazil and Russia were up 67% and 56% respectively in US$ terms and were the two largest country underweight positions during the course of the year. In contrast, Asia, where the majority of Fund holdings are domiciled, lagged broader Emerging Markets.

India, the largest overweight at the end of the year, was a notable detractor. We are optimistic that, alongside the well versed wiles on demographic trends and government reforms, interest rate cuts will eventually lead to stronger earnings growth across a range of companies in this high growth economy. This year saw the passing of several bills which are likely to improve transparency and the long term business operating environment, such as the Insolvency and Bankruptcy Code, the Goods and Services Tax Bill and of course, the recent push towards demonetization.

Chinese holdings were also negative in aggregate which was unhelpful for performance: ZTE, Ping An and China Vanke all had a difficult year in share price terms. However, we have seen operational strength, sometimes well above our expectations, at a range of holdings. For example, JD.com, the ecommerce business, was the top detractor. Operationally however, progress has been strong, indicating the market is not rewarding fundamentals. The company's most recent results show that it is growing its revenues at 38% and is fulfilling 55% more orders than it did during the same period one year ago.

During a difficult period it was pleasing to see the market rewarding ongoing strong results at Asian optical lens companies Sunny Optical and Largan Precision. Mercadolibre, the Latin American ecommerce platform and Banco Bradesco, the Brazilian bank were also positive contributors to performance.

For a number of years, we have held the view that the best opportunities in Emerging Markets are, by and large, in Asia and are often technology related (we use the word 'technology' in its broadest sense here). We have also been of the view that much of the commodity complex looks structurally challenged. The main reason for this surrounds the untenable supply-demand dynamics for many bulk commodities, such as iron ore. Chinese demand for industrial materials, despite having a stimulus driven pop in 2016, is unlikely to rebound to previous highs given the country's changing growth model. Meanwhile, supply is still high and is not being moderated in extractive industries. Mining capex is forecast to be $20 billion in 2017, for example.

Where we must make a distinction now is on the oil market. The election of a new Saudi minister of Finance in November and subsequent supply side controls from OPEC, mean that a more stable oil price environment appears likely. We believe that this provides a more attractive backdrop for businesses in some markets, particularly in Russia, and also Brazil to some extent.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential

Management Discussion (unaudited)

Annual Report December 31, 2016

of a company, we analyse the industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met. The emerging markets investment team is responsible for the overall strategy and stock selection process, led by the most senior investment managers. The team meets regularly to discuss both buy and sell ideas and to determine the level of conviction in the Fund's holdings.

Outlook

The investment time horizon for this strategy is 3-5 years and as such we believe this is the time period that performance should be judged over by its shareholders. Nonetheless, we are cognisant of the fact that shorter term periods of weakness are uncomfortable. We enter 2017 optimistic that there a number of strong growth businesses in the Emerging Markets universe capable of delivering positive absolute returns over long timeframes. We continue to research a range of companies across the universe and are consistently looking for genuinely sustainable long term growth opportunities.

Fund Perfomance for the periods ended 12/31/16 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	Since Inception % p.a. (April 4, 2003)
Emerging Markets Fund Class 5*	3.24%	2.39%	3.13%	12.82%
MSCI Emerging Markets Index	11.60%	1.64%	2.17%	11.52%

*  The returns for Class 5 shares have been provided. One-year return figures for the other share classes are as follows: 6.42% for Class 1, 3.10% for Class 2, 5.05% for Class 3 and 3.24% for Class 4. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Funds Class 5 shares of Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

We have changed the initial investment in the graph from $1,000,000 to $10,000 to make it consistent with the Fund's Prospectus.

Management Discussion (unaudited)

Annual Report December 31, 2016

Global Alpha Equity Fund

Market Conditions and Review of Performance During 2016

2016 was undoubtedly a year to remember in terms of politics and macroeconomic concerns. The year started off with fears over a Chinese economic slowdown. Confidence recovered but was promptly dashed by the remarkable result in June in which the British electorate voted to leave the European Union — a decision that will, incidentally, take years to enact. Finally, the US election delivered the surprise result of Donald Trump being elected President. The shocked response to the Brexit-Trump results derives primarily from its unexpectedness. The world's most sophisticated pollsters, deploying terabytes of analysis, failed to predict each outcome. However by the end of the year, six months on from the Brexit vote and two months on from the US election, the MSCI All Country World Index finished the year up 8.48%. Against this backdrop, the Global Alpha Equity Fund Class 3 underperformed the benchmark over the year in relative terms.

As global equity managers, our horizon naturally stretches beyond the US and recent developments in other countries could have equally interesting long-term impacts. In Europe, Italian voters rejected proposals to reform the constitution, Austrians voted against electing a far-right President and, in the UK, speculation is rife about what Brexit will actually look like. In Brazil the impeachment of President Rousseff should allow for more reforms to be pushed through Congress, whilst simultaneously attracting greater levels of foreign investment. Similarly, South Korea is also in the process of impeaching its President, which will hopefully lead to the disentanglement of the complex ownership structures between the state and large organisations (chaebols). Finally, India, in a bold and somewhat controversial move, introduced the 'demonetisation' (ie abolition) of the Rs 500 and 1000 currency notes. This reform is designed to curtail the black economy and will be a significant boost in both driving forward the adoption of retail bank accounts and boosting tax revenues.

The Fund, however, is constructed on a 'bottom up' basis and so the majority of performance was driven by stock selection.

Looking at those holdings that helped Fund performance, NVIDIA Corp was the top performing stock. This company produces Graphics Processing Units

(GPUs) that are vital in rendering images on screens. There have been two drivers to the significant share price appreciation witnessed over the year. The first has been a rapid increase in automotive sales, including an announcement by Tesla (which is also held in the Fund) that all of its cars will now boast the hardware required for fully autonomous driving — a capability powered in large part by NVIDIA's Titan processor. The second driver is the growth of its core gaming franchise, with revenues continuing to accelerate. The company is benefiting from the shift from PC-based gaming to Virtual Reality where the demand for high powered GPUs is even more acute.

Another strong contributor was Apache (oil and gas producer). Its share price is, in part, a proxy for the oil price and it has benefitted from a bounce in the value of the commodity. But the biggest factor behind the stock's climb was the company's announcement in September of a significant find in the Permian Basin — dubbed the 'Alpine High' — which has enormous reserve potential (in both oil and gas). More broadly we admire management's disciplined focus on returns and their adoption of an approach to the exploration of unconventional resources that is much more data driven, a policy borne out by the fact that the 'Alpine High' discovery was organically generated, and came from testing of an area that no-one else in the industry believed in.

The two largest stock detractors over the year were Royal Caribbean Cruises (cruise ship operator) and Myriad Genetics (genetic testing). The share price of Royal Caribbean had a very weak start to 2016 and fell significantly as the market worried about demand in China, the Zika virus and how ongoing geopolitical unrest would affect demand for cruises in the eastern Mediterranean. However, operationally, the company continues to perform well, with improving yields and higher than expected earnings. They also continue to see strong demand for their cruises, with both numbers of cruisers and prices up for 2017.

Myriad Genetics' share price was weak as it has struggled against increased competition in its hereditary cancer business. This was further exacerbated by higher-than-normal turnover in its salesforce in June and July. Since then the company has returned to a more normal level of salesforce but there will be an inevitable time-lag for productivity to return. More broadly we think the company has a market leading suite of cancer tests and is also expanding into other exciting fields such as rheumatoid arthritis and companion diagnostics.

Management Discussion (unaudited)

Annual Report December 31, 2016

Over the past year we have invested in some young innovative companies that demonstrate the capability to reshape and redefine the markets they operate in. In this regard we took a holding in: NVIDIA (designs Graphics Processing Units); Line Corp (a Japanese social messaging app with a sizeable presence in the fast growing Indonesian market); and Ctrip (a Chinese online travel company which controls 80% of the market and should benefit from the rapid growth of tourism in China). Other new holdings taken during the period include: Wabtec (manufactures components for railway locomotives, freight cars and passenger transit vehicles and stands to benefit from both an increase in demand and industry consolidation); Verisk (a data analytics company which focuses on the US property & casualty insurance, financial services and energy industries) and Resmed (which produces medical equipment for the treatment of respiratory conditions).

Over the period we have continued to sell holdings in companies where we think the outlook is uninspiring — these include Praxair (industrial gases), Banco Popular (Spanish retail bank) and Volvo (trucks and construction equipment). We have also sold holdings where we believe valuations are now looking stretched — for example we sold the holdings in Nestlé (consumables) and Dolby (sound technology).

Investment Strategies used to manage the Fund

We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met. The Global Alpha investment team is responsible for the overall strategy and stock selection process. They meet regularly as part of a Portfolio Review Group, along with representatives from each of Baillie Gifford's regional investment teams, to discuss both buy and sell ideas and the level of conviction in their continuing holdings.

Outlook

In 2017, markets may well experience further bouts of volatility, driven by political or macro events. After all, the world awaits to see what Trump will do once he moves into the White House, what 'Brexit' will actually look like and what the outcomes of elections in the Netherlands, France and Germany will be.

We will, of course, monitor these events and look at what impact they might have on the long-term operations of the holdings in the Fund. However, it is a company's competitive position, its balance sheet, its management, their strategy and their willingness to invest for the future that have the greatest impact on how the company's share price performs over the long term. It is these fundamentals that we focus on. In periods of extreme market volatility, company fundamentals are often ignored by the market and this provides great opportunities for stock-pickers. We will continue to look to take advantage of these.

Management Discussion (unaudited)

Annual Report December 31, 2016

Fund Perfomance for the periods ended 12/31/16 (Average Annual Total Returns)

	One Year	% p.a. Five Year	Since Inception % p.a. (November 15, 2011)
Global Alpha Equity Fund Class 3*	5.02%	11.28%	10.73%
MSCI AC World Index	8.48%	9.95%	9.47%

*  The returns for Class 3 shares have been provided. One-year return figures for the other share classes are as follows: 4.40% for Class 1 and 4.95% for Class 2. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Funds Class 3 shares of Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

We have changed the initial investment in the graph from $1,000,000 to $10,000 to make it consistent with the Fund's Prospectus.

Management Discussion (unaudited)

Annual Report December 31, 2016

Long Term Global Growth Equity Fund

Market Conditions and Review of Performance during 2016

Economic news flow and political events on both sides of the Atlantic conspired to drive stock market volatility during the course of 2016. Following the referendum that decided Britain's forthcoming departure from the European Union, the market conditions were characterized by a lower appetite for stocks where the pay off is several years away, which is arguably the case for many of the holdings in the Long Term Global Growth (LTGG) Equity Fund. This became more prominent in the days leading to the US-election, as stock markets fixated on the identity of the next US president and the resulting actions of central banks. In the immediate aftermath of the US election, market sentiment rotated with a subsequent rally in the share prices of companies in the Energy, Materials, Industrial and Financial sectors. The LTGG fund has no stocks in the first two, and there is barely any exposure to the latter. The lack of exposure to these sectors resulted in a relative underperformance for the year ending in December 2016, with the fund retracting by 3.80% versus an Index growing by 8.48%. Nonetheless, we are comfortable with the lack of exposure to these sectors, as we see no reason why companies in these sectors will prosper longer term — for rapid and long-term growth, we think the most attractive stocks are elsewhere.

Reassuringly, performance numbers remain respectable over the longer time periods with the Fund returning 5.42% per annum since its inception on 10th June 2014, whereas the MSCI All Country World Index returned 2.00% per annum over the same period.

Amidst all this macroeconomic speculation, we retain our long-term perspective and continue to focus on company fundamentals. Throughout the year, the operational performance of the companies held in the portfolio has generally been strong with growth among the portfolio's largest holdings ranging from good to astonishing.

Whilst the share price of some of the Chinese holdings were down or stagnant throughout, this is starkly at odds with their operational performance. The top lines of the weakest stocks — Tencent, Ctrip and Alibaba — are all growing at over 50% per annum in their latest reported quarter.

A number of the healthcare companies in the portfolio have also been weak in share price terms. With some, such as Intuitive Surgical, we have no concerns, as their operational performance remains very solid but movements in a couple of other stocks do warrant further reflection. For example, Illumina's addressable market is not expanding as fast as we would like.

In other instances, such as with Amazon and Facebook, whilst their share price increased roughly in line with the broader market, the share price performance is lagging the growth rates shown by their underlying businesses. This increases our conviction in the upside from here. Both companies are seeing their opportunity sets expanding. Facebook continues to broaden out beyond advertising, into messaging, image recognition, video and commerce. Meanwhile, Amazon's AWS could be the best growth business around over the next 10 years and adoption of their Alexa voice recognition platform has amazed us.

We made seven complete sales and five new buys in 2016, which by LTGG standard is a relative burst of activity. Despite this, portfolio turnover remained low and consistent with our long-term investment horizon.

At the start of the year we established a holding in Under Armour, and have added to the position on recent share price weakness. The company has grown from being a niche American football brand into the second largest sportswear company in the US, yet still has just 1% of the global market and international revenues are growing at over 70% per annum. Founder Kevin Plank's understanding of the brand and marketing has been key to Under Armour's success. Moreover, he is willing to invest in potentially exciting, but not immediately profitable, opportunities such as fitness tracking, meaning the company is well-placed to benefit from the increasing integration of technology in our daily lives.

We later took a holding in NVIDIA, the market leader in providing GPUs for gaming and high end computing. We are excited about several additional large areas of future growth for NVIDIA's technology, including virtual and augmented reality, driverless cars and artificial intelligence; this opportunity and excellent operational progress has been reflected in the strength of the share price towards the end of the year.

Another addition to the portfolio is Dexcom, a manufacturer of continuous glucose monitoring devices. These provide diabetics with more information about their blood glucose levels in order to better manage their health. With awareness of Dexcom's technology rising

Management Discussion (unaudited)

Annual Report December 31, 2016

amongst both diabetics and doctors we believe the company is at an exciting phase in its development and has the potential to become a routine standard of care.

These transactions were funded by a number of complete sales, most recently Novozymes, a company we have held for eight years. We still believe that Novozymes is an extraordinarily well-managed company. However, we think that demand for next generation bio fuel, given the rise of other cheaper, alternative energy sources, is unlikely to expand significantly over the longer term. Without this extra market opportunity, we believe the growth rates for the company as a whole are likely to disappoint and sold the holding.

Other sales include Stratasys and Burberry. For the latter, the development of the Beauty division has not been a positive in our view, and margins in this segment are unattractive. In the case of Stratasys, our conviction in its ability to execute on its vision of making 3D printing mainstream and disrupting manufacturing supply chains has decreased following poor integration of acquisitions.

We also sold the holding in LendingClub after the founder and chief executive resigned following an internal investigation into the company's lending practices, and the holding in LinkedIn following Microsoft's bid for the company at a significant premium. Similarly, ARM exited the portfolio following Softbank's takeover of the company.

Overall, we remain very happy with the portfolio. We're seeing very strong earnings growth coming through and the recent relative weakness serves to increase the scope for upside from here.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The Long Term Global Growth team is responsible for the overall strategy and stock selection process. They interact regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long term prospects for the Fund's holdings and make changes where appropriate.

Outlook

We remain resolutely focused on our fundamental, bottom-up process and, while we don't ignore macroeconomic events altogether, we prefer to distance ourselves from the market noise. That being said, 2016 has been an eventful year. Britain's decision to leave the European Union and the election of Donald Trump as US President were the greatest surprises of the year and they highlight the unpredictability of political and economic events. There is plenty of scope for further surprises in 2017 and beyond. As ever, we will use our patient approach and consider any stock opportunities that may present themselves.

We are confident that the companies in the LTGG portfolio represent a pretty different line of exposure compared to the market at large and this is likely to remain the case. In the months ahead, the stock markets might continue to speculate on what companies or sectors may benefit most by the policies undertaken by the White House or the European Central Bank. On this basis, there's a good chance that volatility will prevail and that the 'dirty and grubby' companies such as coal, big oil and industrials may be able to preserve their veneer of health for a little longer, despite the fact that their business models are slowly being destroyed by the long term structural challenges posed by climate change and technological advances.

In the meantime, the West Coast internet companies, some of which are the largest holdings in the LTGG Fund, are certainly out of favour at this time — but they are open, international companies that have welcomed the best brains from all across the globe. So there may be some out-of-tune months ahead for the LTGG portfolio. However, such is the chasm between the growth prospects for the companies we have backed, and those companies of recent favour in the market, our contention would be that the change of leadership won't last. So we go into 2017 with exactly the same objective as for the last ten years. We will start with stock specifics and company fundamentals and we will maintain focus on the next five or ten years of business growth rather than the next one or two.

Management Discussion (unaudited)

Annual Report December 31, 2016

With a portfolio of what we think are some of the most exciting long term growth investments around the globe, we enter 2017 with characteristic optimism for the future. We did not position the portfolio for any particular outcome ahead of either the Brexit vote, the US presidential election or the November OPEC meeting, and are extremely unlikely to do so ahead of the German or French presidential elections later this year. We continue to be impressed by the operational progress of many of the holdings in the portfolio and we are much more likely to try to take advantage of any share price weakness at such companies should they fall out of favour than to chase near-term momentum in businesses for which we cannot credibly articulate an attractive long term investment case. Over the long term, we remain convinced that this is the best way to deliver attractive returns from global equity investment.

Fund Perfomance for the periods ended 12/31/16 (Average Annual Total Returns)

	One Year	Since Inception % p.a. (June 10, 2014)
LTGG Equity Fund Class 2*	-3.80%	5.42%
MSCI AC World Index	8.48%	2.00%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes are as follows: -3.81% for Class 1 and -3.71% for Class 4. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Funds Class 2 shares of Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

We have changed the initial investment in the graph from $1,000,000 to $10,000 to make it consistent with the Fund's Prospectus.

Management Discussion (unaudited)

Annual Report December 31, 2016

International Choice Fund

Market Conditions and Review of Performance during 2016

If ever there were a year to demonstrate the futility of assuming past orthodoxies might be relied upon to predict the future, then surely 2016 was it. Whether it be the UK's vote to leave the European Union after 43 years, the election as US president of a man who defied pretty much every convention assumed necessary for securing such a victory, or Brazilian equities outperforming every other major market despite the impeachment of the country's president and the continued collapse of its economy, the difficulty of forecasting has seldom been more evident.

While political predictions have proven to be futile, so too have been the assumed effects of the shocks themselves. Quite what the long-term impact of the new political regime in the USA will be is unclear but, while experts were largely united in emphasizing the downside risks of Donald Trump's policies prior to the election, it is notable that the immediate response of equity markets has been for the S&P 500 to rise to new highs. The UK economy has continued to confound those who were convinced that a vote to leave the EU would result in an immediate and dramatic decline in its health. Indeed, far from melting down, a number of economic indicators across the developed and developing world are in fact looking better than they have for some time, deflation fears are receding across Europe and monetary policy normalization continues in North America.

The International Choice Fund Class 2 produced a return of +0.54% during 2016, underperforming the benchmark which returned +5.01% for the year.

Market returns in 2016, and the final quarter of the year in particular, were dominated by strong performances of banks, energy and materials related stocks. Although the Fund contains a number of such investments, these are segments of the market where we have struggled to find opportunities that meet our criteria for quality and long-term growth potential. This, together with the wider political background over the year, resulted in the Fund's underperformance.

Whilst the UK market finished the year broadly unchanged in US dollar terms (in local currency terms the FTSE100 increased by +14.4%), the UK's unexpected decision to leave the European Union in June's Referendum vote combined with the market volatility that followed in the immediate aftermath, adversely impacted a number of holdings within the fund for the year as a whole. Capita, the UK outsourcing group, was initially hit by the surprise vote. Given the uncertainties surrounding Brexit, the market became more pessimistic over the ability of the company to convert its bid pipeline over the short term. The shares came under further pressure in the final quarter of the year after the company was forced into its second profit warning in less than three months. The UK group reduced profit guidance for the year by a further 8%, having already cut forecasts in September. As part of a wider restructuring, Capita will reorganize several divisions and reduce staff headcount by around 3%.

Hargreaves Lansdown also suffered as a result of the Brexit vote. The group's fortunes remains tied to wider equity market performance and with investors taking money out of equities, it announced it had seen a significant slide in inflows into its investment platform following the vote. One positive was an increase in share trading by its 850,000 customers. With a strong brand and market-leading position, the retail-focused broker and wealth manager remains well placed to continue to pick up customers turning to DIY investing to manage their long-term savings.

The portfolio's long-standing holding in Danish pharmaceutical company Novo Nordisk was also a detractor. Alongside encouraging second quarter results which saw sales and profits improve, the group lowered its sales and profit guidance for the year, leading the shares lower. This was attributed to intensifying competition within the diabetes and biopharmaceuticals market in the US, a contract loss in the US, as well as adverse macroeconomic conditions in international markets.

More encouragingly, there were a number of positive performances during the year, supported by robust operational progress. After struggling for a number of years, Adidas enjoyed a strong 2016 in which it raised its financial outlook four times, on the back of continued sales growth across all its markets. For the first nine months of the year, revenues at the German sportswear group increased by 20%, helped by double-digit growth at Adidas and a return to sales growth at Reebok. Data also showed that the group had surpassed US rival Under Armour in terms of quarterly sales in the US whilst also significantly improving its share of the US athletic footwear market. Against this background of outstanding financial performance, management confirmed the outlook for the full year.

Management Discussion (unaudited)

Annual Report December 31, 2016

One of the Fund's UK-listed holdings was subject to takeover activity in the second half of the year, boosting the stock's performance significantly and contributing positively to the portfolio's relative returns. ARM Holdings, the UK-based semiconductor and software design company, was acquired at a 43% premium to the prevailing share price by Japan's Softbank in an all-cash deal worth $31bn.

Another strong contributor to performance during the year was Cochlear, the world's top hearing implant manufacturer. The Australian company posted a 30% rise in annual net profit whilst also surpassing AUD$1 billion in annual revenue for the first time in its history. The group's success can be attributed to a suite of new products released over the past 18 months as well as expansion of the company's sales force in China and Europe. Importantly, Cochlear continues to invest heavily in further research and product development.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and deemphasizes the significant of economic cycles and market cycles. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength and valuation. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The International Focus Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made where applicable.

Outlook

As we look to the year ahead, in Europe alone, 2017 will see general elections in Germany, France and the Netherlands. In each of these elections, there exist populist or extremist political parties with the potential to disturb the status quo. We did not position the portfolio for any particular outcome ahead of the Brexit vote, the US presidential election or the November OPEC meeting and are unlikely to do so ahead of any other major political event for the coming year. Instead we will continue to look for companies that have identifiable and sustainable competitive advantages, the ability to achieve above average growth rates and management teams that are able to capitalize on the opportunities given to them. Over the long term, we remain convinced that this is the best way to deliver attractive returns from international equity investment.

Management Discussion (unaudited)

Annual Report December 31, 2016

Fund Perfomance for the periods ended 12/31/16 (Average Annual Total Returns)

	One Year	Since Inception % p.a. (April 9, 2013)
International Choice Fund Class 2*	0.54%	2.69%
MSCI ACWI ex U.S. Index	5.01%	2.14%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes are as follows: 0.46% for Class 1 and 0.61% for Class 3. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Funds Class 2 shares of Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

We have changed the initial investment in the graph from $1,000,000 to $10,000 to make it consistent with the Fund's Prospectus.

Fund Expenses (unaudited)

Annual Report December 31, 2016

As a shareholder of the Baillie Gifford International Equity Fund, the Baillie Gifford EAFE Fund, the Baillie Gifford EAFE Choice Fund, the Baillie Gifford EAFE Pure Fund, the Baillie Gifford Emerging Markets Fund, the Baillie Gifford Global Alpha Equity Fund, the Baillie Gifford Long Term Global Growth Equity Fund, the Baillie Gifford U.S. Equity Growth Fund and the Baillie Gifford International Choice Fund (together, the "Funds") you incur two types of costs: (1) transaction costs, which may include purchase fees and redemption fees and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in the other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase fees and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited)

Annual Report December 31, 2016

	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Annualized Expense Ratios Based on the Period 7/01/16 to 12/31/16	Expenses Paid(1) During Period
Baillie Gifford International Equity Fund — Class 1
Actual	$1,000	$1,050.60	0.67%	$3.45
Hypothetical (5% return before expenses)	$1,000	$1,021.77	0.67%	$3.40
Baillie Gifford International Equity Fund — Class 2
Actual	$1,000	$1,050.90	0.59%	$3.04
Hypothetical (5% return before expenses)	$1,000	$1,022.17	0.59%	$3.00
Baillie Gifford International Equity Fund — Class 3
Actual	$1,000	$1,051.30	0.52%	$2.68
Hypothetical (5% return before expenses)	$1,000	$1,022.52	0.52%	$2.64
Baillie Gifford International Equity Fund — Class 5
Actual	$1,000	$1,051.80	0.44%	$2.27
Hypothetical (5% return before expenses)	$1,000	$1,022.92	0.44%	$2.24
Baillie Gifford EAFE Fund — Class 1
Actual	$1,000	$1,038.50	0.69%	$3.54
Hypothetical (5% return before expenses)	$1,000	$1,021.67	0.69%	$3.51
Baillie Gifford EAFE Fund — Class 2
Actual	$1,000	$1,039.00	0.61%	$3.13
Hypothetical (5% return before expenses)	$1,000	$1,022.07	0.61%	$3.10
Baillie Gifford EAFE Fund — Class 3
Actual	$1,000	$1,039.30	0.54%	$2.77
Hypothetical (5% return before expenses)	$1,000	$1,022.42	0.54%	$2.75
Baillie Gifford EAFE Fund — Class 4
Actual*	$1,000	$930.30	0.52%	$1.12
Hypothetical (5% return before expenses)	$1,000	$1,022.52	0.52%	$2.64
Baillie Gifford EAFE Fund — Class 5
Actual	$1,000	$1,039.70	0.46%	$2.36
Hypothetical (5% return before expenses)	$1,000	$1,022.82	0.46%	$2.34

Fund Expenses (unaudited)

Annual Report December 31, 2016

	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Annualized Expense Ratios Based on the Period 7/01/16 to 12/31/16	Expenses Paid(1) During Period
Baillie Gifford EAFE Choice Fund — Class 1
Actual**	$1,000	$983.20	0.75%	$3.37
Hypothetical (5% return before expenses)	$1,000	$1,021.37	0.75%	$3.81
Baillie Gifford EAFE Choice Fund — Class 2
Actual	$1,000	$999.30	0.66%	$3.32
Hypothetical (5% return before expenses)	$1,000	$1,021.82	0.66%	$3.35
Baillie Gifford EAFE Choice Fund — Class 3
Actual	$1,000	$999.60	0.59%	$2.97
Hypothetical (5% return before expenses)	$1,000	$1,022.17	0.59%	$3.00
Baillie Gifford EAFE Pure Fund — Class 1
Actual**	$1,000	$983.80	0.78%	$3.51
Hypothetical (5% return before expenses)	$1,000	$1,021.22	0.78%	$3.96
Baillie Gifford EAFE Pure Fund — Class 2
Actual	$1,000	$998.50	0.68%	$3.42
Hypothetical (5% return before expenses)	$1,000	$1,021.72	0.68%	$3.46
Baillie Gifford Emerging Markets Fund — Class 1
Actual	$1,000	$1,057.70	0.98%	$5.07
Hypothetical (5% return before expenses)	$1,000	$1,020.21	0.98%	$4.98
Baillie Gifford Emerging Markets Fund — Class 2
Actual	$1,000	$1,058.20	0.90%	$4.66
Hypothetical (5% return before expenses)	$1,000	$1,020.61	0.90%	$4.57
Baillie Gifford Emerging Markets Fund — Class 3
Actual	$1,000	$1,058.50	0.83%	$4.29
Hypothetical (5% return before expenses)	$1,000	$1,020.96	0.83%	$4.22
Baillie Gifford Emerging Markets Fund — Class 5
Actual	$1,000	$1,058.90	0.75%	$3.88
Hypothetical (5% return before expenses)	$1,000	$1,021.37	0.75%	$3.81

Fund Expenses (unaudited)

Annual Report December 31, 2016

	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Annualized Expense Ratios Based on the Period 7/01/16 to 12/31/16	Expenses Paid(1) During Period
Baillie Gifford Global Alpha Equity Fund — Class 1
Actual**	$1,000	$1,044.00	0.76%	$3.52
Hypothetical (5% return before expenses)	$1,000	$1,021.32	0.76%	$3.86
Baillie Gifford Global Alpha Equity Fund — Class 2
Actual	$1,000	$1,075.40	0.67%	$3.50
Hypothetical (5% return before expenses)	$1,000	$1,021.77	0.67%	$3.40
Baillie Gifford Global Alpha Equity Fund — Class 3
Actual	$1,000	$1,075.70	0.61%	$3.18
Hypothetical (5% return before expenses)	$1,000	$1,022.07	0.61%	$3.10
Baillie Gifford Long Term Global Growth Equity Fund — Class 1
Actual	$1,000	$1,028.60	0.85%	$4.33
Hypothetical (5% return before expenses)	$1,000	$1,020.86	0.85%	$4.32
Baillie Gifford Long Term Global Growth Equity Fund — Class 2
Actual	$1,000	$1,028.30	0.77%	$3.93
Hypothetical (5% return before expenses)	$1,000	$1,021.27	0.77%	$3.91
Baillie Gifford Long Term Global Growth Equity Fund — Class 4
Actual	$1,000	$1,028.80	0.67%	$3.42
Hypothetical (5% return before expenses)	$1,000	$1,021.77	0.67%	$3.40
Baillie Gifford U.S. Equity Growth Fund — Class 1
Actual***	$1,000	$997.40	0.65%	$0.46
Hypothetical (5% return before expenses)	$1,000	$1,021.87	0.65%	$3.30
Baillie Gifford International Choice Fund — Class 1
Actual	$1,000	$995.00	0.74%	$3.71
Hypothetical (5% return before expenses)	$1,000	$1,021.42	0.74%	$3.76
Baillie Gifford International Choice Fund — Class 2
Actual	$1,000	$995.40	0.66%	$3.31
Hypothetical (5% return before expenses)	$1,000	$1,021.87	0.66%	$3.35

Fund Expenses (unaudited)

Annual Report December 31, 2016

	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Annualized Expense Ratios Based on the Period 7/01/16 to 12/31/16	Expenses Paid(1) During Period
Baillie Gifford International Choice Fund — Class 3
Actual	$1,000	$995.70	0.59%	$2.96
Hypothetical (5% return before expenses)	$1,000	$1,022.17	0.59%	$3.00

*  Funds recommenced operations on October 10th, 2016. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 82/366 (to reflect recommencement of operation).

**  Funds recommenced operations on July18th, 2016. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 166/366 (to reflect recommencement of operation).

***  Funds commenced operations on December 6th, 2016. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 25/366 (to reflect commencement of operation).

(1)  Unless otherwise indicated, expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/366 (to reflect the six-month period).

Expenses are calculated using the annualized expense ratio for the Funds, which represents the ongoing expenses as a percentage of net assets for the year or period end December 31, 2016. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal year may differ from expense ratios based on the one-year data in the financial highlights.

Industry Diversification Table

Annual Report December 31, 2016

December 31, 2016 (unaudited)
Baillie Gifford International Equity Fund

	Value	% of Total Net Assets
Aerospace	$7,640,984	0.5%
Aerospace & Defense	12,885,337	0.8
Airlines	57,334,234	3.5
Apparel Retailers	42,826,534	2.5
Asset Managers	13,530,407	0.8
Auto Manufacturers	14,245,281	0.8
Auto Parts	20,455,995	1.2
Banks	149,824,546	9.0
Beverages, Food & Tobacco	44,013,517	2.6
Biotechnology	13,561,979	0.8
Building Materials & Fixtures	15,522,439	0.9
Business Support Services	26,807,018	1.7
Chemicals	15,333,614	0.9
Clothing & Accessories	38,860,310	2.3
Commercial Services	47,100,790	2.8
Commercial Services & Supplies	6,270,474	0.4
Construction & Building Materials	51,106,051	3.0
Containers & Packaging	18,783,948	1.1
Distribution/Wholesale	21,508,548	1.3
Diversified Financial Services	25,531,552	1.5
Electrical Components & Equipment	18,724,722	1.1
Electrical Equipment	20,766,632	1.2
Electronic & Electrical Equipment	77,946,465	4.7
Exploration & Production	8,202,628	0.5
Financials	28,347,935	1.7
Food & Drug Retailers	20,835,863	1.2
Food Producers & Processors	22,427,069	1.3
Food Products	44,048,090	2.6
General Retailers	13,006,681	0.8
Healthcare — Products	15,618,976	0.9
Hotels Restaurants and Leisure	15,522,760	0.9
Industrial Engineering	12,462,213	0.7
Industrial Machinery	74,931,160	4.5
Industrial Suppliers	36,537,449	2.2
Information and Communications	14,073,285	0.8
Insurance	83,283,681	5.0
Internet	87,782,992	5.2
Investment Services	34,740,090	2.1
Life Insurance	13,251,715	0.8

Industry Diversification Table

Annual Report December 31, 2016

	Value	% of Total Net Assets
Machinery — Diversified	$16,478,508	1.0%
Media & Photography	49,454,970	2.9
Medical Equipment	17,830,803	1.1
Mining & Metals	29,337,261	1.7
Pharmaceuticals	18,215,826	1.1
Property & Casualty Insurance	18,354,472	1.1
Recreational Products	22,633,441	1.3
Restaurant & Bars	16,244,057	1.0
Retailers — General	12,637,642	0.7
Semiconductors	71,337,595	4.2
Software	22,624,403	1.3
Software & Computer Services	25,909,125	1.5
Specialized Consumer Services	35,769,723	2.1
Transportation	19,686,532	1.2
Total Value of Investments	1,662,168,322	98.8
Other assets less liabilities	19,432,126	1.2
Net Assets	$1,681,600,448	100.0%

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford International Equity Fund

	Shares	Value
COMMON STOCKS — 98.0%
ARGENTINA — 1.9%
MercadoLibre, Inc.	206,978	$32,317,545
AUSTRALIA — 2.6%
Brambles Ltd.	2,104,856	18,783,948
Cochlear Ltd.	202,024	17,830,803
SEEK Ltd.	585,469	6,270,474
		42,885,225
CANADA — 4.8%
Constellation Software, Inc.	49,788	22,624,403
Fairfax Financial Holdings Ltd.	59,261	28,623,065
Restaurant Brands International, Inc.	341,049	16,244,057
Ritchie Bros. Auctioneers, Inc.	409,365	13,918,410
		81,409,935
CHINA — 3.2%
Alibaba Group Holding Ltd. ADR (a)	176,818	15,526,389
Baidu, Inc. ADR (a)	140,932	23,170,630
Ctrip.com International Ltd. ADR (a)	388,069	15,522,760
		54,219,779
DENMARK — 3.7%
DSV A/S	443,288	19,686,532
Novo Nordisk A/S, B Shares	507,798	18,215,826
Novozymes A/S, B Shares	394,107	13,561,979
Pandora A/S	76,443	9,978,874
		61,443,211
FINLAND — 2.1%
Kone Oyj, B Shares	429,796	19,204,888
Sampo Oyj, A Shares	356,627	15,942,224
		35,147,112
FRANCE — 3.1%
Bureau Veritas SA	317,063	6,136,556
Edenred	464,614	9,199,634

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford International Equity Fund

	Shares	Value
Essilor International SA	138,431	$15,618,976
Legrand SA	366,026	20,766,632
		51,721,798
GERMANY — 5.7%
Brenntag AG	276,635	15,333,614
Continental AG	73,941	14,245,281
Deutsche Boerse AG (a)	348,358	28,347,935
MTU Aero Engines AG	111,249	12,832,598
SAP SE	299,509	25,909,125
		96,668,553
HONG KONG — 3.5%
AIA Group Ltd.	2,365,600	13,251,715
Hang Seng Bank Ltd.	1,043,800	19,356,834
Hong Kong Exchanges & Clearing Ltd.	1,085,600	25,531,552
		58,140,101
IRELAND — 5.4%
CRH Plc.	791,139	27,436,237
James Hardie Industries Plc. SE CDI	1,499,468	23,669,814
Ryanair Holdings Plc. ADR (a)	473,591	39,431,187
		90,537,238
JAPAN — 13.8%
DENSO Corp.	472,900	20,455,995
FANUC Corp.	98,500	16,478,508
Japan Exchange Group, Inc.	2,435,800	34,740,090
MS&AD Insurance Group Holdings, Inc.	592,700	18,354,472
Nidec Corp.	217,500	18,724,722
Rakuten, Inc.	2,066,100	20,243,334
Shimano, Inc.	144,500	22,633,441
SMC Corp.	88,200	20,984,942
Square Enix Holdings Co. Ltd.	548,900	14,073,285
Sumitomo Mitsui Trust Holdings, Inc.	645,500	23,095,157
Toyota Tsusho Corp.	827,500	21,508,548
		231,292,494
NETHERLANDS — 3.6%
Heineken Holding NV	333,843	23,215,722

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford International Equity Fund

	Shares	Value
Unilever NV CVA	545,950	$22,427,069
Yandex NV, Class A (a)	731,484	14,724,773
		60,367,564
PERU — 0.8%
Credicorp Ltd.	90,021	14,210,715
RUSSIA — 1.2%
Magnit PJSC GDR Reg S	473,339	20,835,863
SINGAPORE — 1.5%
United Overseas Bank Ltd.	1,757,415	24,689,747
SOUTH AFRICA — 2.9%
Naspers Ltd., N Shares	338,752	49,454,970
SOUTH KOREA — 4.8%
NAVER Corp. (a)	27,437	17,570,044
Samsung Electronics Co., Ltd.	42,697	63,546,504
		81,116,548
SPAIN — 2.9%
Bankinter SA	2,336,193	18,066,914
Inditex SA	899,548	30,644,077
		48,710,991
SWEDEN — 5.0%
Atlas Copco AB, B Shares	1,277,844	34,741,330
Svenska Handelsbanken AB, A Shares	2,616,050	36,233,490
Volvo AB, B Shares	1,070,452	12,462,213
		83,437,033
SWITZERLAND — 5.1%
Compagnie Financiere Richemont SA	259,876	17,175,349
LafargeHolcim Ltd. (a)	295,927	15,522,439
Nestle SA	614,874	44,048,090
SGS SA	4,724	9,598,053
		86,343,931

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford International Equity Fund

	Shares	Value
TAIWAN — 5.1%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	2,834,638	$14,399,961
Taiwan Semiconductor Manufacturing Co., Ltd.	12,736,000	71,337,595
		85,737,556
UNITED KINGDOM — 13.5%
ASOS Plc. (a)	199,391	12,182,457
British American Tobacco Plc.	366,961	20,797,795
Burberry Group Plc.	635,198	11,706,087
Capita Plc.	1,693,384	11,072,409
Experian Plc.	1,238,666	23,982,746
Hargreaves Lansdown Plc.	909,273	13,530,407
Howden Joinery Group Plc.	2,345,087	11,066,570
Just Eat PLC (a)	1,810,110	13,006,681
Prudential Plc.	1,195,232	23,853,959
Rio Tinto Plc.	768,429	29,337,261
Rolls-Royce Holdings Plc. Preference Shares (a)	42,793,340	52,739
Rolls-Royce Holdings Plc. (a)	930,290	7,640,984
St James's Place Plc.	1,191,647	14,864,433
Tullow Oil Plc. (a)	2,128,031	8,202,628
Wolseley Plc.	417,237	25,470,879
		226,768,035
UNITED STATES — 1.8%
Copa Holdings SA, Class A	197,105	17,903,047
PriceSmart, Inc.	151,349	12,637,642
		30,540,689
Total Common Stocks
(cost $1,240,017,921)		1,647,996,633
PREFERRED STOCKS — 0.8%
BRAZIL — 0.8%
Itau Unibanco Holding SA ADR (cost $16,404,425)	1,378,569	14,171,689
TOTAL INVESTMENTS — 98.8%
(cost $1,256,422,346)		$1,662,168,322
Other assets less liabilities — 1.2%		19,432,126
NET ASSETS — 100.0%		$1,681,600,448

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford International Equity Fund

(a)  Non-income producing security.

ADR  —  American Depositary Receipt.

CDI  —  CHESS Depositary Interest.

CVA  —  Certificate Van Aandelen (Bearer).

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") of the securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford International Equity Fund

ASSETS
Investments, at value (cost $1,256,422,346)	$1,662,168,322
Cash	12,260,962
Foreign cash, at value (cost $3,011,688)	3,032,467
Receivable for investments sold	3,320,243
Dividends receivable	1,618,026
Tax reclaims receivable	2,446,492
Total Assets	1,684,846,512
LIABILITIES
Payable for investments purchased	837,998
Management fee payable	1,513,559
Servicing fee payable	513,866
Trustee fee payable	20,080
Accrued expenses	360,561
Total Liabilities	3,246,064
NET ASSETS	$1,681,600,448
COMPOSITION OF NET ASSETS
Paid-in capital	$1,283,646,033
Distributions in excess of net investment income	(4,817,588)
Accumulated net realized loss on investments and foreign currency transactions	(2,788,573)
Net unrealized appreciation in value of investments and foreign currencies	405,560,576
$1,681,600,448
NET ASSET VALUE, PER SHARE
Class 1 ($19,915,146 / 1,854,992 shares outstanding), unlimited authorized, no par value	$10.74
Maximum Purchase Price Per Share (Note D)	$10.76
Minimum Redemption Price Per Share (Note D)	$10.73
Class 2 ($578,606,152 / 53,107,465 shares outstanding), unlimited authorized, no par value	$10.90
Maximum Purchase Price Per Share (Note D)	$10.92
Minimum Redemption Price Per Share (Note D)	$10.89
Class 3 ($915,781,882 / 83,031,896 shares outstanding), unlimited authorized, no par value	$11.03
Maximum Purchase Price Per Share (Note D)	$11.05
Minimum Redemption Price Per Share (Note D)	$11.02

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2016

Class 5 ($167,297,268 / 14,725,175 shares outstanding), unlimited authorized, no par value	$11.36
Maximum Purchase Price Per Share (Note D)	$11.38
Minimum Redemption Price Per Share (Note D)	$11.35

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2016

For the Year Ended December 31, 2016
Baillie Gifford International Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,187,992)	$35,325,918
Interest	1,903
Total Investment Income	35,327,821
EXPENSES
Management fee (Note B)	5,873,442
Shareholder Servicing fees — Class 1 Shares (Note B)	35,639
Shareholder Servicing fees — Class 2 Shares (Note B)	1,150,703
Shareholder Servicing fees — Class 3 Shares (Note B)	812,215
Shareholder Servicing fees — Class 5 Shares (Note B)	34,954
Fund Accounting	802,090
Legal	266,323
Custody	240,095
Trustees' fees	69,358
Transfer Agency	59,021
Professional fees	18,357
Insurance	15,127
Miscellaneous	23,833
Total Expenses	9,401,157
Net Investment Income	25,926,664
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	16,566,397
Foreign currency transactions	(3,685,275)
12,881,122
Net change in unrealized appreciation on:
Investments	49,478,023
Translation of assets and liabilities denominated in foreign currencies	36,633
49,514,656
Net realized and unrealized gain on investments and foreign currency transactions	62,395,778
NET INCREASE IN NET ASSETS FROM OPERATIONS	$88,322,442

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2016

Baillie Gifford International Equity Fund

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$25,926,664	$38,407,764
Net realized gain from investments and foreign currency transactions	12,881,122	30,497,997
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	49,514,656	(95,916,566)
Net increase (decrease) in net assets from operations	88,322,442	(27,010,805)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(261,202)	—
Class 2	(7,965,059)	(15,325,212)
Class 3	(13,740,642)	(17,070,973)
Class 4	—	(439,047)
Class 5	(2,749,424)	(4,013,556)
Capital gains:
Class 1	(284,619)	— *
Class 2	(8,835,185)	(6,953,265)
Class 3	(12,242,254)	(7,515,781)
Class 5	(2,333,843)	(1,641,353)
Total Dividends and Distributions	(48,412,228)	(52,959,187)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	18,721,547	—
Class 2	197,471,010	247,218,214
Class 3	314,718,178	25,126,900
Purchase fees:
Class 1	404	641
Class 2	25,933	65,938
Class 3	31,311	87,703
Class 4	—	34,324
Class 5	6,808	28,860
Redemption fees:
Class 1	986	405
Class 2	37,355	296,120
Class 3	45,973	329,043
Class 4	—	131,738
Class 5	9,709	87,989
Dividends reinvested:
Class 1	545,821	—
Class 2	16,800,244	22,278,477
Class 3	25,982,896	24,586,754
Class 4	—	439,047
Class 5	5,083,267	5,654,909

*  Capital gains distributions were not made due to classes being dormant.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2016

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Cost of shares redeemed:
Class 1	$—	$(19,688,877)
Class 2	(363,708,396)	(51,362,173)
Class 3	(216,391,115)	(335,706,903)
Class 4	—	(349,226,277)
Class 5	(17,199,199)	(120,120,122)
Decrease in Net Assets from Transactions in Shares of Beneficial Interest	(17,817,268)	(549,737,290)
Total Increase (Decrease) in Net Assets	22,092,946	(629,707,282)
NET ASSETS
Beginning of year	1,659,507,502	2,289,214,784
End of year (including distributions in excess of net investment income of $4,817,588 and $2,342,650, respectively)	$1,681,600,448	$1,659,507,502

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford International Equity Fund
Selected data for a Class 1 Share outstanding throughout each period:

	For the Period April 12, 2016(b) through December 31, 2016	For the Period January 1, 2015(b) through May 25, 2015		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net asset value, beginning of period	$10.38	$11.23		$11.82	$10.42	$8.65
From Investment Operations
Net investment income(a)	0.09	0.10		0.18	0.18	0.21
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.57	1.13		(0.54)	1.39	1.70
Net increase (decrease) in net asset value from investment operations	0.66	1.23		(0.36)	1.57	1.91
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.14)	—		(0.18)	(0.17)	(0.15)
Distributions from net realized gain on investments	(0.16)	—		(0.05)	—	—
Total Dividends and Distributions	(0.30)	—		(0.23)	(0.17)	(0.15)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.01
Net asset value, end of period	$10.74	$12.46		$11.23	$11.82	$10.42
Total Return
Total return based on net asset value(d)	6.38%	10.99%		(3.10)%	15.10%	22.17%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$19,915	$6,880		$18,068	$27,187	$61,940
Ratio of expenses to average net assets, before waiver	0.68%*	0.69	%*	0.79%	0.79%	0.83	%(e)
Ratio of net expenses to average net assets, after waiver	0.68%*	0.69	%*	0.79%	0.79%	0.80	%(e)
Ratio of net investment income to average net assets	1.18%*	2.13	%*	1.56%	1.65%	2.19%
Portfolio turnover rate(f)	12%	15%		11%	16%	13%

*  Annualized.

(a)  Calculated based upon average shares outstanding during the period.

(b)  Recommencement of investment operations. Class had no shareholders from May 25, 2015 to April 11, 2016. All shares of this class were redeemed on May 25, 2015 at $12.46. New shares were issued at $10.38 on April 12, 2016.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Effective January 1, 2012, Baillie Gifford Overseas Limited had voluntarily agreed to waive a portion of the Fund's management fee through June 30, 2012, during which time Baillie Gifford Overseas Limited received annual management fee equal to 0.25% of the Fund's average net assets.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford International Equity Fund
Selected data for a Class 2 Share outstanding throughout each year:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net asset value, beginning of year	$10.65	$11.20	$11.79	$10.39	$8.63
From Investment Operations
Net investment income(a)	0.17	0.19	0.18	0.19	0.22
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.39	(0.40)	(0.52)	1.40	1.69
Net increase (decrease) in net asset value from investment operations	0.56	(0.21)	(0.34)	1.59	1.91
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.15)	(0.24)	(0.20)	(0.19)	(0.16)
Distributions from net realized gain on investments	(0.16)	(0.11)	(0.05)	—	—
Total Dividends and Distributions	(0.31)	(0.35)	(0.25)	(0.19)	(0.16)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (b)	0.01	0.00 (b)	0.00 (b)	0.01
Net asset value, end of year	$10.90	$10.65	$11.20	$11.79	$10.39
Total Return
Total return based on net asset value(c)	5.24%	(1.89)%	(2.93)%	15.35%	22.33%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$578,606	$708,666	$542,943	$637,144	$682,452
Ratio of expenses to average net assets, before waiver	0.61%	0.62%	0.61%	0.61%	0.64	%(d)
Ratio of net expenses to average net assets, after waiver	0.61%	0.62%	0.61%	0.61%	0.62	%(d)
Ratio of net investment income to average net assets	1.53%	1.61%	1.57%	1.72%	2.27%
Portfolio turnover rate(e)	12%	15%	11%	16%	13%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Effective January 1, 2012, Baillie Gifford Overseas Limited had voluntarily agreed to waive a portion of the Fund's management fee through June 30, 2012, during which time Baillie Gifford Overseas Limited received annual management fee equal to 0.25% of the Fund's average net assets.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford International Equity Fund
Selected data for a Class 3 Share outstanding throughout each year:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net asset value, beginning of year	$10.79	$11.34	$11.93	$10.52	$8.73
From Investment Operations
Net investment income(a)	0.17	0.20	0.21	0.19	0.17
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.40	(0.41)	(0.54)	1.42	1.78
Net increase (decrease) in net asset value from investment operations	0.57	(0.21)	(0.33)	1.61	1.95
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.17)	(0.24)	(0.21)	(0.20)	(0.17)
Distributions from net realized gain on investments	(0.16)	(0.11)	(0.05)	—	—
Total Dividends and Distributions	(0.33)	(0.35)	(0.26)	(0.20)	(0.17)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (b)	0.01	0.00 (b)	0.00 (b)	0.01
Net asset value, end of year	$11.03	$10.79	$11.34	$11.93	$10.52
Total Return
Total return based on net asset value(c)	5.31%	(1.82)%	(2.83)%	15.34%	22.50%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$915,782	$776,265	$1,078,665	$1,268,490	$862,591
Ratio of expenses to average net assets, before waiver	0.54%	0.54%	0.54%	0.54%	0.58	%(d)
Ratio of net expenses to average net assets, after waiver	0.54%	0.54%	0.54%	0.54%	0.56	%(d)
Ratio of net investment income to average net assets	1.54%	1.69%	1.76%	1.75%	1.71%
Portfolio turnover rate(e)	12%	15%	11%	16%	13%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Effective January 1, 2012, Baillie Gifford Overseas Limited had voluntarily agreed to waive a portion of the Fund's management fee through June 30, 2012, during which time Baillie Gifford Overseas Limited received annual management fee equal to 0.25% of the Fund's average net assets.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford International Equity Fund
Selected data for a Class 5 Share outstanding throughout each period:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period April 7, 2014(a) through December 31, 2014
Net asset value, beginning of period	$11.11	$11.67	$12.25
From Investment Operations
Net investment income(b)	0.19	0.22	0.15
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.41	(0.42)	(0.46)
Net increase (decrease) in net asset value from investment operations	0.60	(0.20)	(0.31)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.19)	(0.25)	(0.22)
Distributions from net realized gain on investments	(0.16)	(0.11)	(0.05)
Total Dividends and Distributions	(0.35)	(0.36)	(0.27)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$11.36	$11.11	$11.67
Total Return
Total return based on net asset value(d)	5.40%	(1.75)%	(2.60)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$167,297	$174,577	$296,649
Ratio of net expenses to average net assets	0.46%	0.47%	0.47%*
Ratio of net investment income to average net assets	1.66%	1.83%	1.61%*
Portfolio turnover rate(e)	12%	15%	11%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2016

December 31, 2016 (unaudited)
Baillie Gifford EAFE Fund

	Value	% of Total Net Assets
Aerospace	$57,432,536	2.7%
Aerospace & Defense	390,165	0.0
Apparel Retailers	204,060,679	9.4
Automobiles	142,673,576	6.6
Banks	120,934,002	5.6
Biotechnology	123,256,260	5.7
Broadline Retailers	55,355,828	2.5
Business Support Services	16,031,482	0.7
Clothing & Accessories	39,137,240	1.8
Commodity Chemicals	41,159,409	1.9
Computers	10,739,258	0.5
Diversified Financial Services	26,719,254	1.2
Diversified Industrials	19,830,714	0.9
Food & Drug Retailers	10,322,368	0.5
Food Retailers & Wholesalers	25,000,301	1.2
General Financial	43,365,140	2.0
General Retailers	24,243,104	1.1
Healthcare — Products	35,982,450	1.7
Hotels Restaurants and Leisure	9,764,160	0.4
Industrial Machinery	116,221,916	5.3
Internet	232,455,856	10.7
Life Insurance	96,768,442	4.5
Media	68,795,879	3.2
Media & Photography	9,260,562	0.4
Medical Equipment	18,183,199	0.9
Mortgage Finance	10,467,684	0.5
Personal Products	82,216,125	3.8
Pharmaceuticals	26,763,667	1.3
Publishing	6,259,106	0.3
Semiconductors	134,051,274	6.1
Software	28,249,431	1.3
Speciality Finance	40,774,418	1.9
Specialized Consumer Services	167,232,101	7.8
Telecommunication Services	104,713,828	4.8
Total Value of Investments	2,148,811,414	99.2
Other assets less liabilities	16,454,074	0.8
Net Assets	$2,165,265,488	100.0%

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford EAFE Fund

	Shares	Value
COMMON STOCKS — 99.2%
ARGENTINA — 1.1%
MercadoLibre, Inc.	153,796	$24,013,707
AUSTRIA — 0.7%
ams AG	541,486	15,344,005
CHINA — 14.8%
Alibaba Group Holding Ltd. ADR (a)	876,721	76,984,871
Baidu, Inc. ADR (a)	602,057	98,984,191
Ctrip.com International Ltd. ADR (a)	244,104	9,764,160
JD.com, Inc. ADR (a)	365,904	9,308,598
New Oriental Education & Technology Group, Inc. ADR (a)	733,184	30,867,046
Tencent Holdings Ltd.	3,950,800	95,795,499
		321,704,365
DENMARK — 5.7%
Chr. Hansen Holding A/S	320,316	17,715,197
Genmab A/S (a)	344,037	56,990,611
Novo Nordisk A/S, B Shares	746,084	26,763,667
Novozymes A/S, B Shares	626,425	21,556,487
		123,025,962
FRANCE — 6.1%
Essilor International SA	186,277	21,017,374
Kering	205,289	46,047,230
L'Oreal SA	353,291	64,392,912
		131,457,516
GERMANY — 7.6%
Aixtron SE (a)	1,193,844	3,884,623
BASF SE	444,118	41,159,409
Dialog Semiconductor Plc. (a)	340,806	14,318,982
MorphoSys AG (a)	209,027	10,697,785
Rocket Internet SE 144A (a)(b)	516,174	10,355,827
Zalando SE 144A (a)(b)	2,205,452	84,015,310
		164,431,936

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016
December 31, 2016
Baillie Gifford EAFE Fund

	Shares	Value
HONG KONG — 5.7%
AIA Group Ltd.	17,274,400	$96,768,442
Hong Kong Exchanges & Clearing Ltd.	1,136,101	26,719,254
		123,487,696
INDIA — 0.5%
Housing Development Finance Corp., Ltd.	564,420	10,467,684
ISRAEL — 0.8%
Mobileye NV (a)	469,402	17,893,604
ITALY — 8.0%
EXOR NV	693,684	29,833,310
Ferrari NV	1,285,250	74,828,093
Fiat Chrysler Automobiles NV	7,458,122	67,845,483
		172,506,886
JAPAN — 15.3%
Don Quijote Holdings Co., Ltd.	656,900	24,243,104
M3, Inc.	2,736,400	68,795,879
Pigeon Corp.	699,000	17,823,213
Rakuten, Inc.	4,601,100	45,080,878
SBI Holdings, Inc.	1,065,000	13,531,830
SMC Corp.	166,200	39,543,054
SoftBank Group Corp.	1,582,400	104,713,828
Sysmex Corp.	314,700	18,183,199
		331,914,985
NETHERLANDS — 5.1%
ASML Holding NV	896,787	100,503,664
Gemalto NV	185,956	10,739,258
		111,242,922
NORWAY — 0.7%
Schibsted ASA, Class A	404,617	9,260,562
Schibsted ASA, Class B	295,741	6,259,106
		15,519,668
PORTUGAL — 0.7%
Jeronimo Martins SGPS SA	924,037	14,331,530

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford EAFE Fund

	Shares	Value
SOUTH KOREA — 1.4%
Celltrion, Inc. (a)	183,741	$16,296,180
NAVER Corp. (a)	21,335	13,662,459
		29,958,639
SPAIN — 7.3%
Banco Bilbao Vizcaya Argentaria SA	2,200,742	14,830,689
Banco Popular Espanol SA	13,133,731	12,654,354
Distribuidora Internacional de Alimentacion SA	2,175,259	10,668,771
Inditex SA	3,523,897	120,045,369
		158,199,183
SWEDEN — 10.6%
Alfa Laval AB	1,202,199	19,830,714
Atlas Copco AB, A Shares	2,527,605	76,678,862
Elekta AB, B Shares	1,695,069	14,965,076
Kinnevik AB, Class B	1,707,101	40,774,418
Svenska Handelsbanken AB, A Shares	5,628,100	77,951,761
		230,200,831
SWITZERLAND — 1.8%
Compagnie Financiere Richemont SA	592,176	39,137,240
UNITED KINGDOM — 4.6%
Aggreko Plc.	1,420,165	16,031,482
Ocado Group Plc. (a)	3,171,441	10,322,368
Rolls-Royce Holdings Plc. (a)	6,992,413	57,432,536
Rolls-Royce Holdings Plc. Preference Shares (a)	316,588,054	390,165
Standard Chartered Plc. (a)	1,900,338	15,497,198
		99,673,749
UNITED STATES — 0.7%
TAL Education Group, ADR (a)	203,839	14,299,306
TOTAL INVESTMENTS — 99.2%
(cost $1,739,314,866)		$2,148,811,414
Other assets less liabilities — 0.8%		16,454,074
NET ASSETS — 100.0%		$2,165,265,488

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford EAFE Fund

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, Fair valuation is typically not required. At December 31, 2016, the net value of these securities was $94,371,137 representing 4.4% of net assets.

ADR  —  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford EAFE Fund

ASSETS
Investments, at value (cost $1,739,314,866)	$2,148,811,414
Cash	17,194,776
Dividends receivable	213,116
Tax reclaims receivable	2,427,464
Total Assets	2,168,646,770
LIABILITIES
Capital Shares Payable	415,000
Management fee payable	1,954,505
Servicing fee payable	524,961
Trustee fee payable	25,916
Accrued expenses	460,900
Total Liabilities	3,381,282
NET ASSETS	$2,165,265,488
COMPOSITION OF NET ASSETS
Paid-in capital	$1,774,518,008
Distributions in excess of net investment income	(17,506,993)
Accumulated net realized loss on investments and foreign currency transactions	(1,070,181)
Net unrealized appreciation in value of investments and foreign currencies	409,324,654
$2,165,265,488
NET ASSET VALUE, PER SHARE
Class 1 ($18,465,850 / 1,838,162 shares outstanding), unlimited authorized, no par value	$10.05
Maximum Purchase Price Per Share (Note D)	$10.07
Minimum Redemption Price Per Share (Note D)	$10.04
Class 2 ($732,159,766 / 72,578,447 shares outstanding), unlimited authorized, no par value	$10.09
Maximum Purchase Price Per Share (Note D)	$10.11
Minimum Redemption Price Per Share (Note D)	$10.08
Class 3 ($433,860,353 / 42,904,213 shares outstanding), unlimited authorized, no par value	$10.11
Maximum Purchase Price Per Share (Note D)	$10.13
Minimum Redemption Price Per Share (Note D)	$10.10
Class 4 ($201,922,691 / 19,956,758 shares outstanding), unlimited authorized, no par value	$10.12
Maximum Purchase Price Per Share (Note D)	$10.14
Minimum Redemption Price Per Share (Note D)	$10.11

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2016

Class 5 ($778,856,828 / 76,835,755 shares outstanding), unlimited authorized, no par value	$10.14
Maximum Purchase Price Per Share (Note D)	$10.16
Minimum Redemption Price Per Share (Note D)	$10.13

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2016

For the Year Ended December 31, 2016
Baillie Gifford EAFE Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,964,414)	$31,159,747
Interest	751
Total Investment Income	31,160,498
EXPENSES
Management fee (Note B)	7,518,163
Shareholder Servicing fees — Class 1 Shares (Note B)	50,747
Shareholder Servicing fees — Class 2 Shares (Note B)	1,218,444
Shareholder Servicing fees — Class 3 Shares (Note B)	553,755
Shareholder Servicing fees — Class 4 Shares (Note B)	68,072
Shareholder Servicing fees — Class 5 Shares (Note B)	152,003
Fund Accounting	992,451
Custody	347,968
Legal	344,856
Trustees' fees	96,026
Transfer Agency	68,347
Professional fees	24,189
Insurance	19,434
Miscellaneous	33,746
Total Expenses	11,488,201
Net Investment Income	19,672,297
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	97,843,928
Foreign currency transactions	(3,979,404)
93,864,524
Net change in unrealized depreciation on:
Investments	(83,606,326)
Translation of assets and liabilities denominated in foreign currencies	(16,404)
(83,622,730)
Net realized and unrealized gain on investments and foreign currency transactions	10,241,794
NET INCREASE IN NET ASSETS FROM OPERATIONS	$29,914,091

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2016

Baillie Gifford EAFE Fund

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$19,672,297	$19,820,204
Net realized gain from investments and foreign currency transactions	93,864,524	23,238,887
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(83,622,730)	(109,513,371)
Net increase (decrease) in net assets from operations	29,914,091	(66,454,280)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(97,628)	—
Class 2	(4,641,903)	(5,966,269)
Class 3	(2,905,636)	(4,330,966)
Class 4	(1,575,312)	(1,816,851)
Class 5	(6,037,428)	(7,380,450)
Capital gains:
Class 1	(871,988)	—
Class 2	(34,439,596)	(11,267,799)
Class 3	(20,659,320)	(7,479,657)
Class 4	(9,130,203)	(3,059,883)
Class 5	(36,373,689)	(11,775,272)
Total Dividends and Distributions	(116,732,703)	(53,077,147)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	47,348,253	—
Class 2	63,886,179	35,137,479
Class 3	197,212,132	22,937,350
Class 4	217,043,346	—
Purchase fees:
Class 1	1,029	—
Class 2	34,321	42,401
Class 3	28,671	29,574
Class 4	2,941	11,350
Class 5	36,592	43,743
Redemption fees:
Class 1	1,595	—
Class 2	32,039	24,000
Class 3	27,583	15,751
Class 4	2,280	6,611
Class 5	34,541	25,474
Dividends reinvested:
Class 1	969,616	—
Class 2	38,642,083	16,614,298
Class 3	23,564,955	11,810,623
Class 4	10,705,515	4,876,734
Class 5	42,410,685	19,155,722

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2016

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Cost of shares redeemed:
Class 1	$(30,384,500)	$—
Class 2	(72,383,976)	(34,409,812)
Class 3	(284,259,708)	(6,012,024)
Class 4	(191,724,888)	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	63,231,284	70,309,274
Total Decrease in Net Assets	(23,587,328)	(49,222,153)
NET ASSETS
Beginning of year	2,188,852,816	2,238,074,969
End of year (including distributions in excess of net investment income of $17,506,993 and $18,242,099, respectively)	$2,165,265,488	$2,188,852,816

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford EAFE Fund
Selected data for a Class 1 Share outstanding throughout each period:

	For the Period April 12, 2016(b) through December 31, 2016	For the Period January 1, 2014(b) through January 12, 2014		For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net asset value, beginning of period	$10.08	$12.62		$9.91	$8.43
From Investment Operations
Net investment income(a)	0.11	0.00	(c)	0.13	0.10
Net realized and unrealized gain on investments and foreign currency transactions	0.42	0.05		2.69	1.46
Net increase in net asset value from investment operations	0.53	0.05		2.82	1.56
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.06)	—		(0.11)	(0.08)
Distributions from net realized gain on investments	(0.50)	—		—	—
Total Dividends and Distributions	(0.56)	—		(0.11)	(0.08)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$10.05	$12.67		$12.62	$9.91
Total Return
Total return based on net asset value(d)	5.20%	0.40%		28.48%	18.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$18,466	$26,371		$26,280	$44,008
Ratio of net expenses to average net assets	0.69%*	0.77	%*	0.79%	0.79%
Ratio of net investment income (loss) to average net assets	1.43%*	(0.76	)%*	1.17%	1.10%
Portfolio turnover rate(e)	18%	18%		15%	18%

*  Annualized.

(a)  Calculated based upon average shares outstanding during the period.

(b)  Recommencement of investment operations. Class had no shareholders from January 12, 2014 to April 11, 2016. All shares of this class were redeemed on January 12, 2014 at $12.67. New shares were issued at $10.08 on April 12, 2016.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford EAFE Fund
Selected data for a Class 2 Share outstanding throughout each year:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net asset value, beginning of year	$10.52	$11.11	$12.58	$9.88	$8.40
From Investment Operations
Net investment income(a)	0.08	0.09	0.14	0.13	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.06	(0.42)	(1.01)	2.70	1.47
Net increase (decrease) in net asset value from investment operations	0.14	(0.33)	(0.87)	2.83	1.58
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.07)	(0.09)	(0.14)	(0.13)	(0.10)
Distributions from net realized gain on investments	(0.50)	(0.17)	(0.46)	—	—
Total Dividends and Distributions	(0.57)	(0.26)	(0.60)	(0.13)	(0.10)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$10.09	$10.52	$11.11	$12.58	$9.88
Total Return
Total return based on net asset value(c)	1.34%	(3.07)%	(6.98)%	28.69%	18.78%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$732,160	$732,135	$754,210	$828,208	$936,352
Ratio of net expenses to average net assets	0.61%	0.62%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets	0.81%	0.78%	1.18%	1.21%	1.20%
Portfolio turnover rate(d)	18%	17%	18%	15%	18%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford EAFE Fund
Selected data for a Class 3 Share outstanding throughout each year:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net asset value, beginning of year	$10.54	$11.13	$12.61	$9.90	$8.42
From Investment Operations
Net investment income(a)	0.11	0.10	0.15	0.14	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.03	(0.43)	(1.02)	2.71	1.46
Net increase (decrease) in net asset value from investment operations	0.14	(0.33)	(0.87)	2.85	1.58
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.07)	(0.09)	(0.15)	(0.14)	(0.10)
Distributions from net realized gain on investments	(0.50)	(0.17)	(0.46)	—	—
Total Dividends and Distributions	(0.57)	(0.26)	(0.61)	(0.14)	(0.10)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$10.11	$10.54	$11.13	$12.61	$9.90
Total Return
Total return based on net asset value(c)	1.41%	(3.02)%	(6.91)%	28.83%	18.82%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$433,860	$490,218	$487,943	$530,001	$490,822
Ratio of net expenses to average net assets	0.54%	0.55%	0.54%	0.54%	0.54%
Ratio of net investment income to average net assets	1.04%	0.85%	1.23%	1.30%	1.26%
Portfolio turnover rate(d)	18%	17%	18%	15%	18%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford EAFE Fund
Selected data for a Class 4 Share outstanding throughout each period:

	For the Period October 10, 2016(b) through December 31, 2016	For the Period January 1, 2016(b) through April 11, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period October 10, 2013(a) through December 31, 2013
Net asset value, beginning of period	$11.49	$10.55	$11.15	$12.62	$11.68
From Investment Operations
Net investment income(c)	0.00 (d)	0.02	0.10	0.16	0.00	(c)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.81)	(0.41)	(0.43)	(1.01)	1.08
Net increase (decrease) in net asset value from investment operations	(0.81)	(0.39)	(0.33)	(0.85)	1.08
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.08)	—	(0.10)	(0.16)	(0.14)
Distributions from net realized gain on investments	(0.48)	—	(0.17)	(0.46)	—
Total Dividends and Distributions	(0.56)	—	(0.27)	(0.62)	(0.14)
Proceeds from Purchase Fees and Redemption Fees(c)	0.00 (d)		0.00 (d)	0.00 (d)	0.00	(d)
Net asset value, end of period	$10.12	$10.16	$10.55	$11.15	$12.62
Total Return
Total return based on net asset value(e)	(6.97)%	(3.71)%	(2.99)%	(6.88)%	9.29%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$201,923	$191,724	$199,086	$205,228	$220,388
Ratio of net expenses to average net assets	0.52%*	0.51%*	0.52%	0.51%	0.52	%*
Ratio of net investment income to average net assets	0.05%*	0.65%*	0.89%	1.26%	0.03	%*
Portfolio turnover rate(f)	18%	18%	17%	18%	15%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Recommencement of investment operations. Class had no shareholders from April 11, 2016 to October 9, 2016. All shares of this class were redeemed on April 11, 2016 at $10.16. New shares were issued at $11.49 on October 10, 2016.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Amount is less than $0.005 per share.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Portfolio turnover rate calculated at Fund level.

(g)  Amount is less than 1%

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford EAFE Fund
Selected data for a Class 5 Share outstanding throughout each period:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period July 18, 2012(a) through December 31, 2012
Net asset value, beginning of period	$10.56	$11.16	$12.64	$9.92	$8.67
From Investment Operations
Net investment income(b)	0.10	0.11	0.16	0.14	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.06	(0.44)	(1.02)	2.73	1.33
Net increase (decrease) in net asset value from investment operations	0.16	(0.33)	(0.86)	2.87	1.36
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.08)	(0.10)	(0.16)	(0.15)	(0.11)
Distributions from net realized gain on investments	(0.50)	(0.17)	(0.46)	—	—
Total Dividends and Distributions	(0.58)	(0.27)	(0.62)	(0.15)	(0.11)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$10.14	$10.56	$11.16	$12.64	$9.92
Total Return
Total return based on net asset value(d)	1.49%	(2.94)%	(6.83)%	28.97%	15.72%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$778,857	$767,415	$790,695	$848,681	$616,590
Ratio of net expenses to average net assets	0.46%	0.47%	0.46%	0.46%	0.46%*
Ratio of net investment income to average net assets	0.98%	0.94%	1.30%	1.28%	0.70%*
Portfolio turnover rate(e)	18%	17%	18%	15%	18%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2016

December 31, 2016 (unaudited)
Baillie Gifford EAFE Choice Fund

	Value	% of Total Net Assets
Apparel Retailers	$17,859,174	6.1%
Asset Managers	8,892,300	3.1
Auto Manufacturers	3,878,787	1.3
Auto Parts	4,468,396	1.5
Banks	16,543,492	5.7
Beverages, Food & Tobacco	2,410,551	0.8
Biotechnology	3,795,795	1.3
Brewers	9,289,630	3.1
Broadline Retailers	2,035,912	0.7
Business Support Services	7,216,745	2.4
Chemicals	5,204,504	1.8
Clothing & Accessories	9,536,567	3.2
Commercial Services & Supplies	3,441,971	1.2
Computer Hardware	1,237,659	0.4
Containers & Packaging	5,173,792	1.8
Distillers & Vintners	3,058,380	1.0
Diversified Industrials	3,834,855	1.3
Electrical Equipment	4,054,028	1.4
Electronic Equipment	6,986,604	2.4
Food & Drug Retailers	2,002,055	0.7
Food Products	10,409,590	3.6
Food Retailers & Wholesalers	6,610,097	2.2
Footwear	6,074,534	2.1
Holding Companies — Diversified	1,320,201	0.5
Hotels Restaurants and Leisure	3,319,440	1.1
Industrial Machinery	22,510,783	7.8
Internet	3,309,738	1.1
Investment Services	5,625,048	1.9
Media & Photography	4,608,665	1.6
Media Agencies	5,796,781	2.0
Medical Equipment	12,781,126	4.4
Nondurable Household Products	6,025,731	2.1
Nonlife Insurance	3,753,785	1.3
Oil Equipment & Services	4,010,376	1.4
Personal Products	9,301,963	3.2
Pharmaceuticals	9,904,534	3.4
Property & Casualty Insurance	7,227,828	2.5
Recreational Products	5,873,730	2.0
Retailers — General	4,985,593	1.7
Semiconductors	11,473,258	3.9

Industry Diversification Table

Annual Report December 31, 2016

	Value	% of Total Net Assets
Speciality Finance	$3,012,594	1.0%
Specialized Consumer Services	17,408,261	6.0
Technology Hardware/Equipment	2,944,750	1.0
Total Value of Investments	289,209,603	99.0
Other assets less liabilities	3,021,380	1.0
Net Assets	$292,230,983	100.0%

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford EAFE Choice Fund

	Shares	Value
COMMON STOCKS — 99.0%
AUSTRALIA — 7.0%
Brambles Ltd.	579,755	$5,173,792
Cochlear Ltd.	95,936	8,467,390
Mesoblast Ltd. (a)	292,908	301,574
SEEK Ltd.	321,374	3,441,971
Treasury Wine Estates Ltd.	397,572	3,058,380
		20,443,107
CHINA — 5.0%
Alibaba Group Holding Ltd. ADR (a)	41,350	3,630,944
Baidu, Inc. ADR (a)	20,131	3,309,738
Ctrip.com International Ltd. ADR (a)	82,986	3,319,440
JD.com, Inc. ADR (a)	80,028	2,035,912
Tsingtao Brewery Co., Ltd., Class H	639,943	2,410,551
		14,706,585
DENMARK — 4.8%
Carlsberg A/S, B Shares	55,363	4,768,369
Novo Nordisk A/S, B Shares	158,680	5,692,199
Novozymes A/S, B Shares	101,541	3,494,221
		13,954,789
FINLAND — 1.5%
Kone Oyj, B Shares	97,594	4,360,864
FRANCE — 1.4%
Legrand SA	71,455	4,054,028
GERMANY — 5.1%
adidas AG	38,515	6,074,534
Infineon Technologies AG	170,241	2,944,750
Zalando SE 144A (a)(b)	154,797	5,896,895
		14,916,179
HONG KONG — 2.8%
Cafe de Coral Holdings Ltd.	563,702	1,824,448
Jardine Matheson Holdings Ltd.	69,500	3,834,855

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford EAFE Choice Fund

	Shares	Value
Jardine Strategic Holdings Ltd.	39,900	$1,320,201
PAX Global Technology Ltd.	1,877,000	1,237,659
		8,217,163
INDIA — 1.3%
Mahindra & Mahindra Ltd. GDR	221,027	3,878,787
JAPAN — 22.6%
Asahi Group Holdings Ltd.	143,600	4,521,261
DENSO Corp.	103,300	4,468,396
Japan Exchange Group, Inc.	394,400	5,625,048
Kakaku.com, Inc.	258,900	4,277,834
Kao Corp.	127,300	6,025,731
MS&AD Insurance Group Holdings, Inc.	233,400	7,227,828
Olympus Corp.	125,200	4,313,736
Pigeon Corp.	162,900	4,153,650
Rakuten, Inc.	371,200	3,636,961
Shimano, Inc.	37,500	5,873,730
Shiseido Co., Ltd.	203,700	5,148,313
SMC Corp.	21,600	5,139,170
Sugi Holdings Co., Ltd.	42,200	2,002,055
Suruga Bank Ltd.	161,000	3,594,727
		66,008,440
PORTUGAL — 1.3%
Jeronimo Martins SGPS SA	252,956	3,923,270
SINGAPORE — 1.9%
United Overseas Bank Ltd.	386,041	5,423,451
SOUTH AFRICA — 2.7%
Clicks Group Ltd.	375,882	3,161,145
Naspers Ltd., N Shares	31,568	4,608,665
		7,769,810
SOUTH KOREA — 2.4%
Samsung Electronics Co., Ltd. GDR 144A (b)	4,247	3,157,682
Samsung Fire & Marine Insurance Co., Ltd. (a)	16,894	3,753,785
		6,911,467

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford EAFE Choice Fund

	Shares	Value
SPAIN — 2.9%
Distribuidora Internacional de Alimentacion SA	547,818	$2,686,827
Inditex SA	166,775	5,681,371
		8,368,198
SWEDEN — 5.7%
Atlas Copco AB, A Shares	17,570	533,013
Atlas Copco AB, B Shares	205,731	5,593,303
Investor AB, B Shares	80,853	3,012,594
Svenska Handelsbanken AB, A Shares	543,326	7,525,314
		16,664,224
SWITZERLAND — 10.0%
Compagnie Financiere Richemont SA	59,857	3,955,982
Mettler-Toledo International, Inc. (a)	16,692	6,986,604
Nestle SA	92,922	6,656,708
Roche Holding AG — Genusschein	18,479	4,212,335
Schindler Holding AG, Participating Certificates	28,207	4,967,627
Swatch Group AG (The)	8,370	2,597,735
		29,376,991
TAIWAN — 2.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	226,785	6,520,069
UNITED KINGDOM — 18.4%
ASOS Plc. (a)	102,800	6,280,908
Auto Trader Group Plc. 144A (b)	1,166,078	5,862,522
Burberry Group Plc.	161,856	2,982,850
Capita Plc.	556,024	3,635,634
Hargreaves Lansdown Plc.	390,864	5,816,239
Imagination Technologies Group Plc. (a)	578,139	1,795,507
Intertek Group Plc.	83,557	3,581,111
John Wood Group Plc.	371,382	4,010,376
Johnson Matthey Plc.	133,014	5,204,504
Jupiter Fund Management Plc.	564,847	3,076,061
Rightmove Plc.	120,674	5,796,781
Unilever Plc.	92,801	3,752,882
Weir Group Plc. (The)	82,481	1,916,806
		53,712,181

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford EAFE Choice Fund

Value
TOTAL INVESTMENTS — 99.0%
(cost $276,200,019)	$289,209,603
Other assets less liabilities — 1.0%	3,021,380
NET ASSETS — 100.0%	$292,230,983

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, Fair valuation is typically not required. At December 31, 2016, the net value of these securities was $14,917,099 representing 5.1% of net assets.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford EAFE Choice Fund

ASSETS
Investments, at value (cost $276,200,019)	$289,209,603
Cash	2,168,445
Foreign cash, at value (cost $810,262)	808,156
Dividends receivable	233,911
Tax reclaims receivable	308,389
Total Assets	292,728,504
LIABILITIES
Management fee payable	267,374
Servicing fee payable	126,567
Trustee fee payable	3,570
Accrued expenses	100,010
Total Liabilities	497,521
NET ASSETS	$292,230,983
COMPOSITION OF NET ASSETS
Paid-in capital	$290,395,264
Distributions in excess of net investment income	(591,434)
Accumulated net realized loss on investments and foreign currency transactions	(10,564,471)
Net unrealized appreciation in value of investments and foreign currencies	12,991,624
$292,230,983
NET ASSET VALUE, PER SHARE
Class 1 ($2,897 / 235 shares outstanding), unlimited authorized, no par value	$12.34 *
Maximum Purchase Price Per Share (Note D)	$12.36
Minimum Redemption Price Per Share (Note D)	$12.32
Class 2 ($272,338,236/21,849,828 shares outstanding), unlimited authorized, no par value	$12.46
Maximum Purchase Price Per Share (Note D)	$12.49
Minimum Redemption Price Per Share (Note D)	$12.45
Class 3 ($19,889,850/1,580,927 shares outstanding), unlimited authorized, no par value	$12.58
Maximum Purchase Price Per Share (Note D)	$12.61
Minimum Redemption Price Per Share (Note D)	$12.57

*  Net assets divided by shares does not recalculate using values rounded to the dollar.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2016

For the Year Ended December 31, 2016
Baillie Gifford EAFE Choice Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $567,524)	$6,341,624
Interest	239
Total Investment Income	6,341,863
EXPENSES
Management fee (Note B)	1,029,761
Shareholder Servicing fees — Class 1 Shares (Note B)	29,669
Shareholder Servicing fees — Class 2 Shares (Note B)	447,549
Shareholder Servicing fees — Class 3 Shares (Note B)	19,085
Fund accounting	187,931
Custody	56,495
Legal	44,492
Transfer agency	44,049
Professional fees	24,147
Trustees' fees	13,375
Insurance	2,747
Miscellaneous	14,704
Total Expenses	1,914,004
Net Investment Income	4,427,859
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(2,815,079)
Foreign currency transactions	(761,105)
(3,576,184)
Net change in unrealized appreciation on:
Investments	1,913,054
Translation of assets and liabilities denominated in foreign currencies	6,651
1,919,705
Net realized and unrealized loss on investments and foreign currency transactions	(1,656,479)
NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,771,380

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2016

Baillie Gifford EAFE Choice Fund

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,427,859	$3,155,819
Net realized loss from investments and foreign currency transactions	(3,576,184)	(4,739,550)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,919,705	(413,931)
Net increase (decrease) in net assets from operations	2,771,380	(1,997,662)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(39)	(219,253)
Class 2	(3,413,749)	(2,733,303)
Class 3	(260,142)	(246,548)
Total Dividends and Distributions	(3,673,930)	(3,199,104)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	10,978,072	—
Class 2	64,883,358	215,409,582
Class 3	2,715,447	1,931,937
Purchase fees:
Class 1	7,278	25,569
Class 2	100,782	211,071
Class 3	8,214	25,857
Redemption fees:
Class 1	781	877
Class 2	24,442	10,062
Class 3	1,724	901
Dividends reinvested:
Class 1	39	219,253
Class 2	3,413,749	2,733,303
Class 3	260,142	246,548
Cost of shares redeemed:
Class 1	(30,703,470)	—
Class 2	(24,097,363)	(93,972,196)
Class 3	(2,710,863)	(1,502,224)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	24,882,332	125,340,540
Total Increase in Net Assets	23,979,782	120,143,774
NET ASSETS
Beginning of year	268,251,201	148,107,427
End of year (including distributions in excess of net investment income of $591,434 and $616,313, respectively)	$292,230,983	$268,251,201

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford EAFE Choice Fund
Selected data for a Class 1 Share outstanding throughout each period:

	For the Period July 18, 2016(b) through December 31, 2016	For the Period January 1, 2016(b) through July 12, 2016		For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period December 17, 2013(a) through December 31, 2013
Net asset value, beginning of period	$12.72	$12.44		$12.32	$13.02	$12.80
From Investment Operations
Net investment income(c)	0.02	0.16		0.17	0.15	0.00	(d)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.23)	(0.01)		0.07 (g)	(0.75)	0.56
Net increase (decrease) in net asset value from investment operations	(0.21)	0.15		0.24	(0.60)	0.56
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.17)	—		(0.14)	(0.12)	(0.34)
Proceeds from Purchase Fees and Redemption Fees(c)	—	0.00	(d)	0.02	0.02	0.00	(d)
Net asset value, end of period	$12.34	$12.59		$12.44	$12.32	$13.02
Total Return
Total return based on net asset value(e)	(1.68)%	1.18%		2.10%	(4.46)%	4.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$3	$29,203		$19,516	$19,115	$19,995
Ratio of net expenses to average net assets	0.75%*	0.72	%*	0.73%	0.84%	0.27	%*
Ratio of net investment income to average net assets	0.37%*	2.34	%*	1.34%	1.12%	0.61	%*
Portfolio turnover rate(f)	23%	23%		16%	23%	25%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Recommencement of investment operations. Class had no shareholders from July 12, 2016 to July 17, 2016. All shares of this class were fully redeemed on 12th July 2016 at $12.59. New Shares were issued at $12.72 on July 18, 2016.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Amount is less than $0.005 per share.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Portfolio turnover rate calculated at Fund level.

(g)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford EAFE Choice Fund
Selected data for a Class 2 Share outstanding throughout each year:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net asset value, beginning of year	$12.55	$12.43	$13.13	$11.19	$9.45
From Investment Operations
Net investment income(a)	0.19	0.17	0.16	0.17	0.23
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.13)	0.09 (e)	(0.75)	2.19	1.83
Net increase (decrease) in net asset value from investment operations	0.06	0.26	(0.59)	2.36	2.06
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.16)	(0.15)	(0.14)	(0.43)	(0.32)
Proceeds from Purchase Fees and Redemption Fees(a)	0.01	0.01	0.03	0.01	0.00 (b)
Net asset value, end of year	$12.46	$12.55	$12.43	$13.13	$11.19
Total Return
Total return based on net asset value(c)	0.59%	2.16%	(4.25)%	21.20%	21.81%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$272,338	$229,032	$110,234	$94,942	$156,038
Ratio of net expenses to average net assets	0.65%	0.65%	0.66%	0.67%	0.64%
Ratio of net investment income to average net assets	1.46%	1.29%	1.23%	1.41%	2.23%
Portfolio turnover rate(d)	23%	16%	23%	25%	21%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

(e)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford EAFE Choice Fund
Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period July 7, 2014(c) through December 31, 2014	For the Period January 1, 2013(c) through April 16, 2013		For the Period January 23, 2012(c) through December 31, 2012
Net asset value, beginning of period	$12.67	$12.54	$14.08	$11.22		$10.15
From Investment Operations
Net investment income(a)	0.20	0.20	0.05	0.07		0.28
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.13)	0.07 (f)	(1.44)	0.79		1.12
Net increase (decrease) in net asset value from investment operations	0.07	0.27	(1.39)	0.86		1.40
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.17)	(0.16)	(0.15)	—		(0.33)
Proceeds from Purchase Fees and Redemption Fees(a)	0.01	0.02	0.00 (d)	0.00	(d)	0.00	(d)
Net asset value, end of period	$12.58	$12.67	$12.54	$12.08		$11.22
Total Return
Total return based on net asset value(b)	0.66%	2.25%	(9.86)%	7.66%		13.79%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$19,890	$19,703	$18,758	$—	(d)	$27,557
Ratio of net expenses to average net assets,	0.58%	0.58%	0.58%*	0.55	%*	0.57	%*
Ratio of net investment income to average net assets	1.59%	1.51%	0.71%*	2.29	%*	2.86	%*
Portfolio turnover rate(e)	23%	16%	23%	5%		21%

*  Annualized.

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(c)  Recommencement of investment operations. Class had no shareholders from April 19, 2011 to January 22, 2012 and from April 17, 2013 to July 6, 2014. All shares of this class were redeemed at $11.66 on April 18, 2011. New shares were issued at $10.15 on January 23, 2012. All shares of this class were redeemed at $12.08 on April 16, 2013. New shares were issued at $14.08 on July 7, 2014.

(d)  Amount is less than $0.005 per share.

(e)  Portfolio turnover rate calculated at Fund level.

(f)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2016

December 31, 2016 (unaudited)
Baillie Gifford EAFE Pure Fund

	Value	% of Total Net Assets
Apparel Retailers	$12,495,816	7.2%
Asset Managers	5,894,627	3.4
Auto Parts	2,898,185	1.7
Banks	11,481,629	6.6
Biotechnology	2,604,952	1.5
Brewers	6,245,573	3.7
Business Support Services	5,093,096	2.9
Chemicals	4,220,682	2.5
Clothing & Accessories	6,912,221	4.1
Commercial Services & Supplies	2,281,149	1.3
Containers & Packaging	3,344,869	2.0
Distillers & Vintners	2,396,581	1.4
Diversified Industrials	3,487,235	2.0
Drug Retailers	1,200,284	0.7
Electrical Equipment	2,552,129	1.5
Electronic Equipment	4,181,414	2.4
Food Products	7,965,395	4.6
Food Retailers & Wholesalers	4,548,488	2.7
Footwear	4,130,967	2.4
Industrial Machinery	14,338,350	8.3
Investment Services	3,508,524	2.0
Media Agencies	4,211,954	2.4
Medical Equipment	8,538,923	4.9
Nondurable Household Products	4,245,940	2.5
Oil Equipment & Services	2,410,823	1.4
Personal Products	5,508,661	3.2
Pharmaceuticals	6,141,535	3.5
Property & Casualty Insurance	5,159,195	3.0
Recreational Products	5,231,536	3.0
Semiconductors	943,452	0.6
Speciality Finance	5,095,101	3.0
Specialized Consumer Services	8,920,328	5.2
Technology Hardware/Equipment	1,936,753	1.1
Total Value of Investments	170,126,367	98.7
Other assets less liabilities	2,192,211	1.3
Net Assets	$172,318,578	100.0%

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford EAFE Pure Fund

	Shares	Value
COMMON STOCKS — 98.7%
AUSTRALIA — 7.9%
Brambles Ltd.	374,813	$3,344,869
Cochlear Ltd.	60,793	5,365,640
Mesoblast Ltd. (a)	181,023	186,379
SEEK Ltd.	212,989	2,281,149
Treasury Wine Estates Ltd.	311,542	2,396,581
		13,574,618
DENMARK — 5.1%
Carlsberg A/S, B Shares	33,436	2,879,815
Novo Nordisk A/S, B Shares	98,605	3,537,177
Novozymes A/S, B Shares	70,283	2,418,573
		8,835,565
FINLAND — 1.7%
Kone Oyj, B Shares	64,353	2,875,532
FRANCE — 1.5%
Legrand SA	44,983	2,552,129
GERMANY — 5.8%
adidas AG	26,192	4,130,967
Infineon Technologies AG	111,967	1,936,753
Zalando SE 144A (a)(b)	103,957	3,960,177
		10,027,897
HONG KONG — 2.0%
Jardine Matheson Holdings Ltd.	63,200	3,487,235
JAPAN — 26.1%
Asahi Group Holdings Ltd.	106,900	3,365,758
DENSO Corp.	67,000	2,898,185
Japan Exchange Group, Inc.	246,000	3,508,524
Kakaku.com, Inc.	163,700	2,704,833
Kao Corp.	89,700	4,245,940
MS&AD Insurance Group Holdings, Inc.	166,600	5,159,195
Olympus Corp.	92,100	3,173,283
Pigeon Corp.	96,700	2,465,672

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford EAFE Pure Fund

	Shares	Value
Rakuten, Inc.	267,600	$2,621,904
Shimano, Inc.	33,400	5,231,536
Shiseido Co., Ltd.	120,400	3,042,989
SMC Corp.	13,000	3,093,019
Sugi Holdings Co., Ltd.	25,300	1,200,284
Suruga Bank Ltd.	102,500	2,288,569
		44,999,691
PORTUGAL — 1.7%
Jeronimo Martins SGPS SA	186,372	2,890,572
SINGAPORE — 2.2%
United Overseas Bank Ltd.	273,243	3,838,764
SPAIN — 3.7%
Distribuidora Internacional de Alimentacion SA	338,033	1,657,916
Inditex SA	138,075	4,703,674
		6,361,590
SWEDEN — 8.3%
Atlas Copco AB, A Shares	95,123	2,885,705
Atlas Copco AB, B Shares	35,100	954,280
Investor AB, B Shares	136,744	5,095,101
Svenska Handelsbanken AB, A Shares	386,579	5,354,296
		14,289,382
SWITZERLAND — 11.3%
Compagnie Financiere Richemont SA	49,219	3,252,911
Mettler-Toledo International, Inc. (a)	9,990	4,181,414
Nestle SA	65,024	4,658,163
Roche Holding AG — Genusschein	11,425	2,604,358
Schindler Holding AG, Participating Certificates	19,051	3,355,134
Swatch Group AG (The)	4,809	1,492,534
		19,544,514
UNITED KINGDOM — 21.4%
ASOS Plc. (a)	62,718	3,831,965
Auto Trader Group Plc. 144A (b)	714,779	3,593,591
Burberry Group Plc.	117,574	2,166,776
Capita Plc.	348,180	2,276,620

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford EAFE Pure Fund

	Shares	Value
Hargreaves Lansdown Plc.	258,884	$3,852,315
Imagination Technologies Group Plc. (a)	303,784	943,452
Intertek Group Plc.	65,716	2,816,476
John Wood Group Plc.	223,255	2,410,823
Johnson Matthey Plc.	107,870	4,220,682
Jupiter Fund Management Plc.	375,023	2,042,312
Rightmove Plc.	87,682	4,211,954
Unilever Plc.	81,781	3,307,232
Weir Group Plc. (The)	50,547	1,174,680
		36,848,878
TOTAL INVESTMENTS — 98.7%
(cost $176,317,708)		$170,126,367
Other assets less liabilities — 1.3%		2,192,211
NET ASSETS — 100.0%		$172,318,578

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, Fair valuation is typically not required. At December 31, 2016, the net value of these securities was $7,553,768 representing 4.4% of net assets.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford EAFE Pure Fund

ASSETS
Investments, at value (cost $176,317,708)	$170,126,367
Cash	2,100,596
Dividends receivable	134,944
Tax reclaims receivable	255,688
Total Assets	172,617,595
LIABILITIES
Management fee payable	154,351
Servicing fee payable	74,971
Trustee fee payable	2,049
Accrued expenses	67,646
Total Liabilities	299,017
NET ASSETS	$172,318,578
COMPOSITION OF NET ASSETS
Paid-in capital	$182,471,273
Distributions in excess of net investment income	(28,102)
Accumulated net realized loss on investments and foreign currency transactions	(3,916,427)
Net unrealized depreciation in value of investments and foreign currencies	(6,208,166)
$172,318,578
NET ASSET VALUE, PER SHARE
Class 1 ($2,908 / 308 shares outstanding), unlimited authorized, no par value	$9.45 *
Maximum Purchase Price Per Share (Note D)	$9.47
Minimum Redemption Price Per Share (Note D)	$9.44
Class 2 ($172,315,670 / 18,050,748 shares outstanding), unlimited authorized, no par value	$9.55
Maximum Purchase Price Per Share (Note D)	$9.57
Minimum Redemption Price Per Share (Note D)	$9.54

*  Net assets divided by shares does not recalculate using values rounded to the dollar.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2016

For the Year Ended December 31, 2016
Baillie Gifford EAFE Pure Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $312,734)	$4,145,563
EXPENSES
Management fee (Note B)	607,734
Shareholder Servicing fees — Class 1 Shares (Note B)	2
Shareholder Servicing fees — Class 2 Shares (Note B)	295,183
Fund accounting	114,062
Custody	30,896
Legal	28,264
Professional fees	24,492
Transfer agency	21,774
Trustees' fees	8,223
Insurance	1,580
Miscellaneous	11,956
Total Expenses	1,144,166
Net Investment Income	3,001,397
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(1,853,496)
Foreign currency transactions	(489,450)
(2,342,946)
Net change in unrealized depreciation on:
Investments	(992,132)
Translation of assets and liabilities denominated in foreign currencies	(9,522)
(1,001,654)
Net realized and unrealized loss on investments and foreign currency transactions	(3,344,600)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(343,203)
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2016

Baillie Gifford EAFE Pure Fund

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,001,397	$1,519,338
Net realized loss from investments and foreign currency transactions	(2,342,946)	(1,931,318)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(1,001,654)	(2,249,603)
Net increase (decrease) in net assets from operations	(343,203)	(2,661,583)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(44)	—
Class 2	(2,430,620)	(1,657,148)
Total Dividends and Distributions	(2,430,664)	(1,657,148)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	2,994	—
Class 2	—	131,717,335
Purchase fees:
Class 2	6	380,244
Dividends reinvested:
Class 1	44	—
Class 2	2,430,621	1,657,148
Increase in Net Assets from Transactions in Shares of Beneficial Interest	2,433,665	133,754,727
Total Increase (Decrease) in Net Assets	(340,202)	129,435,996
NET ASSETS
Beginning of year	172,658,780	43,222,784
End of year (including distributions in excess of net investment income of $28,102 and $109,385, respectively)	$172,318,578	$172,658,780

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford EAFE Pure Fund
Selected data for a Class 1 Share outstanding throughout the period:

For the Period July 18, 2016(a) through December 31, 2016
Net asset value, beginning of period	$9.75
From Investment Operations
Net investment income(b)	0.02
Net realized and unrealized loss on investments and foreign currency transactions	(0.17)
Net decrease in net asset value from investment operations	(0.15)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.15)
Total Dividends and Distributions	(0.15)
Proceeds from Purchase Fees and Redemption Fees(b)	—
Net asset value, end of period	$9.45
Total Return
Total return based on net asset value(c)	(1.62)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$3
Ratio of net expenses to average net assets	0.85%*
Ratio of net investment income to average net assets	0.35%*
Portfolio turnover rate(d)	13%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford EAFE Pure Fund
Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015	For the Period April 15, 2014(a) through December 31, 2014
Net asset value, beginning of period	$9.70		$9.36	$10.00
From Investment Operations
Net investment income(b)	0.17		0.13	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.18)		0.27 (f)	(0.69)
Net increase (decrease) in net asset value from investment operations	(0.01)		0.40	(0.61)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.14)		(0.09)	(0.06)
Distributions from net realized gain on investments	—		—	(0.00	)(c)
Total Dividends and Distributions	(0.14)		(0.09)	(0.06)
Proceeds from Purchase Fees and Redemption Fees(b)	(0.00	)(c)	0.03	0.03
Net asset value, end of period	$9.55		$9.70	$9.36
Total Return
Total return based on net asset value(d)	(0.20)%		4.61%	(5.79)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$172,316		$172,659	$43,223
Ratio of expenses to average net assets, before waiver	0.66%		0.66%	0.70	%*
Ratio of net expenses to average net assets, after waiver	0.66%		0.66%	0.67	%*
Ratio of net investment income to average net assets	1.73%		1.36%	1.17	%*
Portfolio turnover rate(e)	13%		18%	5%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

(f)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2016

December 31, 2016 (unaudited)
Baillie Gifford Emerging Markets Fund

	Value	% of Total Net Assets
Aerospace & Defense	$9,927,187	0.7%
Auto Manufacturers	18,629,039	1.4
Automobiles	11,501,762	0.9
Automobiles & Parts	8,188,174	0.6
Banks	131,446,667	10.0
Broadline Retailers	36,544,323	2.7
Building Materials & Fixtures	28,174,612	2.1
Commodity Chemicals	18,956,112	1.4
Computer Services	56,733,866	4.3
Construction & Building Materials	21,942,304	1.7
Electrical Components & Equipment	17,619,242	1.3
Electronic & Electrical Equipment	109,000,149	8.2
Electronic Equipment	22,340,460	1.7
Food & Drug Retailers	22,965,140	1.7
Food and Drug Retailing	5,740,032	0.4
Food Products	4,204,921	0.3
General Industrials	7,101,739	0.5
Hotels Restaurants and Leisure	12,700,960	0.9
Household Goods	11,544,985	0.9
Industrial Engineering	11,162,030	0.8
Insurance	63,899,679	4.7
Internet	163,558,353	12.3
Internet Software and Services	479,486	0.0
Leisure Goods	24,827,579	1.9
Life Insurance	68,587,173	5.2
Media & Photography	44,190,365	3.3
Mortgage Finance	37,420,384	2.8
Nonlife Insurance	24,122,801	1.8
Oil & Gas	44,793,532	3.4
Oil & Gas Producers	25,450,105	1.9
Personal Goods	6,720,786	0.5
Property & Casualty Insurance	9,537,393	0.7
Real Estate Holding & Development	45,321,432	3.5
Semiconductor Equipment	6,441,114	0.5
Semiconductors	69,614,145	5.2
Software	4,420,841	0.3
Software & Computer Services	2,359,839	0.2
Specialized Consumer Services	53,840,087	4.0
Technology Hardware & Equipment	18,706,146	1.4

Industry Diversification Table

Annual Report December 31, 2016

	Value	% of Total Net Assets
Technology Hardware/Equipment	$11,414,591	0.8%
Telecommunications	11,734,096	0.9
Textiles and Apparel	5,914,099	0.4
Toys	8,793,233	0.7
Transportation Services	9,345,725	0.7
Total Value of Investments	1,327,916,688	99.6
Other assets less liabilities	4,788,503	0.4
Net Assets	$1,332,705,191	100.0%

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford Emerging Markets Fund

	Shares	Value
COMMON STOCKS — 95.5%
ARGENTINA — 1.4%
MercadoLibre, Inc.	122,844	$19,180,862
BRAZIL — 4.5%
Banco Bradesco SA ADR	2,825,682	24,611,690
Embraer SA ADR	515,698	9,927,187
Petroleo Brasileiro SA ADR (a)	2,517,320	25,450,105
		59,988,982
CHINA — 22.3%
Alibaba Group Holding Ltd. ADR (a)	613,143	53,840,087
Baidu, Inc. ADR (a)	120,526	19,815,680
China Pacific Insurance Group Co. Ltd., Class H	3,020,200	10,455,315
China Vanke Co. Ltd., Class H	7,484,500	17,014,131
Ctrip.com International Ltd. ADR (a)	317,524	12,700,960
Geely Automobile Holdings Ltd.	8,615,000	8,188,174
JD.com, Inc. ADR (a)	1,008,603	25,658,860
Ping An Insurance Group Co. of China Ltd., Class H	8,471,000	42,084,637
Shenzhou International Group Holdings Ltd.	1,066,000	6,720,786
SINA Corp. (a)	124,140	7,546,470
Sohu.com, Inc. (a)	106,200	3,599,118
Tencent Holdings Ltd.	2,934,700	71,158,006
ZTE Corp., Class H	10,807,800	18,706,146
		297,488,370
HONG KONG — 6.6%
AAC Technologies Holdings, Inc.	1,946,500	17,619,242
Brilliance China Automotive Holdings Ltd.	8,380,000	11,501,762
China Overseas Land & Investment Ltd.	5,996,000	15,776,377
China Taiping Insurance Holdings Co., Ltd. (a)	4,851,410	9,945,983
Haier Electronics Group Co., Ltd.	7,359,300	11,544,985
Kingsoft Corp. Ltd.	4,309,000	8,793,233
Sunny Optical Technology Group Co. Ltd.	2,812,000	12,257,477
		87,439,059
INDIA — 17.0%
Ambuja Cements Ltd.	2,371,904	7,190,775
Asian Paints Ltd.	984,522	12,914,461

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford Emerging Markets Fund

	Shares	Value
Axis Bank Ltd.	2,442,189	$16,115,820
Housing Development Finance Corp., Ltd.	2,017,716	37,420,384
ICICI Bank Ltd.	5,244,602	19,636,253
Infosys Ltd.	2,160,770	32,071,327
Mahindra & Mahindra Ltd.	1,069,703	18,629,039
Oracle Financial Services Software Ltd.	96,007	4,420,841
Reliance Industries Ltd.	2,816,002	44,793,532
Tata Consultancy Services Ltd.	708,980	24,662,539
UltraTech Cement Ltd.	168,920	8,069,376
		225,924,347
MEXICO — 3.8%
Alfa SAB de CV, Class A	5,737,200	7,101,739
Cemex SAB de CV ADR, Participating Certificates (a)	2,732,541	21,942,304
Grupo Financiero Banorte SAB de CV, Class O	2,105,182	10,368,679
Wal-Mart de Mexico SAB de CV	6,082,260	10,885,463
		50,298,185
PHILIPPINES — 1.0%
Ayala Land, Inc.	8,149,800	5,236,227
SM Prime Holdings, Inc.	12,812,400	7,294,697
		12,530,924
POLAND — 0.7%
Powszechny Zaklad Ubezpieczen SA	1,202,840	9,537,393
RUSSIA — 3.8%
Magnit PJSC GDR Reg S	276,450	12,169,025
Sberbank of Russia PJSC ADR	2,400,638	27,640,989
X5 Retail Group NV GDR Reg S (a)	332,700	10,796,115
		50,606,129
SOUTH AFRICA — 3.3%
Naspers Ltd., N Shares	302,691	44,190,365
SOUTH KOREA — 12.2%
Dongbu Insurance Co., Ltd. (a)	204,996	10,613,042
Doosan Bobcat, Inc. (a)	376,053	11,162,030
Hyundai Marine & Fire Insurance Co., Ltd. (a)	335,615	8,736,029

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford Emerging Markets Fund

	Shares	Value
Interpark Holdings Corp. (a)	567,382	$2,359,839
LG Chem Ltd. (a)	68,242	14,716,177
NAVER Corp. (a)	43,378	27,778,305
NCSoft Corp. (a)	70,787	14,479,912
Orion Corp. (a)	7,758	4,204,921
Samsung Electronics Co., Ltd.	29,330	43,652,223
Samsung Fire & Marine Insurance Co., Ltd. (a)	60,801	13,509,759
Samsung SDI Co., Ltd. (a)	130,345	11,734,096
		162,946,333
TAIWAN — 18.2%
Advanced Semiconductor Engineering, Inc.	6,318,000	6,441,114
China Life Insurance Co., Ltd.	45,732,370	45,217,667
CTBC Financial Holding Co. Ltd.	23,744,880	12,953,032
Delta Electronics, Inc.	2,051,000	10,082,983
Eclat Textile Co. Ltd.	568,000	5,914,099
Fubon Financial Holding Co. Ltd.	10,180,000	16,047,221
Hon Hai Precision Industry Co., Ltd.	13,379,848	34,802,165
Largan Precision Co., Ltd.	213,000	24,827,579
Pegatron Corp.	4,798,000	11,414,591
President Chain Store Corp.	803,000	5,740,032
Taiwan Semiconductor Manufacturing Co., Ltd.	12,428,310	69,614,145
		243,054,628
THAILAND — 0.7%
Airports of Thailand PCL NVDR	841,600	9,345,725
UNITED STATES — 0.0%
Weibo Corp. ADR (a)	11,810	479,486
Total Common Stocks
(cost $1,205,654,029)		1,273,010,788
PREFERRED STOCKS — 4.1%
BRAZIL — 1.5%
Banco Bradesco SA	2,262,554	20,120,204

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford Emerging Markets Fund

	Shares	Value
SOUTH KOREA — 2.6%
LG Chem Ltd.	28,589	$4,239,935
Samsung Electronics Co., Ltd.	25,798	30,545,761
		34,785,696
Total Preferred Stocks
(cost $42,773,460)		54,905,900
TOTAL INVESTMENTS — 99.6%
(cost $1,248,427,489)		$1,327,916,688
Other assets less liabilities — 0.4%		4,788,503
NET ASSETS — 100.0%		$1,332,705,191

(a)  Non-income producing security.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

NVDR  —  Non-Voting Depositary Receipt.

Reg S  —  Regulation S ("Reg S") of the securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford Emerging Markets Fund

ASSETS
Investments, at value (cost $1,248,427,489)	$1,327,916,688
Cash	3,948,982
Foreign cash, at value (cost $32,791)	14,594
Dividends receivable	2,952,188
Tax reclaims receivable	25,786
Receivable for Indian capital gains tax	296,348
Total Assets	1,335,154,586
LIABILITIES
Management fee payable	1,897,986
Servicing fee payable	148,893
Trustee fee payable	15,935
Accrued expenses	386,581
Total Liabilities	2,449,395
NET ASSETS	$1,332,705,191
COMPOSITION OF NET ASSETS
Paid-in capital	$1,317,668,822
Distributions in excess of net investment income	(3,550,429)
Accumulated net realized loss on investments and foreign currency transactions	(60,825,049)
Net unrealized appreciation in value of investments and foreign currencies	79,411,847
$1,332,705,191
NET ASSET VALUE, PER SHARE
Class 1 ($7,486,766 / 500,651 shares outstanding), unlimited authorized, no par value	$14.95
Maximum Purchase Price Per Share (Note D)	$14.98
Minimum Redemption Price Per Share (Note D)	$14.91
Class 2 ($121,738,594 / 8,010,319 shares outstanding), unlimited authorized, no par value	$15.20
Maximum Purchase Price Per Share (Note D)	$15.23
Minimum Redemption Price Per Share (Note D)	$15.16
Class 3 ($128,303,493 / 8,376,057 shares outstanding), unlimited authorized, no par value	$15.32
Maximum Purchase Price Per Share (Note D)	$15.35
Minimum Redemption Price Per Share (Note D)	$15.28
Class 5 ($1,075,176,338 / 68,606,316 shares outstanding), unlimited authorized, no par value	$15.67
Maximum Purchase Price Per Share (Note D)	$15.70
Minimum Redemption Price Per Share (Note D)	$15.63

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2016

For the Year Ended December 31, 2016
Baillie Gifford Emerging Markets Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,878,938)	$19,012,059
Interest	1,366
Total Investment Income	19,013,425
EXPENSES
Management fee (Note B)	6,678,011
Shareholder Servicing fees — Class 1 Shares (Note B)	13,431
Shareholder Servicing fees — Class 2 Shares (Note B)	128,987
Shareholder Servicing fees — Class 3 Shares (Note B)	94,988
Shareholder Servicing fees — Class 4 Shares (Note B)	52,364
Shareholder Servicing fees — Class 5 Shares (Note B)	192,629
Fund accounting	625,031
Custody	575,809
Legal	201,349
Transfer agency	65,264
Professional fees	63,520
Trustees' fees	61,063
Insurance	10,624
Miscellaneous	62,399
Total Expenses	8,825,469
Net Investment Income	10,187,956
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments (net of Indian capital gains tax $56,708)	(35,841,920)
Foreign currency transactions	(898,824)
(36,740,744)
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred Indian capital gains tax $1,129,689)	62,833,596
Translation of assets and liabilities denominated in foreign currencies	(17,472)
62,816,124
Net realized and unrealized gain on investments and foreign currency transactions	26,075,380
NET INCREASE IN NET ASSETS FROM OPERATIONS	$36,263,336

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2016

Baillie Gifford Emerging Markets Fund

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,187,956	$5,360,568
Net realized loss from investments and foreign currency transactions	(36,740,744)	(2,203,058)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	62,816,124	(65,958,328)
Net increase (decrease) in net assets from operations	36,263,336	(62,800,818)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(63,550)	—
Class 2	(1,102,014)	(773,521)
Class 3	(1,191,919)	—
Class 4	—	(399,288)
Class 5	(10,344,713)	(7,666,337)
Capital gains:
Class 2	—	(18,566)
Class 4	—	(25,969)
Class 5	—	(243,558)
Total Dividends and Distributions	(12,702,196)	(9,127,239)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	7,035,259	—
Class 2	69,655,261	105,642,000
Class 3	122,132,513	—
Class 4	—	99,700,000
Class 5	119,060,276	983,566,063
Purchase fees:
Class 1	809	—
Class 2	35,040	216,847
Class 3	13,857	—
Class 4	46,053	266,494
Class 5	439,341	1,674,659
Redemption fees:
Class 1	14	—
Class 2	1,637	8,107
Class 3	241	—
Class 4	2,003	—
Class 5	21,089	82,240
Dividends reinvested:
Class 1	63,550	—
Class 2	1,102,014	792,088
Class 3	1,191,919	—
Class 4	—	425,257
Class 5	10,344,713	7,909,895

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2016

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Cost of shares redeemed:
Class 2	$(13,454,743)	$(25,813,476)
Class 3	—	(485,066,064)
Class 4	(110,086,301)	—
Class 5	(1,002,506)	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	206,602,039	689,404,110
Total Increase in Net Assets	230,163,179	617,476,053
NET ASSETS
Beginning of year	1,102,542,012	485,065,959
End of year (including distributions in excess of net investment income of $3,550,428 and $291,836, respectively)	$1,332,705,191	$1,102,542,012

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford Emerging Markets Fund
Selected data for a Class 1 Share outstanding throughout the period:

For the Period April 12, 2016(b) through December 31, 2016
Net asset value, beginning of period	$14.17
From Investment Operations
Net investment income(a)	0.11
Net realized and unrealized gain on investments and foreign currency transactions	0.80
Net increase in net asset value from investment operations	0.91
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.13)
Total Dividends and Distributions	(0.13)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (c)
Net asset value, end of period	$14.95
Total Return
Total return based on net asset value(d)	6.42%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$7,487
Ratio of net expenses to average net assets	0.96%*
Ratio of net investment income to average net assets	1.00%*
Portfolio turnover rate(e)	24%

*  Annualized.

(a)  Calculated based upon average shares outstanding during the period.

(b)  Recommencement of investment operations. Class had no shareholders from January 18, 2010 to April 11, 2016. All shares of this class were redeemed on January 18, 2010 at $16.79. New shares were issued at $14.17 on April 12, 2016.

(c)  Amount is less than 0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford Emerging Markets Fund
Selected data for a Class 2 Share outstanding throughout each period.

	For the Year Ended December 31, 2016	For the Period March 3, 2015(a) through December 31, 2015		For the Period April 8, 2014(a) through June 9, 2014		For the Period January 1, 2014(a) through January 12, 2014		For the Period April 9, 2013(b) through December 31, 2013
Net asset value, beginning of period	$14.88	$17.24		$16.64		$16.52		$15.60
From Investment Operations
Net investment income (loss)(c)	0.07	0.13		0.01		(0.00	)(d)	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.38	(2.38)		1.18		(0.41)		1.10
Net increase (decrease) in net asset value from investment operations	0.45	(2.25)		1.19		(0.41)		1.20
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.14)	(0.17)		—		—		(0.29)
Distributions from net realized gain on investments	—	(0.00	)(d)	—		—		—
Total Dividends and Distributions	(0.14)	(0.17)		—		—		(0.29)
Proceeds from Purchase Fees and Redemption Fees(c)	0.01	0.06		0.02		—		0.01
Net asset value, end of period	$15.20	$14.88		$17.85		$16.11		$16.52
Total Return
Total return based on net asset value(e)	3.10%	(12.68)%		7.27%		(2.48)%		7.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$121,739	$69,091		$9,994		$49,767		$51,029
Ratio of net expenses to average net assets	0.87%	0.87	%*	0.90	%*	0.92	%*	0.89%*
Ratio of net investment income (loss) to average net assets	0.52%	0.95	%*	0.46	%*	(0.90	)%*	0.90%*
Portfolio turnover rate(f)	24%	46%		26%		26%		33%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from January 13, 2014 to April 7, 2014 and from June 10, 2014 to March 2, 2015. All shares of this class were redeemed at $16.11 on January 12, 2014. New shares were issued at $16.64 on April 8, 2014. All shares of this class were redeemed at $17.85 on June 9, 2014. New shares were issued at $17.24 on March 3, 2015.

(b)  Commencement of investment operations.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Amount is less than 0.005 per share.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford Emerging Markets Fund
Selected data for a Class 3 Share outstanding throughout each period:

	For the Period April 01, 2016(b) through December 31, 2016	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net asset value, beginning of period	$14.72	$16.74	$16.40	$14.60
From Investment Operations
Net investment income(a)	0.12	0.17	0.14	0.19
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.62	(0.15)	0.48	1.82
Net increase in net asset value from investment operations	0.74	0.02	0.62	2.01
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.14)	(0.02)	(0.29)	(0.23)
Total Dividends and Distributions	(0.14)	(0.02)	(0.29)	(0.23)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (c)	0.02	0.01	0.02
Net asset value, end of period	$15.32	$16.76	$16.74	$16.40
Total Return
Total return based on net asset value(d)	5.05%	0.26%	3.98%	13.94%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$128,303	$485,066	$317,406	$490,246
Ratio of net expenses to average net assets	0.80%*	0.75%	0.74%	0.75%
Ratio of net investment income to average net assets	1.09%*	1.00%	0.88%	1.18%
Portfolio turnover rate(e)	24%	26%	33%	51%

*  Annualized.

(a)  Calculated based upon average shares outstanding during the period.

(b)  Recommencement of investment operations. Class had no shareholders from December 31, 2014 to March 31, 2016. All shares of this class were redeemed on December 31, 2014 at $16.76. New shares were issued at $14.72 on April 01, 2016.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford Emerging Markets Fund
Selected data for a Class 5 Share outstanding throughout each period:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$15.33	$16.93
From Investment Operations
Net investment income(a)	0.13	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.35	(1.60)
Net increase (decrease) in net asset value from investment operations	0.48	(1.46)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.15)	(0.19)
Distributions from net realized gain on investments	—	(0.00	)(b)
Total Dividends and Distributions	(0.15)	(0.19)
Proceeds from Purchase Fees and Redemption Fees(a)	0.01	0.05
Net asset value, end of year	$15.67	$15.33
Total Return
Total return based on net asset value(c)	3.24%	(8.24)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,075,176	$935,177
Ratio of net expenses to average net assets	0.71%	0.71%
Ratio of net investment income to average net assets	0.83%	0.89%
Portfolio turnover rate(d)	24%	46%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2016

December 31, 2016 (unaudited)
Baillie Gifford Global Alpha Equity Fund

	Value	% of Total Net Assets
Aerospace	$4,899,867	0.6%
Aerospace & Defense	28,397	0.0
Airlines	12,004,677	1.5
Asset Managers	4,477,840	0.6
Automobiles	6,263,153	0.8
Automobiles & Parts	6,332,703	0.8
Banks	49,830,933	6.1
Beverages, Food & Tobacco	1,808,075	0.2
Biotechnology	3,574,932	0.4
Brewers	6,431,696	0.8
Business Support Services	4,882,838	0.6
Clothing & Accessories	8,335,737	1.0
Commercial Services	24,779,021	3.0
Construction & Building Materials	18,066,934	2.2
Construction & Materials	13,226,670	1.6
Containers & Packaging	7,376,591	0.9
Diversified Financial Services	16,467,195	2.0
Diversified Industrials	5,219,817	0.6
Engineering & Machinery	8,997,531	1.1
Farming & Fishing	6,742,383	0.8
Financials	5,694,602	0.7
Fixed Line Telecommunications	3,557,924	0.4
Food Retailers & Wholesalers	3,963,469	0.5
Gambling	3,962,137	0.5
General Financial	36,932,156	4.5
General Retailers	50,636,461	6.2
Health Care Equipment & Services	7,864,503	1.0
Health Care Equipment and Supplies	7,189,733	0.9
Healthcare — Products	4,840,875	0.6
Healthcare Providers	16,690,403	2.0
Hotels Restaurants and Leisure	7,867,480	1.0
Industrial Engineering	7,815,503	1.0
Industrial Machinery	29,681,873	3.6
Industrial Suppliers	8,494,994	1.0
Information and Communications	3,482,147	0.4
Insurance	28,539,784	3.5
Internet	23,436,182	2.7
Investment Services	4,221,638	0.5
Life Insurance	11,920,718	1.5
Marine Expoloration	5,212,536	0.6

Industry Diversification Table

Annual Report December 31, 2016

	Value	% of Total Net Assets
Media & Photography	$27,238,671	3.3%
Medical Equipment	9,534,910	1.2
Mobile Telecommunications	2,193,381	0.3
Mortgage Finance	7,041,586	0.8
Nonlife Insurance	9,962,163	1.2
Oil & Gas	23,220,767	2.8
Oil Equipment & Services	5,110,499	0.6
Personal Goods	7,554,393	0.9
Pharmaceuticals	7,635,216	0.9
Pharmaceuticals & Biotechnology	10,003,772	1.2
Pharmaceuticals, Biotechnology & Life Sciences	3,815,196	0.5
Property & Casualty Insurance	22,329,399	2.8
Publishing	2,866,027	0.4
Real Estate	4,543,234	0.6
Real Estate Holding & Development	4,284,899	0.5
Semiconductors	50,055,324	6.2
Software & Computer Services	53,712,432	6.5
Speciality Chemicals	3,912,331	0.5
Specialized Consumer Services	12,768,277	1.6
Support Services	8,175,767	1.0
Technology Hardware/Equipment	11,902,257	1.5
Telecommunications Equipment	3,255,974	0.4
Travel & Leisure	25,433,631	3.1
Trucking	8,048,637	1.0
Waste & Disposal	4,741,658	0.6
Total Value of Investments	811,092,509	99.1
Other assets less liabilities	7,518,166	0.9
Net Assets	$818,610,675	100.0%

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
COMMON STOCKS — 99.1%
AUSTRALIA — 0.9%
Brambles Ltd.	826,592	$7,376,591
BRAZIL — 0.6%
BM&FBovespa SA	972,300	4,919,299
CANADA — 1.7%
Fairfax Financial Holdings Ltd.	15,776	7,619,809
Ritchie Bros. Auctioneers, Inc.	173,805	5,909,370
		13,529,179
CHINA — 4.3%
Alibaba Group Holding Ltd. ADR (a)	145,408	12,768,277
Baidu, Inc. ADR (a)	56,544	9,296,399
China Biologic Products, Inc. (a)	33,249	3,574,932
Ctrip.com International Ltd. ADR (a)	196,687	7,867,480
Tsingtao Brewery Co., Ltd., Class H	480,000	1,808,075
		35,315,163
DENMARK — 1.7%
Carlsberg A/S, B Shares	74,675	6,431,696
Novo Nordisk A/S, B Shares	212,845	7,635,216
		14,066,912
FRANCE — 0.6%
Bureau Veritas SA	252,286	4,882,838
GERMANY — 3.2%
Deutsche Boerse AG (a)	69,979	5,694,602
SAP SE	240,428	20,798,304
		26,492,906
HONG KONG — 2.6%
AIA Group Ltd.	2,128,000	11,920,718
Jardine Matheson Holdings Ltd.	94,600	5,219,817
Sands China Ltd.	918,400	3,962,137
		21,102,672

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
INDIA — 2.0%
Housing Development Finance Corp., Ltd.	379,684	$7,041,586
ICICI Bank Ltd.	2,582,765	9,670,100
		16,711,686
IRELAND — 4.3%
Bank of Ireland (a)	20,928,248	5,161,565
CRH Plc.	520,970	18,066,934
Ryanair Holdings PLC ADR (a)	144,183	12,004,677
		35,233,176
ITALY — 0.8%
Ferrari NV	43,364	2,524,680
Fiat Chrysler Automobiles NV	410,963	3,738,473
		6,263,153
JAPAN — 6.0%
CyberAgent, Inc.	212,200	5,224,723
Japan Exchange Group, Inc.	296,000	4,221,638
Kansai Paint Co. Ltd.	212,700	3,912,331
LINE Corp. (a)	102,000	3,482,147
MS&AD Insurance Group Holdings, Inc.	475,000	14,709,590
Olympus Corp.	178,100	6,136,393
Rohm Co., Ltd.	84,500	4,848,014
SMC Corp.	27,700	6,590,509
		49,125,345
NETHERLANDS — 1.4%
QIAGEN NV (a)	172,765	4,840,875
Yandex NV, Class A (a)	345,081	6,946,481
		11,787,356
NORWAY — 0.9%
Schibsted ASA, Class A	179,127	4,099,721
Schibsted ASA, Class B	135,419	2,866,027
		6,965,748
RUSSIA — 0.7%
Sberbank of Russia PJSC ADR	514,662	5,925,828

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
SOUTH AFRICA — 3.1%
MTN Group Ltd.	239,486	$2,193,381
Naspers Ltd., N Shares	158,495	23,138,950
		25,332,331
SOUTH KOREA — 1.7%
Samsung Electronics Co., Ltd. GDR 144A (b)	18,309	13,612,902
SPAIN — 0.5%
Distribuidora Internacional de Alimentacion SA	808,113	3,963,469
SWEDEN — 2.2%
Atlas Copco AB, A Shares	9,975	302,607
Atlas Copco AB, B Shares	332,123	9,029,580
Svenska Handelsbanken AB, A Shares	633,686	8,776,841
		18,109,028
SWITZERLAND — 2.7%
Compagnie Financiere Richemont SA	126,126	8,335,737
OC Oerlikon Corp. AG (a)	331,417	3,251,378
Schindler Holding AG, Participating Certificates	59,665	10,507,799
		22,094,914
TAIWAN — 3.1%
HTC Corp. (a)	1,336,000	3,255,974
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	767,363	22,061,686
		25,317,660
UNITED KINGDOM — 5.6%
Hays Plc.	2,103,562	3,859,887
Prudential Plc.	1,430,021	28,539,784
Rolls-Royce Holdings Plc. (a)	596,559	4,899,867
Rolls-Royce Holdings Plc. Preference Shares (a)	23,042,320	28,397
Wolseley Plc.	139,156	8,494,994
		45,822,929
UNITED STATES — 48.5%
Alnylam Pharmaceuticals, Inc. (a)	48,102	1,800,939
Alphabet, Inc., Class C (a)	25,008	19,301,674

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
Amazon.com, Inc. (a)	44,953	$33,708,906
Anthem, Inc.	116,091	16,690,403
Apache Corp.	182,893	11,608,219
Autohome, Inc. ADR (a)	77,871	1,968,579
C.H. Robinson Worldwide, Inc.	109,864	8,048,637
CarMax, Inc. (a)	189,953	12,231,074
Colgate-Palmolive Co.	115,440	7,554,393
EOG Resources, Inc.	114,862	11,612,548
Facebook, Inc., Class A (a)	88,493	10,181,120
Financial Engines, Inc.	121,846	4,477,840
First Republic Bank	220,280	20,296,599
GrubHub, Inc. (a)	124,840	4,696,481
Howard Hughes Corp. (The) (a)	39,818	4,543,234
Interactive Brokers Group, Inc., Class A	103,181	3,767,138
Intuitive Surgical, Inc. (a)	5,359	3,398,517
Kirby Corp. (a)	78,384	5,212,536
Leucadia National Corp.	153,029	3,557,924
Lincoln Electric Holdings, Inc.	117,354	8,997,531
Markel Corp. (a)	11,014	9,962,163
MarketAxess Holdings, Inc.	27,679	4,066,599
Martin Marietta Materials, Inc.	59,706	13,226,670
Mastercard, Inc., Class A	113,243	11,692,340
Monsanto Co.	64,085	6,742,383
Moody's Corp.	159,221	15,009,764
Myriad Genetics, Inc. (a)	228,866	3,815,196
NOW, Inc. (a)	249,658	5,110,499
NVIDIA Corp.	111,507	11,902,257
ResMed, Inc.	115,870	7,189,733
Royal Caribbean Cruises Ltd.	310,015	25,433,631
Seattle Genetics, Inc. (a)	155,445	8,202,833
Stericycle, Inc. (a)	61,548	4,741,658
TD Ameritrade Holding Corp.	399,222	17,406,079
Teradyne, Inc.	375,304	9,532,722
Tesla Motors, Inc. (a)	29,635	6,332,703
TripAdvisor, Inc. (a)	73,999	3,431,334
Verisk Analytics, Inc. (a)	100,724	8,175,767
Visa, Inc., Class A	148,012	11,547,896
Wabtec Corp.	94,140	7,815,503
Waters Corp. (a)	58,520	7,864,503

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
Zillow Group, Inc., Class A (a)	32,691	$1,191,587
Zillow Group, Inc., Class C (a)	84,818	3,093,312
		397,141,424
TOTAL INVESTMENTS — 99.1%
(cost $670,569,601)		$811,092,509
Other assets less liabilities — 0.9%		7,518,166
NET ASSETS — 100.0%		$818,610,675

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, Fair valuation is typically not required. At December 31, 2016, the net value of these securities was $13,612,902 representing 1.7% of net assets.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford Global Alpha Equity Fund

ASSETS
Investments, at value (cost $670,569,601)	$811,092,509
Cash	8,412,745
Dividends receivable	250,691
Tax reclaims receivable	331,147
Total Assets	820,087,092
LIABILITIES
Management fee payable	758,317
Servicing fee payable	231,408
Payable for deferred Indian capital gains tax	305,631
Trustee fee payable	8,356
Accrued expenses	172,705
Total Liabilities	1,476,417
NET ASSETS	$818,610,675
COMPOSITION OF NET ASSETS
Paid-in capital	$699,015,215
Distributions in excess of net investment income	(967,445)
Accumulated net realized loss on investments and foreign currency transactions	(19,630,665)
Net unrealized appreciation in value of investments and foreign currencies (net of deferred Indian capital gains tax)	140,193,570
$818,610,675
NET ASSET VALUE, PER SHARE
Class 1 ($3,091 / 218 shares outstanding), unlimited authorized, no par value	$14.21 *
Maximum Purchase Price Per Share (Note D)	$14.23
Minimum Redemption Price Per Share (Note D)	$14.20
Class 2 ($225,094,486 / 15,504,286 shares outstanding), unlimited authorized, no par value	$14.52
Maximum Purchase Price Per Share (Note D)	$14.54
Minimum Redemption Price Per Share (Note D)	$14.51
Class 3 ($593,513,098 / 40,119,091 shares outstanding), unlimited authorized, no par value	$14.79
Maximum Purchase Price Per Share (Note D)	$14.81
Minimum Redemption Price Per Share (Note D)	$14.78

*  Net assets divided by shares does not recalculate using values rounded to the dollar.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2016

For the Year Ended December 31, 2016
Baillie Gifford Global Alpha Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $634,860)	$9,554,544
EXPENSES
Management fee (Note B)	2,826,167
Shareholder Servicing fees — Class 1 Shares (Note B)	2
Shareholder Servicing fees — Class 2 Shares (Note B)	448,023
Shareholder Servicing fees — Class 3 Shares (Note B)	442,998
Fund accounting	376,137
Legal	113,924
Custody	88,510
Transfer agency	37,310
Trustees' fees	31,116
Professional fees	24,255
Insurance	6,286
Miscellaneous	19,583
Total Expenses	4,414,311
Net Investment Income	5,140,233
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments (net of Indian capital gains tax $9,443)	(19,413,170)
Foreign currency transactions	(91,344)
(19,504,514)
Net change in unrealized appreciation on:
Investments (net of deferred Indian capital gains tax $305,631)	49,197,827
Translation of assets and liabilities denominated in foreign currencies	1,017
49,198,844
Net realized and unrealized gain on investments and foreign currency transactions	29,694,330
NET INCREASE IN NET ASSETS FROM OPERATIONS	$34,834,563

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2016

Baillie Gifford Global Alpha Equity Fund

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,140,233	$6,008,296
Net realized gain (loss) from investments and foreign currency transactions	(19,504,514)	6,519,887
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	49,198,844	(3,299,491)
Net increase in net assets from operations	34,834,563	9,228,692
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(21)	—
Class 2	(1,209,257)	(1,663,175)
Class 3	(3,840,716)	(4,225,198)
Capital gains:
Class 1	(6)	—
Class 2	(1,167,950)	(2,554,643)
Class 3	(1,386,910)	(6,010,186)
Total Dividends and Distributions	(7,604,860)	(14,453,202)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	2,996	—
Class 2	102,389,191	121,571,150
Class 3	206,629,056	109,854,707
Purchase fees:
Class 1	1	—
Class 2	50,495	76,958
Class 3	107,459	151,892
Redemption fees:
Class 2	12,291	16,421
Class 3	21,142	39,023
Dividends reinvested:
Class 1	26	—
Class 2	2,377,207	4,217,818
Class 3	5,227,626	10,235,384
Cost of shares redeemed:
Class 2	(108,680,958)	(129,449,097)
Class 3	(128,628,662)	(24,036,054)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	79,507,870	92,678,202
Total Increase in Net Assets	106,737,573	87,453,692
NET ASSETS
Beginning of year	711,873,102	624,419,410
End of year (including distributions in excess of net investment income of $967,445 and $956,877, respectively)	$818,610,675	$711,873,102

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford Global Alpha Equity Fund
Selected data for a Class 1 Share outstanding throughout each period:

	For the Period July 18, 2016(b) through December 31, 2016	For the Period January 1, 2013 through July 9, 2013		For the Period May 3, 2012(a) through December 31, 2012
Net asset value, beginning of period	$13.75	$11.17		$10.70
From Investment Operations
Net investment income(c)	0.01	0.08		0.07
Net realized and unrealized gain on investments and foreign currency transactions	0.60	1.19		0.51
Net increase in net asset value from investment operations	0.61	1.27		0.58
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.10)	—		(0.11)
Distributions from net realized gain on investments	(0.05)	—		—
Total Dividends and Distributions	(0.15)	—		(0.11)
Proceeds from Purchase Fees and Redemption Fees(c)	0.00 (d)	0.01		0.00 (d)
Net asset value, end of period	$14.21	$12.45		$11.17
Total Return
Total return based on net asset value(e)	4.40%	11.46%		5.45%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$3	$25,780		$22,856
Ratio of net expenses to average net assets	0.75%*	0.86	%*	0.88%
Ratio of net investment income to average net assets	0.08%*	1.22	%*	0.96%
Portfolio turnover rate(f)	20%	20%		15%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Recommencement of investment operations. Class had no shareholders from July 9, 2013 to July 17, 2016. All shares of this class were redeemed on May 25, 2015 at $12.45. New shares were issued at $13.75 on July 18, 2016.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Amount is less than $0.005 per share.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford Global Alpha Equity Fund
Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period January 6, 2013(a) through December 31, 2013
Net asset value, beginning of period	$13.96	$14.00	$14.10	$11.55
From Investment Operations
Net investment income(b)	0.10	0.12	0.11	0.12
Net realized and unrealized gain on investments and foreign currency transactions	0.59	0.11 (f)	0.53	2.94
Net increase in net asset value from investment operations	0.69	0.23	0.64	3.06
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.08)	(0.11)	(0.14)	(0.17)
Distributions from net realized gain on investments	(0.05)	(0.17)	(0.61)	(0.34)
Total Dividends and Distributions	(0.13)	(0.28)	(0.75)	(0.51)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.01	0.01	0.00 (c)
Net asset value, end of period	$14.52	$13.96	$14.00	$14.10
Total Return
Total return based on net asset value(d)	4.95%	1.75%	4.49%	26.48%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$225,095	$210,890	$213,426	$119,535
Ratio of net expenses to average net assets	0.67%	0.66%	0.67%	0.68%*
Ratio of net investment income to average net assets	0.69%	0.83%	0.74%	1.00%*
Portfolio turnover rate(e)	20%	16%	26%	20%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

(f)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford Global Alpha Equity Fund
Selected data for a Class 3 Share outstanding throughout each year:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net asset value, beginning of year	$14.23	$14.26	$14.36	$11.56	$9.86
From Investment Operations
Net investment income(a)	0.10	0.13	0.13	0.14	0.19
Net realized and unrealized gain on investments and foreign currency transactions	0.61	0.12 (b)	0.52	3.17	1.65
Net increase in net asset value from investment operations	0.71	0.25	0.65	3.31	1.84
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.10)	(0.12)	(0.15)	(0.18)	(0.14)
Distributions from net realized gain on investments	(0.05)	(0.17)	(0.61)	(0.34)	—
Total Dividends and Distributions	(0.15)	(0.29)	(0.76)	(0.52)	(0.14)
Proceeds from Purchase Fees and Redemption Fees(a)	0.00 (c)	0.01	0.01	0.01	0.00 (c)
Net asset value, end of year	$14.79	$14.23	$14.26	$14.36	$11.56
Total Return
Total return based on net asset value(d)	5.02%	1.84%	4.48%	28.71%	18.69%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$593,513	$500,983	$410,993	$299,182	$231,157
Ratio of net expenses to average net assets	0.60%	0.59%	0.59%	0.61%	0.63%
Ratio of net investment income to average net assets	0.75%	0.85%	0.91%	1.05%	1.76%
Portfolio turnover rate(e)	20%	16%	26%	20%	15%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2016

December 31, 2016 (unaudited)
Baillie Gifford Long Term Global Growth Equity Fund

	Value	% of Total Net Assets
Apparel Retailers	$3,558,441	5.0%
Automobiles & Parts	4,825,120	6.7
Biotechnology	1,597,684	2.2
Broadline Retailers	2,412,618	3.4
Clothing & Accessories	1,395,566	1.9
Clothing and Accessories	1,415,026	2.0
General Retailers	8,792,390	12.2
Health Care Equipment and Supplies	1,011,139	1.4
Hotels Restaurants and Leisure	1,962,960	2.7
Industrial Machinery	1,493,651	2.1
Internet	9,825,863	13.6
Life Insurance	1,298,507	1.8
Medical Equipment	2,271,597	3.2
Personal Products	1,084,664	1.5
Pharmaceuticals & Biotech	5,942,154	8.2
Pharmaceuticals, Biotechnology & Life Sciences	719,299	1.0
Software	4,742,227	6.6
Software & Computer Services	9,832,671	13.6
Specialized Consumer Services	4,068,413	5.7
Technology Hardware/Equipment	2,734,359	3.8
Total Value of Investments	70,984,349	98.6
Other assets less liabilities	1,031,569	1.4
Net Assets	$72,015,918	100.0%

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford Long Term Global Growth Equity Fund

	Shares	Value
COMMON STOCKS — 98.6%
AUSTRALIA — 0.9%
Atlassian Corp. PLC, Class A (a)	27,200	$654,976
CHINA — 22.0%
Alibaba Group Holding Ltd. ADR (a)	46,332	4,068,413
Baidu, Inc. ADR (a)	24,679	4,057,474
Ctrip.com International Ltd. ADR (a)	49,074	1,962,960
Tencent Holdings Ltd.	237,900	5,768,389
		15,857,236
FRANCE — 6.8%
Hermes International	3,402	1,395,566
Kering	10,756	2,412,618
L'Oreal SA	5,951	1,084,664
		4,892,848
GERMANY — 0.8%
Rocket Internet SE 144A (a)(b)	28,742	576,641
HONG KONG — 1.8%
AIA Group Ltd.	231,800	1,298,507
SPAIN — 5.0%
Inditex SA	104,457	3,558,441
SWEDEN — 2.1%
Atlas Copco AB, A Shares	49,236	1,493,651
UNITED STATES — 59.2%
Alphabet, Inc., Class C (a)	4,236	3,269,430
Amazon.com, Inc. (a)	8,964	6,721,835
Bluebird Bio, Inc. (a)	11,658	719,299
DexCom, Inc. (a)	16,937	1,011,139
Facebook, Inc., Class A (a)	48,321	5,559,331
Illumina, Inc. (a)	35,733	4,575,253
Intuitive Surgical, Inc. (a)	3,582	2,271,597
Ionis Pharmaceuticals, Inc. (a)	22,374	1,070,148
Juno Therapeutics, Inc. (a)	27,986	527,536
The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford Long Term Global Growth Equity Fund

	Shares	Value
Netflix, Inc. (a)	16,725	$2,070,555
NVIDIA Corp.	25,617	2,734,359
salesforce.com, Inc. (a)	18,635	1,275,752
Seattle Genetics, Inc. (a)	25,903	1,366,901
Splunk, Inc. (a)	18,193	930,572
Tesla Motors, Inc. (a)	22,580	4,825,120
TripAdvisor, Inc. (a)	21,650	1,003,910
Under Armour, Inc., Class A (a)	48,710	1,415,026
Workday, Inc., Class A (a)	19,735	1,304,286
		42,652,049
TOTAL INVESTMENTS — 98.6%
(cost $63,666,539)		$70,984,349
Other assets less liabilities — 1.4%		1,031,569
NET ASSETS — 100.0%		$72,015,918

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, Fair valuation is typically not required. At December 31, 2016, the net value of these securities was $576,641 representing 0.8% of net assets.

ADR  —  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford Long Term Global Growth Equity Fund

ASSETS
Investments, at value (cost $63,666,539)	$70,984,349
Cash	1,097,494
Tax reclaims receivable	23,876
Total Assets	72,105,719
LIABILITIES
Servicing fee payable	27,709
Management fee payable	7,956
Trustee fee payable	889
Accrued expenses	53,247
Total Liabilities	89,801
NET ASSETS	$72,015,918
COMPOSITION OF NET ASSETS
Paid-in capital	$65,789,394
Accumulated net investment loss	—
Accumulated net realized loss on investments and foreign currency transactions	(1,089,955)
Net unrealized appreciation in value of investments and foreign currencies	7,316,479
$72,015,918
NET ASSET VALUE, PER SHARE
Class 1 ($10,859,733 / 1,117,074 shares outstanding), unlimited authorized, no par value	$9.72
Maximum Purchase Price Per Share (Note D)	$9.73
Minimum Redemption Price Per Share (Note D)	$9.71
Class 2 ($32,434,034 / 2,882,882 shares outstanding), unlimited authorized, no par value	$11.25
Maximum Purchase Price Per Share (Note D)	$11.26
Minimum Redemption Price Per Share (Note D)	$11.24
Class 4 ($28,722,151 / 2,216,056 shares outstanding), unlimited authorized, no par value	$12.96
Maximum Purchase Price Per Share (Note D)	$12.97
Minimum Redemption Price Per Share (Note D)	$12.95

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2016

For the Year Ended December 31, 2016
Baillie Gifford Long Term Global Growth Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $36,581)	$282,359
EXPENSES
Management fee (Note B)	375,509
Shareholder Servicing fees — Class 1 Shares (Note B)	25,200
Shareholder Servicing fees — Class 2 Shares (Note B)	57,568
Shareholder Servicing fees — Class 4 Shares (Note B)	27,652
Fund accounting	76,617
Transfer agency	42,255
Professional fees	24,200
Legal	39,009
Custody	12,367
Trustees' fees	3,781
Insurance	752
Miscellaneous	9,328
Total Expenses	694,238
Fees waived	(83,140)
Net Expenses	611,098
Net Investment Loss	(328,739)
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(1,089,238)
Foreign currency transactions	(51,879)
(1,141,117)
Net change in unrealized depreciation on:
Investments	(1,320,754)
Translation of assets and liabilities denominated in foreign currencies	(913)
(1,321,667)
Net realized and unrealized loss on investments and foreign currency transactions	(2,462,784)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,791,523)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2016

Baillie Gifford Long Term Global Growth Equity Fund

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(328,739)	$(185,503)
Net realized gain (loss) from investments and foreign currency transactions	(1,141,117)	1,156,922
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(1,321,667)	7,733,168
Net increase (decrease) in net assets from operations	(2,791,523)	8,704,587
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Capital gains:
Class 1	(68,401)	(122,755)
Class 2	(193,711)	(374,196)
Class 4	(216,535)	(259,919)
Total Dividends and Distributions	(478,647)	(756,870)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	1,066,932	9,980,000
Class 2	—	5,988,000
Class 4	—	38,941,500
Purchase fees:
Class 1	141	11,124
Class 2	425	51,144
Class 4	502	28,233
Redemption fees:
Class 1	2,214	—
Class 2	6,897	—
Class 4	6,965	—
Dividends reinvested:
Class 1	68,401	122,755
Class 2	193,711	374,196
Class 4	216,535	259,919
Cost of shares redeemed:
Class 2	(2,502,502)	—
Class 4	(13,573,574)	—
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(14,513,353)	55,756,871
Total Increase (Decrease) in Net Assets	(17,783,523)	63,704,588
NET ASSETS
Beginning of year	89,799,441	26,094,853
End of year (including accumulated net investment loss of $— and $294, respectively)	$72,015,918	$89,799,441

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford Long Term Global Growth Equity Fund
Selected data for a Class 1 Share outstanding throughout each period:

	For the Year Ended December 31, 2016	For the Period July 6, 2015(a) through December 31, 2015
Net asset value, beginning of period	$10.17	$10.00
From Investment Operations
Net investment loss(b)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.33)	0.31
Net increase (decrease) in net asset value from investment operations	(0.38)	0.28
Dividends and Distributions to Shareholders
Distributions from net realized gain on investments	(0.07)	(0.12)
Total Dividends and Distributions	(0.07)	(0.12)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.01
Net asset value, end of period	$9.72	$10.17
Total Return
Total return based on net asset value(d)	(3.81)%	2.98%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$10,860	$10,278
Ratio of expenses to average net assets, before waiver	0.96%	0.96%*
Ratio of net expenses to average net assets, after waiver	0.85%	0.85%*
Ratio of net investment loss to average net assets	(0.52)%	(0.66)%*
Portfolio turnover rate(e)	15%	10%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford Long Term Global Growth Equity Fund
Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period June 10, 2014(a) through December 31, 2014
Net asset value, beginning of period	$11.76	$10.43	$10.00
From Investment Operations
Net investment loss(b)	(0.05)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.39)	1.47	0.47
Net increase (decrease) in net asset value from investment operations	(0.44)	1.43	0.44
Dividends and Distributions to Shareholders
Distributions from net realized gain on investments	(0.07)	(0.12)	(0.01)
Total Dividends and Distributions	(0.07)	(0.12)	(0.01)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.02	—
Net asset value, end of period	$11.25	$11.76	$10.43
Total Return
Total return based on net asset value(d)	(3.80)%	13.99%	4.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$32,434	$36,177	$26,095
Ratio of expenses to average net assets, before waiver	0.87%	0.91%	0.88%*
Ratio of net expenses to average net assets, after waiver	0.77%	0.77%	0.80%*
Ratio of net investment loss to average net assets	(0.43)%	(0.34)%	(0.57)%*
Portfolio turnover rate(e)	15%	10%	8%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford Long Term Global Growth Equity Fund
Selected data for a Class 4 Share outstanding throughout each period:

	For the Year Ended December 31, 2016	For the Period October 7, 2015(a) through December 31, 2015
Net asset value, beginning of period	$13.53	$12.22
From Investment Operations
Net investment loss(b)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.46)	1.39
Net increase (decrease) in net asset value from investment operations	(0.50)	1.38
Dividends and Distributions to Shareholders
Distributions from net realized gain on investments	(0.07)	(0.08)
Total Dividends and Distributions	(0.07)	(0.08)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.01
Net asset value, end of period	$12.96	$13.53
Total Return
Total return based on net asset value(d)	(3.71)%	11.31%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$28,722	$43,344
Ratio of expenses to average net assets, before waiver	0.76%	0.75%*
Ratio of net expenses to average net assets, after waiver	0.67%	0.67%*
Ratio of net investment loss to average net assets	(0.33)%	(0.39)%*
Portfolio turnover rate(e)	15%	10%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2016

December 31, 2016 (unaudited)
Baillie Gifford U.S. Equity Growth Fund

	Value	% of Total Net Assets
Automobiles & Parts	$66,612	6.7%
Banks	65,820	6.6
Beverages	8,849	0.9
Construction & Materials	75,351	7.6
General Financial	123,947	12.4
General Industrials	17,215	1.7
General Retailers	176,588	17.7
Health Care Equipment & Services	45,156	4.5
Household Goods	16,649	1.7
Industrial Engineering	21,419	2.1
Nonlife Insurance	25,326	2.5
Oil Equipment & Services	16,765	1.7
Personal Goods	12,474	1.3
Pharmaceuticals & Biotechnology	102,428	10.3
Software & Computer Services	144,856	14.5
Support Services	28,562	2.8
Technology Hardware/Equipment	20,421	2.1
Travel & Leisure	19,621	2.0
Total Value of Investments	988,059	99.1
Other assets less liabilities	9,316	0.9
Net Assets	$997,375	100.0%

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
COMMON STOCKS — 99.1%
UNITED STATES — 99.1%
ABIOMED, Inc. (a)	229	$25,804
Alnylam Pharmaceuticals, Inc. (a)	144	5,391
Alphabet, Inc., Class C (a)	80	61,746
Amazon.com, Inc. (a)	120	89,984
American Express Co.	266	19,705
Bristol-Myers Squibb Co.	149	8,708
Brown-Forman Corp., Class B	197	8,849
CarMax, Inc. (a)	227	14,616
Celgene Corp. (a)	193	22,340
Chipotle Mexican Grill, Inc. (a)	52	19,621
Colgate-Palmolive Co.	41	2,683
CoStar Group, Inc. (a)	71	13,383
Ellie Mae, Inc. (a)	105	8,786
Facebook, Inc., Class A (a)	390	44,869
First Republic Bank	531	48,926
Fortive Corp.	321	17,215
GrubHub, Inc. (a)	924	34,761
Harley-Davidson, Inc.	303	17,677
Illumina, Inc. (a)	308	39,436
Interactive Brokers Group, Inc., Class A	262	9,566
Juno Therapeutics, Inc. (a)	486	9,161
M&T Bank Corp.	108	16,894
Markel Corp. (a)	28	25,326
MarketAxess Holdings, Inc.	328	48,190
Martin Marietta Materials, Inc.	179	39,654
Mastercard, Inc., Class A	283	29,220
Netflix, Inc. (a)	204	25,255
NOW, Inc. (a)	819	16,765
NVIDIA Corp.	109	11,635
O'Reilly Automotive, Inc. (a)	43	11,972
Seattle Genetics, Inc. (a)	109	5,752
Tableau Software, Inc., Class A (a)	311	13,109
TD Ameritrade Holding Corp.	396	17,266
Tesla Motors, Inc. (a)	229	48,935
TripAdvisor, Inc. (a)	542	25,132
Under Armour, Inc., Class C (a)	389	9,791
Verisk Analytics, Inc. (a)	187	15,179

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
Vertex Pharmaceuticals, Inc. (a)	158	$11,640
Wabtec Corp.	258	21,419
Waters Corp. (a)	144	19,352
Watsco, Inc.	241	35,697
Wayfair, Inc., Class A (a)	475	16,649
		988,059
TOTAL INVESTMENTS — 99.1%
(cost $991,335)		$988,059
Other assets less liabilities — 0.9%		9,316
NET ASSETS — 100.0%		$997,375

(a)  Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford U.S. Equity Growth Fund

ASSETS
Investments, at value (cost $991,335)	$988,059
Cash	12,067
Receivable for investments sold	10,311
Due from Investment Advisor	10,417
Total Assets	1,020,854
LIABILITIES
Payable for investments purchased	12,595
Servicing fee payable	180
Trustee fee payable	1
Accrued expenses	10,703
Total Liabilities	23,479
NET ASSETS	$997,375
COMPOSITION OF NET ASSETS
Paid-in capital	$1,000,000
Accumulated net investment loss	—
Accumulated net realized gain on investments	651
Net unrealized depreciation in value of investments	(3,276)
$997,375
NET ASSET VALUE, PER SHARE
Class 1 ($997,375 / 100,000 shares outstanding), unlimited authorized, no par value	$9.97
Maximum Purchase Price Per Share (Note D)	$9.98
Minimum Redemption Price Per Share (Note D)	$9.96

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2016

For the Period December 6, 2016 through December 31, 2016(a)
Baillie Gifford U.S. Equity Growth Fund

INVESTMENT INCOME
Dividends	$106
EXPENSES
Management fee (Note B)	180
Shareholder Servicing fees — Class 1 Shares (Note B)	180
Professional fees	10,000
Custody	355
Fund accounting	126
Transfer agency	85
Legal	69
Trustees' fees	1
Miscellaneous	67
Total Expenses	11,063
Fees waived	(10,596)
Net Expenses	467
Net Investment Loss	(361)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	1,012
1,012
Net change in unrealized depreciation on:
Investments	(3,276)
(3,276)
Net realized and unrealized loss on investments	(2,264)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,625)

(a)  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Annual Report December 31, 2016

Baillie Gifford U.S. Equity Growth Fund

For the Period December 6, 2016(a) through December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(361)
Net realized gain from investments	1,012
Net change in unrealized depreciation on investments	(3,276)
Net decrease in net assets from operations	(2,625)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	1,000,000
Increase in Net Assets from Transactions in Shares of Beneficial Interest	1,000,000
Total Increase in Net Assets	997,375
NET ASSETS
Beginning of period	—
End of period (including accumulated net investment loss of $—)	$997,375

(a)  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford U.S. Equity Growth Fund
Selected data for a Class 1 Share outstanding throughout the period:

	For the Period December 6, 2016(a) through December 31, 2016
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment loss(b)	(0.00	)(c)
Net realized and unrealized loss on investments	(0.03)
Net decrease in net asset value from investment operations	(0.03)
Net asset value, end of period	$9.97
Total Return
Total return based on net asset value(d)	(0.26)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$997
Ratio of expenses to average net assets, before waiver	15.41	%*
Ratio of net expenses to average net assets, after waiver	0.65	%*
Ratio of net investment loss to average net assets	(0.50	)%*
Portfolio turnover rate(e)	3%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculate at the fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2016

December 31, 2016 (unaudited)
Baillie Gifford International Choice Fund

	Value	% of Total Net Assets
Apparel Retailers	$18,210,426	5.4%
Asset Managers	10,406,642	3.1
Auto Manufacturers	4,680,493	1.4
Auto Parts	3,218,283	0.9
Banks	19,611,036	5.6
Beverages, Food & Tobacco	4,610,805	1.3
Biotechnology	4,411,590	1.2
Brewers	12,049,863	3.5
Broadline Retailers	4,815,084	1.4
Business Support Services	3,800,460	1.1
Chemicals	4,264,035	1.2
Clothing & Accessories	9,660,616	2.8
Commercial Services	3,789,770	1.1
Commercial Services & Supplies	3,648,313	1.1
Computer Hardware	1,412,395	0.4
Containers & Packaging	5,542,108	1.6
Distillers & Vintners	3,221,079	0.9
Diversified Industrials	3,547,931	1.0
Drug Retailers	2,134,893	0.6
Electrical Equipment	3,269,775	1.0
Electronic & Electrical Equipment	7,467,663	2.1
Electronic Equipment	6,791,555	2.0
Food Products	11,177,872	3.3
Food Retailers & Wholesalers	6,774,587	1.9
Footwear	5,656,107	1.6
Holding Companies — Diversified	2,415,404	0.7
Hotels Restaurants and Leisure	4,698,400	1.4
Industrial Machinery	23,518,946	6.8
Internet	5,780,327	1.7
Investment Services	6,543,539	1.9
Media & Photography	7,858,294	2.3
Media Agencies	6,449,743	1.9
Medical Equipment	14,371,953	4.2
Nondurable Household Products	6,697,887	2.0
Nonlife Insurance	5,300,494	1.5
Oil Equipment & Services	3,089,230	0.9
Personal Products	10,594,753	3.1
Pharmaceuticals	11,062,095	3.2
Property & Casualty Insurance	8,460,337	2.5
Recreational Products	7,017,150	2.0

Industry Diversification Table

Annual Report December 31, 2016

	Value	% of Total Net Assets
Retailers — General	$7,665,747	2.3%
Semiconductors	17,466,456	5.1
Speciality Finance	4,461,939	1.3
Specialized Consumer Services	19,273,063	5.6
Technology Hardware/Equipment	3,531,915	1.0
Total Value of Investments	340,431,053	98.9
Other assets less liabilities	3,707,247	1.1
Net Assets	$344,138,300	100.0%

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford International Choice Fund

	Shares	Value
COMMON STOCKS — 98.9%
AUSTRALIA — 6.5%
Brambles Ltd.	621,027	$5,542,108
Cochlear Ltd.	108,573	9,582,742
Mesoblast Ltd. (a)	388,292	399,780
SEEK Ltd.	340,640	3,648,313
Treasury Wine Estates Ltd.	418,722	3,221,079
		22,394,022
CHINA — 6.5%
Alibaba Group Holding Ltd. ADR (a)	48,300	4,241,223
Baidu, Inc. ADR (a)	35,158	5,780,327
Ctrip.com International Ltd. ADR (a)	117,460	4,698,400
JD.com, Inc. ADR (a)	117,100	2,979,024
Tsingtao Brewery Co., Ltd., Class H	1,224,057	4,610,805
		22,309,779
DENMARK — 4.5%
Carlsberg A/S, B Shares	63,395	5,460,159
Novo Nordisk A/S, B Shares	171,199	6,141,283
Novozymes A/S, B Shares	116,582	4,011,810
		15,613,252
FINLAND — 1.3%
Kone Oyj, B Shares	103,362	4,618,600
FRANCE — 1.0%
Legrand SA	57,632	3,269,775
GERMANY — 4.5%
adidas AG	35,862	5,656,107
Infineon Technologies AG	204,186	3,531,915
Zalando SE 144A (a)(b)	167,320	6,373,950
		15,561,972
HONG KONG — 2.8%
Cafe de Coral Holdings Ltd.	680,298	2,201,817
Jardine Matheson Holdings Ltd.	64,300	3,547,931
Jardine Strategic Holdings Ltd.	73,000	2,415,404

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford International Choice Fund

	Shares	Value
PAX Global Technology Ltd.	2,142,000	$1,412,395
		9,577,547
INDIA — 1.4%
Mahindra & Mahindra Ltd. GDR	266,711	4,680,493
JAPAN — 21.0%
Asahi Group Holdings Ltd.	146,700	4,618,865
DENSO Corp.	74,400	3,218,283
Japan Exchange Group, Inc.	458,800	6,543,539
Kakaku.com, Inc.	305,600	5,049,463
Kao Corp.	141,500	6,697,887
MS&AD Insurance Group Holdings, Inc.	273,200	8,460,337
Olympus Corp.	139,000	4,789,211
Pigeon Corp.	191,200	4,875,248
Rakuten, Inc.	448,600	4,395,315
Shimano, Inc.	44,800	7,017,150
Shiseido Co., Ltd.	226,300	5,719,505
SMC Corp.	19,000	4,520,566
Sugi Holdings Co., Ltd.	45,000	2,134,893
Suruga Bank Ltd.	185,100	4,132,820
		72,173,082
MALAYSIA — 0.7%
Public Bank Bhd	552,900	2,430,492
MEXICO — 0.5%
Wal-Mart de Mexico SAB de CV	1,025,900	1,836,060
PHILIPPINES — 0.5%
Puregold Price Club, Inc.	1,995,000	1,565,099
PORTUGAL — 1.1%
Jeronimo Martins SGPS SA	252,574	3,917,345
SINGAPORE — 1.7%
United Overseas Bank Ltd.	427,350	6,003,797

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford International Choice Fund

	Shares	Value
SOUTH AFRICA — 3.4%
Clicks Group Ltd.	463,598	$3,898,831
Naspers Ltd., N Shares	53,827	7,858,294
		11,757,125
SOUTH KOREA — 3.4%
Samsung Electronics Co., Ltd. GDR 144A (b)	8,789	6,534,698
Samsung Fire & Marine Insurance Co., Ltd. (a)	23,855	5,300,494
		11,835,192
SPAIN — 2.5%
Distribuidora Internacional de Alimentacion SA	582,564	2,857,242
Inditex SA	165,758	5,646,726
		8,503,968
SWEDEN — 5.4%
Atlas Copco AB, B Shares	261,210	7,101,636
Investor AB, B Shares	119,751	4,461,939
Svenska Handelsbanken AB, A Shares	508,570	7,043,927
		18,607,502
SWITZERLAND — 8.6%
Compagnie Financiere Richemont SA	61,732	4,079,902
Mettler-Toledo International, Inc. (a)	16,226	6,791,555
Nestle SA	75,626	5,417,664
Roche Holding AG — Genusschein	21,587	4,920,812
Schindler Holding AG, Participating Certificates	30,790	5,422,528
Swatch Group AG (The)	9,464	2,937,271
		29,569,732
TAIWAN — 4.7%
Delta Electronics, Inc.	797,000	3,918,155
Hon Hai Precision Industry Co., Ltd. GDR Reg S	698,722	3,549,508
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	304,741	8,761,304
		16,228,967
THAILAND — 0.6%
Thai Beverage PCL	3,363,800	1,970,839

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford International Choice Fund

	Shares	Value
UNITED KINGDOM — 16.3%
ASOS Plc. (a)	101,308	$6,189,750
Auto Trader Group Plc. 144A (b)	1,111,288	5,587,062
Burberry Group Plc.	143,439	2,643,443
Capita Plc.	579,597	3,789,770
Hargreaves Lansdown Plc.	471,684	7,018,878
Imagination Technologies Group Plc. (a)	698,869	2,170,454
Intertek Group Plc.	88,675	3,800,460
John Wood Group Plc.	286,079	3,089,230
Johnson Matthey Plc.	108,978	4,264,035
Jupiter Fund Management Plc.	622,084	3,387,764
Rightmove Plc.	134,267	6,449,743
Unilever Plc.	142,438	5,760,208
Weir Group Plc. (The)	79,848	1,855,616
		56,006,413
TOTAL INVESTMENTS — 98.9%
(cost $320,696,852)		$340,431,053
Other assets less liabilities — 1.1%		3,707,247
NET ASSETS — 100.0%		$344,138,300

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A of the securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, Fair valuation is typically not required. At December 31, 2016, the net value of these securities was $18,495,710 representing 5.4% of net assets.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") of the securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2016

December 31, 2016
Baillie Gifford International Choice Fund

ASSETS
Investments, at value (cost $320,696,852)	$340,431,053
Cash	3,457,887
Dividends receivable	263,071
Tax reclaims receivable	530,193
Total Assets	344,682,204
LIABILITIES
Management fee payable	310,872
Servicing fee payable	134,731
Trustee fee payable	4,128
Accrued expenses	94,173
Total Liabilities	543,904
NET ASSETS	$344,138,300
COMPOSITION OF NET ASSETS
Paid-in capital	$341,761,324
Distributions in excess of net investment income	(820,062)
Accumulated net realized loss on investments and foreign currency transactions	(16,508,211)
Net unrealized appreciation in value of investments and foreign currencies	19,705,249
$344,138,300
NET ASSET VALUE, PER SHARE
Class 1 ($16,244,055 / 1,434,418 shares outstanding), unlimited authorized, no par value	$11.32
Maximum Purchase Price Per Share (Note D)	$11.34
Minimum Redemption Price Per Share (Note D)	$11.31
Class 2 ($219,300,008 / 19,166,279 shares outstanding), unlimited authorized, no par value	$11.44
Maximum Purchase Price Per Share (Note D)	$11.46
Minimum Redemption Price Per Share (Note D)	$11.43
Class 3 ($108,594,237 / 9,391,868 shares outstanding), unlimited authorized, no par value	$11.56
Maximum Purchase Price Per Share (Note D)	$11.58
Minimum Redemption Price Per Share (Note D)	$11.55

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2016

For the Year Ended December 31, 2016
Baillie Gifford International Choice Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $714,736)	$7,376,556
EXPENSES
Management fee (Note B)	1,212,217
Shareholder Servicing fees — Class 1 Shares (Note B)	40,914
Shareholder Servicing fees — Class 2 Shares (Note B)	375,114
Shareholder Servicing fees — Class 3 Shares (Note B)	109,326
Fund accounting	218,261
Custody	65,610
Legal	57,937
Transfer agency	44,260
Professional fees	28,380
Trustees' fees	15,551
Insurance	3,122
Miscellaneous	6,352
Total Expenses	2,177,044
Net Investment Income	5,199,512
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(4,411,587)
Foreign currency transactions	(717,818)
(5,129,405)
Net change in unrealized appreciation on:
Investments	1,841,861
Translation of assets and liabilities denominated in foreign currencies	860
1,842,721
Net realized and unrealized loss on investments and foreign currency transactions	(3,286,684)
NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,912,828

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2016

Baillie Gifford International Choice Fund

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$5,199,512	$5,002,895
Net realized loss from investments and foreign currency transactions	(5,129,405)	(11,814,108)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	1,842,721	13,293,991
Net increase in net assets from operations	1,912,828	6,482,778
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(194,799)	(223,516)
Class 2	(2,772,340)	(3,152,571)
Class 3	(1,432,137)	(1,621,215)
Total Dividends and Distributions	(4,399,276)	(4,997,302)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	399,160	—
Purchase fees:
Class 1	40	—
Class 2	535	—
Class 3	265	—
Redemption fees:
Class 1	—	2,806
Class 2	—	41,610
Class 3	—	18,709
Dividends reinvested:
Class 1	194,799	223,516
Class 2	2,772,340	3,152,571
Class 3	1,432,137	1,621,215
Cost of shares redeemed:
Class 2	—	(32,063,125)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	4,799,276	(27,002,698)
Total Increase (Decrease) in Net Assets	2,312,828	(25,517,222)
NET ASSETS
Beginning of year	341,825,472	367,342,694
End of year (including distributions in excess of net investment income of $820,062 and $920,335, respectively)	$344,138,300	$341,825,472

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford International Choice Fund
Selected data for a Class 1 Share outstanding throughout each period:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period April 9, 2014(b) through December 31, 2014	For the Period January 1, 2013 through April 9, 2013		For the Period September 24, 2012(a) through December 31, 2012
Net asset value, beginning of period	$11.41	$11.40	$12.41	$10.32		$10.00
From Investment Operations
Net investment income(c)	0.16	0.16	0.08	0.05		0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.11)	0.01	(0.82)	0.60		0.30
Net increase (decrease) in net asset value from investment operations	0.05	0.17	(0.74)	0.65		0.31
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.14)	(0.16)	(0.15)	—		(0.01)
Distributions from net realized gain on investments	—	—	(0.12)	—		—
Total Dividends and Distributions	(0.14)	(0.16)	(0.27)	—		(0.01)
Proceeds from Purchase Fees and Redemption Fees(c)	0.00 (d)	0.00 (d)	—	—		0.02
Net asset value, end of period	$11.32	$11.41	$11.40	$10.97		$10.32
Total Return
Total return based on net asset value(e)	0.46%	1.48%	(5.98)%	6.27%		3.33%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$16,244	$16,170	$15,934	$26,364		$24,811
Ratio of expenses to average net assets, before waiver	0.73%	0.71%	0.83%*	0.86	%*	1.43	%(f)*
Ratio of net expenses to average net assets, after waiver	0.73%	0.71%	0.83%*	0.85	%*	0.85	%(f)*
Ratio of net investment income to average net assets	1.40%	1.30%	0.91%*	1.55	%*	0.23	%*
Portfolio turnover rate(g)	14%	15%	9%	11%		2%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Recommencement of investment operations. Class had no shareholders from April 9, 2013 to April 8, 2014. All shares of this class were redeemed on April 9, 2013 at $10.97. New shares were issued at $12.41 on April 9, 2014.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Amount is less than $0.005 per share.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Baillie Gifford Overseas Limited had contractually agreed to waive its fees and/or bear other expenses through April 30, 2013 to the extent that such Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.85% for Class 1 shares.

(g)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford International Choice Fund
Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period April 9, 2013(a) through December 31, 2013
Net asset value, beginning of period	$11.53	$11.51	$12.20	$11.00
From Investment Operations
Net investment income(b)	0.17	0.16	0.17	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.11)	0.03	(0.58)	1.19
Net increase (decrease) in net asset value from investment operations	0.06	0.19	(0.41)	1.27
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.15)	(0.17)	(0.17)	(0.09)
Distributions from net realized gain on investments	—	—	(0.12)	—
Total Dividends and Distributions	(0.15)	(0.17)	(0.29)	(0.09)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.00 (c)	0.01	0.02
Net asset value, end of period	$11.44	$11.53	$11.51	$12.20
Total Return
Total return based on net asset value(d)	0.54%	1.56%	(3.29)%	11.76%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$219,300	$217,720	$245,206	$169,778
Ratio of expenses to average net assets, before waiver	0.65%	0.63%	0.63%	0.67%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.63%	0.63%	0.66%*
Ratio of net investment income to average net assets	1.48%	1.38%	1.35%	0.98%*
Portfolio turnover rate(e)	14%	15%	9%	11%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2016

Baillie Gifford International Choice Fund
Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period April 30, 2013(a) through December 31, 2013
Net asset value, beginning of period	$11.65	$11.63	$12.33	$11.50
From Investment Operations
Net investment income(b)	0.18	0.18	0.17	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.12)	0.02	(0.58)	0.82
Net increase (decrease) in net asset value from investment operations	0.06	0.20	(0.41)	0.91
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.15)	(0.18)	(0.18)	(0.10)
Distributions from net realized gain on investments	—	—	(0.12)	—
Total Dividends and Distributions	(0.15)	(0.18)	(0.30)	(0.10)
Proceeds from Purchase Fees and Redemption Fees(b)	0.00 (c)	0.00 (c)	0.01	0.02
Net asset value, end of period	$11.56	$11.65	$11.63	$12.33
Total Return
Total return based on net asset value(d)	0.61%	1.63%	(3.26)%	8.11%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$108,594	$107,936	$106,203	$109,740
Ratio of net expenses to average net assets	0.58%	0.56%	0.56%	0.58%*
Ratio of net investment income to average net assets	1.55%	1.45%	1.38%	1.10%*
Portfolio turnover rate(e)	14%	15%	9%	11%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Annual Report December 31, 2016

Note A — Organization and Accounting Policies

Each of Baillie Gifford International Equity Fund ("International Equity Fund"), Baillie Gifford EAFE Fund ("EAFE Fund"), Baillie Gifford EAFE Choice Fund ("EAFE Choice Fund"), Baillie Gifford EAFE Pure Fund ("EAFE Pure Fund"), Baillie Gifford Emerging Markets Fund ("Emerging Markets Fund"), Baillie Gifford Global Alpha Equity Fund ("Global Alpha Equity Fund"), Baillie Gifford Long Term Global Growth

Equity Fund ("Long Term Global Growth Equity Fund"), Baillie Gifford U.S. Equity Growth Fund ("U.S. Equity Growth Fund") and Baillie Gifford International Choice Fund ("International Choice Fund"), (each, a "Fund", and collectively, the "Funds") is a series of Baillie Gifford Funds (the "Trust"). The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to the Second Amended and Restated Agreement and Declaration of Trust dated February 27, 2017.

The following table is a summary of classes issued and offered as of December 31, 2016:

	International Equity	EAFE	EAFE Choice	EAFE Pure	Emerging Markets	Global Alpha Equity	Long Term Global Growth Equity	U.S. Equity Growth	International Choice
Class 1	X	X	X	X	X	X	X	X	X
Class 2	X	X	X	X	X	X	X	N/A	X
Class 3	X	X	X	N/A	X	X	N/A	N/A	X
Class 4	N/A	X	N/A	N/A	N/A	N/A	X	N/A	N/A
Class 5	X	X	N/A	N/A	X	N/A	N/A	N/A	N/A

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The financial statements of the Funds have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities for the Funds and disclosure of contingent assets and liabilities for the Funds at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the Funds during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments

Equity securities listed on an established securities exchange are normally valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day, and in the case of over-the-counter securities not so listed, are valued at the mean between the last available bid and asked prices. Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained or any other reason), and all other assets, are taken at fair value as determined in good faith by Baillie Gifford Overseas Limited (the "Manager"), pursuant to procedures approved by the trustees of the Trust (the "Trustees"). The actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events may not be reflected in the computation of a Funds' net asset values. If events materially affecting the value of

Notes to Financial Statements

Annual Report December 31, 2016

the Funds' portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Board. The Funds utilize a third party pricing service which for all equity securities, except those traded on a Canadian, Latin American, certain South American or U.S. exchange, subject to certain minimum confidence levels applies a fair value adjustment that seeks to reflect changes in such securities' market prices since the close of the market on which they are traded. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below.

The Funds invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices, and generally less government supervision of foreign securities markets and issuers.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds' investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 —  unadjusted quoted prices in active markets for identical investments

Level 2 —  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —  significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Funds' use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Funds' Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Funds use unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

It is the Fund's policy to recognize transfers in and transfers out at the fair values as of the beginning of the period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of December 31, 2016 in valuing the Funds' investments carried at fair value:

International Equity Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$32,317,545	$—	$—	$32,317,545
Australia	—	42,885,225	—	42,885,225
Canada	81,409,935	—	—	81,409,935

Notes to Financial Statements

Annual Report December 31, 2016

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
China	$54,219,779	$—	$—	$54,219,779
Denmark	—	61,443,211	—	61,443,211
Finland	—	35,147,112	—	35,147,112
France	—	51,721,798	—	51,721,798
Germany	—	96,668,553	—	96,668,553
Hong Kong	—	58,140,101	—	58,140,101
Ireland	39,431,187	51,106,051	—	90,537,238
Japan	—	231,292,494	—	231,292,494
Netherlands	14,724,773	45,642,791	—	60,367,564
Peru	14,210,715	—	—	14,210,715
Russia	—	20,835,863	—	20,835,863
Singapore	—	24,689,747	—	24,689,747
South Africa	—	49,454,970	—	49,454,970
South Korea	—	81,116,548	—	81,116,548
Spain	—	48,710,991	—	48,710,991
Sweden	—	83,437,033	—	83,437,033
Switzerland	—	86,343,931	—	86,343,931
Taiwan	14,399,961	71,337,595	—	85,737,556
United Kingdom	—	226,715,296	52,739	226,768,035
United States	30,540,689	—	—	30,540,689
Total Common Stocks	281,254,584	1,366,689,310	52,739	1,647,996,633
Preferred Stocks
Brazil	14,171,689	—	—	14,171,689
Total	$295,426,273	$1,366,689,310	$52,739	$1,662,168,322

For the International Equity Fund fair value of Level 3, Level 2 and Level 1 investments at December 31, 2015 was $157,140, $1,365,267,932, and $277,864,289, respectively. $13,664,313 was transferred out of Level 2 into Level 1 and $25,591,285 was transferred out of Level 1 to Level 2 during the year ended December 31, 2016.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Balance at December 31, 2015	$157,140
Purchases	52,420
Sales	(155,940)
Realized gain (loss)	(8,145)
Change in unrealized gain (loss)	7,264
Transfers into Level 3	—
Transfers out of Level 3	—
Balance at December 31, 2016	$52,739 *
Change in unrealized gain (loss) related to Investments still held at December 31,2016	$7,264

*  Value of the security based on the amount it was known that it would be redeemed at, due to halt in active market.

Notes to Financial Statements

Annual Report December 31, 2016

EAFE Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$24,013,707	$—	$—	$24,013,707
Austria	—	15,344,005	—	15,344,005
China	225,908,866	95,795,499	—	321,704,365
Denmark	—	123,025,962	—	123,025,962
France	—	131,457,516	—	131,457,516
Germany	—	164,431,936	—	164,431,936
Hong Kong	—	123,487,696	—	123,487,696
India	—	10,467,684	—	10,467,684
Israel	17,893,604	—	—	17,893,604
Italy	—	172,506,886	—	172,506,886
Japan	—	331,914,985	—	331,914,985
Netherlands	—	111,242,922	—	111,242,922
Norway	—	15,519,668	—	15,519,668
Portugal	—	14,331,530	—	14,331,530
South Korea	—	29,958,639	—	29,958,639
Spain	—	158,199,183	—	158,199,183
Sweden	—	230,200,831	—	230,200,831
Switzerland	—	39,137,240	—	39,137,240
United Kingdom	10,322,368	88,961,216	390,165	99,673,749
United States	14,299,306	—	—	14,299,306
Total	$292,437,851	$1,855,983,398	$390,165	$2,148,811,414

For the EAFE Fund fair value of Level 3, Level 2 and Level 1 investments at December 31, 2015 was $845,364, $1,852,395,310, and $320,212,650, respectively. $11,692,435 was transferred out of Level 2 into Level 1 and $ 66,528,650 was transferred out of Level 1 into Level 2 during the year ended December 31, 2016.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Balance at December 31, 2015	$845,364
Purchases	387,804
Sales	(838,908)
Realized gain (loss)	(43,817)
Change in unrealized gain (loss)	39,722
Transfers into Level 3	—
Transfers out of Level 3	—
Balance at December 31, 2016	$390,165 *
Change in unrealized gain (loss) related to Investments still held at December 31, 2016 .	$39,722

*  Value of the security based on the amount it was known that it would be redeemed at, due to halt in active market.

Notes to Financial Statements

Annual Report December 31, 2016

EAFE Choice Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$20,443,107	$—	$20,443,107
China	12,296,034	2,410,551	—	14,706,585
Denmark	—	13,954,789	—	13,954,789
Finland	—	4,360,864	—	4,360,864
France	—	4,054,028	—	4,054,028
Germany	—	14,916,179	—	14,916,179
Hong Kong	—	8,217,163	—	8,217,163
India	—	3,878,787	—	3,878,787
Japan	—	66,008,440	—	66,008,440
Portugal	—	3,923,270	—	3,923,270
Singapore	—	5,423,451	—	5,423,451
South Africa	3,161,145	4,608,665	—	7,769,810
South Korea	—	6,911,467	—	6,911,467
Spain	—	8,368,198	—	8,368,198
Sweden	—	16,664,224	—	16,664,224
Switzerland	6,986,604	22,390,387	—	29,376,991
Taiwan	6,520,069	—	—	6,520,069
United Kingdom	1,795,507	51,916,674	—	53,712,181
Total	$30,759,359	$258,450,244	$—	$289,209,603

For the EAFE Choice Fund fair value of Level 2 and Level 1 investments at December 31, 2015 was $239,830,972 and $22,826,701, respectively. $3,116,276 was transferred out of Level 2 into Level 1 and $3,320,451 was transferred out of Level 1 to Level 2 during the year ended December 31, 2016.

EAFE Pure Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$13,574,618	$—	$13,574,618
Denmark	—	8,835,565	—	8,835,565
Finland	—	2,875,532	—	2,875,532
France	—	2,552,129	—	2,552,129
Germany	—	10,027,897	—	10,027,897
Hong Kong	—	3,487,235	—	3,487,235
Japan	—	44,999,691	—	44,999,691
Portugal	—	2,890,572	—	2,890,572
Singapore	—	3,838,764	—	3,838,764
Spain	—	6,361,590	—	6,361,590
Sweden	—	14,289,382	—	14,289,382

Notes to Financial Statements

Annual Report December 31, 2016

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Switzerland	$4,181,414	$15,363,100	$—	$19,544,514
United Kingdom	943,452	35,905,426	—	36,848,878
Total	$5,124,866	$165,001,501	$—	$170,126,367

For the EAFE Pure Fund fair value of Level 2 and Level 1 investments at December 31, 2015 was $164,563,040 and $6,187,549, respectively. $597,567 was transferred out of Level 2 into Level 1 and $2,740,612 was transferred out of Level 1 to Level 2 during the year ended December 31, 2016.

Emerging Markets Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$19,180,862	$—	$—	$19,180,862
Brazil	59,988,982	—	—	59,988,982
China	123,161,175	174,327,195	—	297,488,370
Hong Kong	—	87,439,059	—	87,439,059
India	—	225,924,347	—	225,924,347
Mexico	50,298,185	—	—	50,298,185
Philippines	—	12,530,924	—	12,530,924
Poland	—	9,537,393	—	9,537,393
Russia	10,796,115	39,810,014	—	50,606,129
South Africa	—	44,190,365	—	44,190,365
South Korea	11,162,030	151,784,303	—	162,946,333
Taiwan	—	243,054,628	—	243,054,628
Thailand	—	9,345,725	—	9,345,725
United States	479,486	—	—	479,486
Total Common Stocks	275,066,835	997,943,953	—	1,273,010,788
Preferred Stocks
Brazil	—	20,120,204	—	20,120,204
South Korea	—	34,785,696	—	34,785,696
Total Preferred Stocks	—	54,905,900	—	54,905,900
Total	$275,066,835	$1,052,849,853	$—	$1,327,916,688

For the Emerging Markets Fund fair value of Level 3, Level 2 and Level 1 investments at December 31, 2015 was $22,262,498, $856,044,660, and $206,679,916, respectively. $4,872,910 was transferred out of Level 1 into Level 2 and $22,262,498 was transferred out of Level 3 to Level 2 as a result of available market quotations in the active markets during the year ended December 31, 2016.

Notes to Financial Statements

Annual Report December 31, 2016

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Balance at December 31, 2015	$22,262,498
Purchases	—
Sales	—
Realized gain (loss)	—
Change in unrealized gain (loss)	—
Transfers into Level 3	—
Transfers out of Level 3	$(22,262,498)
Balance at December 31, 2016	$—	*
Change in unrealized gain (loss) related to Investments still held at December 31, 2016.

*  Value of the security based on the amount it was known that it would be redeemed at, due to halt in active market.

Global Alpha Equity Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$7,376,591	$—	$7,376,591
Brazil	—	4,919,299	—	4,919,299
Canada	13,529,179	—	—	13,529,179
China	33,507,088	1,808,075	—	35,315,163
Denmark	—	14,066,912	—	14,066,912
France	—	4,882,838	—	4,882,838
Germany	—	26,492,906	—	26,492,906
Hong Kong	—	21,102,672	—	21,102,672
India	—	16,711,686	—	16,711,686
Ireland	12,004,677	23,228,499	—	35,233,176
Italy	—	6,263,153	—	6,263,153
Japan	—	49,125,345	—	49,125,345
Netherlands	11,787,356	—	—	11,787,356
Norway	—	6,965,748	—	6,965,748
Russia	—	5,925,828	—	5,925,828
South Africa	—	25,332,331	—	25,332,331
South Korea	—	13,612,902	—	13,612,902
Spain	—	3,963,469	—	3,963,469
Sweden	—	18,109,028	—	18,109,028
Switzerland	—	22,094,914	—	22,094,914
Taiwan	22,061,686	3,255,974	—	25,317,660
United Kingdom	—	45,794,532	28,397	45,822,929
United States	397,141,424	—	—	397,141,424
Total	$490,031,410	$321,032,702	$28,397	$811,092,509

Notes to Financial Statements

Annual Report December 31, 2016

For the Global Alpha Equity Fund fair value of Level 3, Level 2 and Level 1 investments at December 31, 2015 was $68,455, $274,001,470 and $435,327,687, respectively. $4,315,771 was transferred out of Level 1 into Level 2 during the year ended December 31, 2016.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Balance at December 31, 2015	$68,455
Purchases	28,225
Sales	(67,933)
Realized gain (loss)	(3,548)
Change in unrealized gain (loss)	3,198
Transfers into Level 3	—
Transfers out of Level 3	—
Balance at December 31, 2016	$28,397 *
Change in unrealized gain (loss) related to Investments still held at December 31, 2016.	$3,198

*  Value of the security based on the amount it was known that it would be redeemed at, due to halt in active market.

Long Term Global Growth Equity Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$654,976	$—	$—	$654,976
China	10,088,847	5,768,389	—	15,857,236
France	—	4,892,848	—	4,892,848
Germany	—	576,641	—	576,641
Hong Kong	—	1,298,507	—	1,298,507
Spain	—	3,558,441	—	3,558,441
Sweden	—	1,493,651	—	1,493,651
United States	42,652,049	—	—	42,652,049
Total	$53,395,872	$17,588,477	$—	$70,984,349

For the Long Term Global Growth Equity Fund fair value of Level 2 and Level 1 investments at December 31, 2015 was $23,565,849 and $64,494,133, respectively. There were no transfers between levels for the year ending December 31, 2016.

U.S. Equity Growth Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$988,059	$—	$—	$988,059
Total	$988,059	$—	$—	$988,059

Notes to Financial Statements

Annual Report December 31, 2016

International Choice Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$22,394,022	$—	$22,394,022
China	17,698,974	4,610,805	—	22,309,779
Denmark	—	15,613,252	—	15,613,252
Finland	—	4,618,600	—	4,618,600
France	—	3,269,775	—	3,269,775
Germany	—	15,561,972	—	15,561,972
Hong Kong	—	9,577,547	—	9,577,547
India	—	4,680,493	—	4,680,493
Japan	—	72,173,082	—	72,173,082
Malaysia	2,430,492	—	—	2,430,492
Mexico	1,836,060	—	—	1,836,060
Philippines	1,565,099	—	—	1,565,099
Portugal	—	3,917,345	—	3,917,345
Singapore	—	6,003,797	—	6,003,797
South Africa	3,898,831	7,858,294	—	11,757,125
South Korea	—	11,835,192	—	11,835,192
Spain	—	8,503,968	—	8,503,968
Sweden	—	18,607,502	—	18,607,502
Switzerland	6,791,555	22,778,177	—	29,569,732
Taiwan	12,310,812	3,918,155	—	16,228,967
Thailand	—	1,970,839	—	1,970,839
United Kingdom	2,170,454	53,835,959	—	56,006,413
Total	$48,702,277	$291,728,776	$—	$340,431,053

For the International Choice Fund fair value of Level 2 and Level 1 investments at December 31, 2015 was $296,479,957 and $38,794,790, respectively. $8,419,838 was transferred out of Level 2 into Level 1 and $4,234,200 was transferred out of Level 1 into Level 2 during the year ended December 31, 2016.

It is each Fund's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The portfolio may hold securities which are periodically fair valued in accordance with the Funds' Pricing and Valuation Procedures. This may result in movements between Levels 1, 2, and 3 throughout the period which are given below each Fund's table.

These transfers were all as a result of using third-party vendor modeling tools to reflect any (lack of) significant market movements between the time at which the Funds valued their securities and the earlier closing of foreign markets. With regard to the transfers from Level 1 into Level 2, quotations were still obtained from the Funds' third party pricing vendor. Pursuant to the Funds' fair value procedures noted previously, equity securities (including exchange traded securities and open-end regulated investment companies) and exchange traded derivatives (i.e. futures contracts and options) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the

Notes to Financial Statements

Annual Report December 31, 2016

supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. For the Funds, purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Securities Transactions and Investment Income

The Funds' securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Federal Taxes

Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Funds' shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in Foreign Jurisdiction may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India on gains realized upon sale of Indian securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. Funds with exposure to Indian securities accrue a deferred liability for tax on unrealized gains in excess of available carryforwards on Indian securities based on existing tax rates and holding periods of the securities. As of December 31, 2016, the Emerging Markets Fund recorded a receivable for Indian capital gains tax refund of $296,348. As of December 31, 2016 the Global Alpha Equity Fund recorded a deferred liability for potential future India capital gains taxes of $305,631.

The Funds are subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Funds. For the International Equity Fund, EAFE Fund, EAFE Choice Fund, Emerging Markets Fund, Global Alpha Equity Fund and International Choice Fund the tax periods 2013 through

Notes to Financial Statements

Annual Report December 31, 2016

present remain subject to examination by the Internal Revenue Service. For the EAFE Pure Fund and Long Term Global Growth Equity Fund, the tax periods 2014 through present remain subject to examination. For the U.S. Equity Growth Fund, the tax period ended 2016 is subject to examination.

At December 31, 2016 for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Capital Loss No Expiration	Capital Loss Available Total
International Equity	$—	$—
EAFE	—	—
EAFE Choice	7,507,574	7,507,574
EAFE Pure	3,684,286	3,684,286
Emerging Markets	27,705,851	27,705,851
Global Alpha Equity	18,762,547	18,762,547
Long Term Global Growth Equity	—	—
U.S. Equity Growth	—	—
International Choice	15,226,959	15,226,959

The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The amounts in the table below are characterized as short-term and long-term capital losses and have no expiration.

Fund	Short-Term Capital Losses	Long-Term Capital Losses
International Equity	$—	$—
EAFE	—	—
EAFE Choice	1,822,381	5,685,193
EAFE Pure	1,140,782	2,543,504
Emerging Markets	14,657,636	13,048,215
Global Alpha Equity	1,599,743	17,162,804
Long Term Global Growth Equity	—	—
U.S. Equity Growth	—	—
International Choice	—	15,226,959

Realized capital losses, currency losses and passive foreign investment company ("PFIC") losses incurred after October 31 ("post-October losses/Late-Year Specified") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the year ended December 31, 2016, the Funds shown below incurred and will elect to defer net post-October losses as indicated.

Notes to Financial Statements

Annual Report December 31, 2016

At December 31, 2016, the components of accumulated earnings on tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/Currency Losses	Net Unrealized Appreciation/ Depreciation on Investments and Foreign Currencies	Total Accumulated Earnings/ Deficit
International Equity	$—	$2,440,607	$—	$(132,765)	$395,646,573	$397,954,415
EAFE	244,677	267,510	—	—	390,235,293	390,747,480
EAFE Choice	30,597	—	(7,507,574)	(979,453)	10,292,149	1,835,719
EAFE Pure	75,410	—	(3,684,286)	(176,513)	(6,367,306)	(10,152,695)
Emerging Markets	—	—	(27,705,851)	(21,946,469)	64,688,689	15,036,369
Global Alpha Equity	—	—	(18,762,547)	(12,399)	138,370,406	119,595,460
Long Term Global Growth Equity	—	—	—	(927,121)	7,153,645	6,226,524
U.S. Equity Growth	651	—	—	—	(3,276)	(2,625)
International Choice	88,393	—	(15,226,959)	(1,279,617)	18,795,159	2,376,976

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

For the year ended December 31, 2016, the following reclassifications have been made on the Statements of Assets and Liabilities as a result of certain differences in the computation of net investment income and net realized capital gains under U.S. federal income tax rules and regulations versus GAAP, such as the treatment of foreign currency gains and losses and the redesignation of dividends.

Fund	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses) on Investments and Foreign Currency Transactions	Paid-in Capital
International Equity	$(3,685,275)	$3,685,275	$—
EAFE	(3,679,284)	3,679,284	—
EAFE Choice	(729,050)	729,050	—
EAFE Pure	(489,450)	489,450	—
Emerging Markets	(744,353)	955,532	(211,179)
Global Alpha Equity	(100,807)	100,807	—
Long Term Global Growth Equity	329,033	51,879	(380,912)
U.S. Equity Growth	361	(361)	—
International Choice	(699,963)	699,963	—

Notes to Financial Statements

Annual Report December 31, 2016

Dividends and Distributions to Shareholders

The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Funds' policies are to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years ended December 31, 2016 and December 31, 2015, the tax characters of the dividends paid were:

Fund	Ordinary Income 2016	Long Term Capital Gains 2016	Return of Capital 2016	Ordinary Income 2015	Return of Capital 2015	Long Term Capital Gains 2015
International Equity	$24,716,327	$23,695,901	$—	$36,848,788	$—	$16,110,399
EAFE	15,659,306	101,073,397	—	19,494,536	—	33,582,611
EAFE Choice	3,673,930	—	—	3,136,399	62,705	—
EAFE Pure	2,430,664	—	—	1,657,148	—	—
Emerging Markets	12,494,261	—	207,935	8,839,141	—	288,098
Global Alpha Equity	5,050,014	2,554,846	—	5,735,283	—	8,717,919
Long Term Global Growth Equity	—	478,647	—	165,887	—	590,983
U.S. Equity Growth	—	—	—	—	—	—
International Choice	4,399,276	—	—	4,871,426	125,876	—

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

Note B — Investment Management and Other Services

The Funds are advised and managed by the Manager. The Manager, an investment adviser registered with the Securities and Exchange Commission (the "SEC"), is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Funds, each Fund paid the Manager a quarterly management fee, in arrears, at the following annual rate of the respective Fund's average net assets as of December 31, 2016

Fund	Management Fee
International Equity	0.35%
EAFE	0.35%
EAFE Choice	0.35%
EAFE Pure	0.35%
Emerging Markets	0.55%
Global Alpha Equity	0.40%
Long Term Global Growth Equity	0.45%
U.S Equity Growth	0.25%
International Choice	0.35%

Notes to Financial Statements

Annual Report December 31, 2016

The Manager has contractually agreed to waive its fees and/or bear other expenses of The Long Term Global Growth Equity Fund through April 30, 2017 to the extent that such Fund's Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) exceed 0.85% for Class 1 shares, 0.77% for Class 2 shares, 0.70% for Class 3 shares, 0.67% for Class 4 shares, and 0.62% for Class 5 shares.

The Manager has also contractually agreed to waive its fees and/or bear other expenses of The U.S. Equity Growth Fund through April 30, 2018 to the extent that the Fund's Total Annual Operating Expenses (excluding interest, taxes and extraordinary expenses) exceed 0.65% for Class 1 shares, 0.57% for Class 2 shares, 0.50% for Class 3 shares, 0.47% for Class 4 shares, and 0.42% for Class 5 shares.

Baillie Gifford Funds Services LLC ("BGFS"), a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Funds.

Each Fund has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the Funds pay the Manager a fee at the annualized rate of the Funds' average daily net assets attributed to each class of share as follows:

	International Equity	EAFE	EAFE Choice	EAFE Pure	Emerging Markets	Global Alpha Equity	Long Term Global Growth Equity	U.S. Equity Growth	International Choice
Class 1	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Class 2	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	N/A	0.17%
Class 3	0.10%	0.10%	0.10%	N/A	0.10%	0.10%	N/A	N/A	0.10%
Class 4	N/A	0.07%	N/A	N/A	N/A	N/A	0.07%	N/A	N/A
Class 5	0.02%	0.02%	N/A	N/A	0.02%	N/A	N/A	N/A	N/A

Note C — Investment Transactions

Purchases and proceeds from sales of securities (excluding in-kind purchases and redemptions and short-term securities) for the year ended December 31, 2016 were as follows:

Fund	Purchases	Sales
International Equity	$197,078,425	$244,243,878
EAFE	384,188,449	420,820,225
EAFE Choice	92,964,650	65,493,652
EAFE Pure	25,218,088	22,996,669
Emerging Markets	506,533,500	289,503,870
Global Alpha Equity	215,536,203	143,695,703
Long Term Global Growth Equity	12,315,177	26,980,819
U.S. Equity Growth	1,016,212	25,888
International Choice	56,620,372	48,894,321

Notes to Financial Statements

Annual Report December 31, 2016

The Funds' cost of investments and gross unrealized appreciation (depreciation) at December 31, 2016 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
International Equity	$1,266,336,349	$494,394,191	$(98,562,218)	$395,831,973
EAFE	1,758,404,227	637,279,056	(246,871,869)	390,407,187
EAFE Choice	278,899,494	38,160,204	(27,850,095)	10,310,109
EAFE Pure	176,476,848	12,711,229	(19,061,710)	(6,350,481)
Emerging Markets	1,263,150,647	171,590,313	(106,824,272)	64,766,041
Global Alpha Equity	672,392,765	183,655,188	(44,955,444)	138,699,744
Long Term Global Growth Equity	63,829,373	12,003,665	(4,848,689)	7,154,976
U.S. Equity Growth	991,335	19,729	(23,005)	(3,276)
International Choice	321,606,942	47,773,157	(28,949,046)	18,824,111

Note D — Transactions in Shares of Beneficial Interest

	International Equity Fund
	Class 1 Shares For the Period Ended December 31, 2016		Class 2 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	1,804,363	$18,721,547	18,649,438	$197,471,010
Purchase fees	—	404	—	25,933
Redemption fees	—	986	—	37,355
Shares issued in reinvestment of dividends and distributions	50,629	545,821	1,530,262	16,800,244
Shares redeemed	—	—	(33,640,173)	(363,708,396)
Net increase (decrease)	1,854,992	$19,268,758	(13,460,473)	$(149,373,854)
	International Equity Fund
	Class 3 Shares For the Year Ended December 31, 2016		Class 5 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	28,870,850	$314,718,178	—	$—
Purchase fees	—	31,311	—	6,808
Redemption fees	—	45,973	—	9,709
Shares issued in reinvestment of dividends and distributions	2,343,575	25,982,896	443,774	5,083,267
Shares redeemed	(20,158,056)	(216,391,115)	(1,435,575)	(17,199,199)
Net increase (decrease)	11,056,369	$124,387,243	(991,801)	$(12,099,415)

Notes to Financial Statements

Annual Report December 31, 2016

	International Equity Fund
	Class 1 Shares For the Year Ended December 31, 2015		Class 2 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	—	$—	20,629,795	$247,218,214
Purchase fees	—	641	—	65,938
Redemption fees	—	405	—	296,120
Shares issued in reinvestment of dividends and distributions	—	—	2,061,481	22,278,477
Shares redeemed	(1,609,379)	(19,688,877)	(4,612,722)	(51,362,173)
Net increase (decrease)	(1,609,379)	$(19,687,831)	18,078,554	$218,496,576
	International Equity Fund
	Class 3 Shares For the Year Ended December 31, 2015		Class 4 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	2,231,988	$25,126,900	—	$—
Purchase fees	—	87,703	—	34,324
Redemption fees	—	329,043	—	131,738
Shares issued in reinvestment of dividends and distributions	2,245,617	24,586,754	39,549	439,047
Shares redeemed	(27,632,696)	(335,706,903)	(30,469,775)	(349,226,277)
Net decrease	(23,155,091)	$(285,576,503)	(30,430,226)	$(348,621,168)

	International Equity Fund
	Class 5 Shares For the Year Ended December 31, 2015
	Shares	Amount
Shares sold	—	$—
Purchase premium	—	28,860
Redemption fees	—	87,989
Shares issued in reinvestment of dividends and distributions	501,623	5,654,909
Shares redeemed	(10,210,476)	(120,120,122)
Net decrease	(9,708,853)	$(114,348,364)

Notes to Financial Statements

Annual Report December 31, 2016

	EAFE Fund
	Class 1 Shares For the Period Ended December 31, 2016		Class 2 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	4,698,114	$47,348,253	6,086,887	$63,886,179
Purchase fees	—	1,029	—	34,321
Redemption fees	—	1,595	—	32,039
Shares issued in reinvestment of dividends and distributions	96,772	969,616	3,840,670	38,642,083
Shares redeemed	(2,956,724)	(30,384,500)	(6,964,934)	(72,383,976)
Net increase	1,838,162	$17,935,993	2,962,623	$30,210,646
	EAFE Fund
	Class 3 Shares For the Year Ended December 31, 2016		Class 4 Shares For the Period Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	19,421,551	$197,212,132	18,892,940	$217,043,346
Purchase fees	—	28,671	—	2,941
Redemption fees	—	27,583	—	2,280
Shares issued in reinvestment of dividends and distributions	2,333,635	23,564,955	1,063,818	10,705,515
Shares redeemed	(25,372,008)	(284,259,708)	(18,867,216)	(191,724,888)
Net increase (decrease)	(3,616,822)	$(63,426,367)	1,089,542	$36,029,194

	EAFE Fund
	Class 5 Shares For the Year Ended December 31, 2016
	Shares	Amount
Shares sold	—	$—
Purchase fees	—	36,592
Redemption fees	—	34,541
Shares issued in reinvestment of dividends and distributions	4,195,386	42,410,685
Shares redeemed	—	—
Net increase	4,195,386	$42,481,818

Notes to Financial Statements

Annual Report December 31, 2016

	EAFE Fund
	Class 2 Shares For the Year Ended December 31, 2015		Class 3 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	3,149,778	$35,137,479	2,059,371	$22,937,350
Purchase fees	—	42,401	—	29,574
Redemption fees	—	24,000	—	15,751
Shares issued in reinvestment of dividends and distributions	1,562,542	16,614,298	1,107,678	11,810,623
Shares redeemed	(2,986,754)	(34,409,812)	(476,535)	(6,012,024)
Net increase	1,725,566	$17,408,366	2,690,514	$28,781,274
	EAFE Fund
	Class 4 Shares For the Year Ended December 31, 2015		Class 5 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Purchase fees	—	11,350	—	43,743
Redemption fees	—	6,611	—	25,474
Shares issued in reinvestment of dividends and distributions	456,744	4,876,734	1,791,491	19,155,722
Shares redeemed	—	—	—	—
Net increase	456,744	$4,894,695	1,791,491	$19,224,939
	EAFE Choice Fund
	Class 1 Shares For the Period Ended December 31, 2016		Class 2 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	870,137	$10,978,072	5,205,400	$64,883,358
Purchase fees	—	7,278	—	100,782
Redemption fees	—	781	—	24,442
Shares issued in reinvestment of dividends and distributions	3	39	275,500	3,413,749
Shares redeemed	(2,438,388)	(30,703,470)	(1,882,174)	(24,097,363)
Net increase (decrease)	(1,568,248)	$(19,717,300)	3,598,726	$44,324,968

Notes to Financial Statements

Annual Report December 31, 2016

	EAFE Choice Fund
	Class 3 Shares For the Year Ended December 31, 2016
	Shares	Amount
Shares sold	214,939	$2,715,447
Purchase fees	—	8,214
Redemption fees	—	1,724
Shares issued in reinvestment of dividends and distributions	20,799	260,142
Shares redeemed	(210,489)	(2,710,863)
Net increase	25,249	$274,664

	EAFE Choice Fund
	Class 1 Shares For the Year Ended December 31, 2015		Class 2 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	—	$—	16,244,817	$215,409,582
Purchase fees	—	25,569	—	211,071
Redemption fees	—	877	—	10,062
Shares issued in reinvestment of dividends and distributions	17,372	219,253	214,735	2,733,303
Shares redeemed	—	—	(7,076,604)	(93,972,196)
Net increase	17,372	$245,699	9,382,948	$124,391,822

	EAFE Choice Fund
	Class 3 Shares For the Year Ended December 31, 2015
	Shares	Amount
Shares sold	151,073	$1,931,937
Purchase fees	—	25,857
Redemption fees	—	901
Shares issued in reinvestment of dividends and distributions	19,192	246,548
Shares redeemed	(110,288)	(1,502,224)
Net increase	59,977	$703,019

Notes to Financial Statements

Annual Report December 31, 2016

	EAFE Pure Fund
	Class 1 Shares For the Period Ended December 31, 2016		Class 2 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	303	$2,994	—	$—
Purchase fees	—	—	—	6
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	5	44	256,259	2,430,621
Shares redeemed	—	—	—	—
Net increase	308	$3,038	256,259	$2,430,627

	EAFE Pure Fund
	Class 2 Shares For the Year Ended December 31, 2015
	Shares	Amount
Shares sold	13,009,985	$131,717,335
Purchase fees	—	380,244
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	168,510	1,657,148
Shares redeemed	—	—
Net increase	13,178,495	$133,754,727

	Emerging Markets Fund
	Class 1 Shares For the Period Ended December 31, 2016		Class 2 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	496,351	$7,035,259	4,229,576	$69,655,261
Purchase fees	—	809	—	35,040
Redemption fees	—	14	—	1,637
Shares issued in reinvestment of dividends and distributions	4,300	63,550	73,367	1,102,014
Shares redeemed	—	—	(935,781)	(13,454,743)
Net increase	500,651	$7,099,632	3,367,162	$57,339,209

Notes to Financial Statements

Annual Report December 31, 2016

	Emerging Markets Fund
	Class 3 Shares For the Period Ended December 31, 2016		Class 4 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	8,297,326	$122,132,513	—	$—
Purchase fees	—	13,857	—	46,053
Redemption fees	—	241	—	2,003
Shares issued in reinvestment of dividends and distributions	78,731	1,191,919	—	—
Shares redeemed	—	—	(6,500,627)	(110,086,301)
Net increase (decrease)	8,376,057	$123,338,530	(6,500,627)	$(110,038,245)

	Emerging Markets Fund
	Class 5 Shares For the Year Ended December 31, 2016
	Shares	Amount
Shares sold	7,003,622	$119,060,276
Purchase fees	—	439,341
Redemption fees	—	21,089
Shares issued in reinvestment of dividends and distributions	667,883	10,344,713
Shares redeemed	(59,981)	(1,002,506)
Net increase	7,611,524	$128,862,913

	Emerging Markets Fund
	Class 2 Shares For the Year Ended December 31, 2015		Class 4 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	6,336,060	$105,642,000	6,472,807	$99,700,000
Purchase fees	—	216,847	—	266,494
Redemption fees	—	8,107	—	—
Shares issued in reinvestment of dividends and distributions	55,847	792,088	27,820	425,257
Shares redeemed	(1,748,750)	(25,813,476)	—	—
Net increase	4,643,157	$80,845,566	6,500,627	$100,391,751

Notes to Financial Statements

Annual Report December 31, 2016

	Emerging Markets Fund
	Class III Shares For the Year Ended December 31, 2015
	Shares	Amount
Shares redeemed	(28,944,005)	$(485,066,064)
Net decrease	(28,944,005)	$(485,066,064)
	Emerging Markets Fund
	Class 5 Shares For the Year Ended December 31, 2015
	Shares	Amount
Shares sold	60,465,768	$983,566,063
Purchase fees	—	1,674,659
Redemption fees	—	82,240
Shares issued in reinvestment of dividends and distributions	529,024	7,909,895
Shares redeemed	—	—
Net increase	60,994,792	$993,232,857

	Global Alpha Equity Fund
	Class 1 Shares For the Period Ended December 31, 2016		Class 2 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	216	$2,996	7,593,796	$102,389,191
Purchase fees	—	1	—	50,495
Redemption fees	—	—	—	12,291
Shares issued in reinvestment of dividends and distributions	2	26	164,823	2,377,207
Shares redeemed	—	—	(7,363,426)	(108,680,958)
Net increase (decrease)	218	$3,023	395,193	$(3,851,774)

Notes to Financial Statements

Annual Report December 31, 2016

	Global Alpha Equity Fund
	Class 3 Shares For the Year Ended December 31, 2016
	Shares	Amount
Shares sold	13,816,078	$206,629,056
Purchase fees	—	107,459
Redemption fees	—	21,142
Shares issued in reinvestment of dividends and distributions	354,436	5,227,626
Shares redeemed	(9,262,478)	(128,628,662)
Net increase	4,908,036	$83,356,621

	Global Alpha Equity Fund
	Class 2 Shares For the Year Ended December 31, 2015		Class 3 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	8,298,615	$121,571,150	7,252,859	$109,854,707
Purchase fees	—	76,958	—	151,892
Redemption fees	—	16,421	—	39,023
Shares issued in reinvestment of dividends and distributions	300,866	4,217,818	715,955	10,235,384
Shares redeemed	(8,736,418)	(129,449,097)	(1,576,496)	(24,036,054)
Net increase (decrease)	(136,937)	$(3,566,750)	6,392,318	$96,244,952
	Long Term Global Growth Equity
	Class 1 Shares For the Year Ended December 31, 2016		Class 2 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	100,133	$1,066,932	—	$—
Purchase fees	—	141	—	425
Redemption fees	—	2,214	—	6,897
Shares issued in reinvestment of dividends and distributions	6,652	68,401	16,271	193,711
Shares redeemed	—	—	(209,222)	(2,502,502)
Net increase (decrease)	106,785	$1,137,688	(192,951)	$(2,301,469)

Notes to Financial Statements

Annual Report December 31, 2016

	Long Term Global Growth Equity
	Class 4 Shares For the Year Ended December 31, 2016
	Shares	Amount
Shares sold	—	$—
Purchase fees	—	502
Redemption fees	—	6,965
Shares issued in reinvestment of dividends and distributions	15,793	216,535
Shares redeemed	(1,004,102)	(13,573,574)
Net decrease	(988,309)	$(13,349,572)

	Long Term Global Growth Equity
	Class 1 Shares For the Year Ended December 31, 2015		Class 2 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	998,000	$9,980,000	541,142	$5,988,000
Purchase fees	—	11,124	—	51,144
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	12,289	122,755	32,416	374,196
Shares redeemed	—	—	—	—
Net increase	1,010,289	$10,113,879	573,558	$6,413,340

	Long Term Global Growth Equity
	Class 4 Shares For the Year Ended December 31, 2015
	Shares	Amount
Shares sold	3,185,477	$38,941,500
Purchase fees	—	28,233
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	18,888	259,919
Shares redeemed	—	—
Net increase	3,204,365	$39,229,652

Notes to Financial Statements

Annual Report December 31, 2016

U.S. Equity Growth
Class 1 Shares For the Period Ended December 31, 2016
	Shares	Amount
Shares sold	100,000	$1,000,000
Purchase fees	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	—	—
Shares redeemed	—	—
Net increase	100,000	$1,000,000

	International Choice Fund
	Class 1 Shares For the Year Ended December 31, 2016		Class 2 Shares For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	—	$—	34,587	$399,160
Purchase fees	—	40		535
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	17,296	194,799	243,617	2,772,340
Shares redeemed	—	—	—	—
Net increase	17,296	$194,839	278,204	$3,172,035

	International Choice Fund
	Class 3 Shares For the Year Ended December 31, 2016
	Shares	Amount
Shares sold	—	$—
Purchase fees	—	265
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	124,536	1,432,137
Shares redeemed	—	—
Net increase	124,536	$1,432,402

Notes to Financial Statements

Annual Report December 31, 2016

	International Choice Fund
	Class 1 Shares For the Year Ended December 31, 2015		Class 2 Shares For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Purchase fees	—	—	—	—
Redemption fees	—	2,806	—	41,610
Shares issued in reinvestment of dividends and distributions	19,311	223,516	269,614	3,152,571
Shares redeemed	—	—	(2,678,234)	(32,063,125)
Net increase (decrease)	19,311	$226,322	(2,408,620)	$(28,868,944)

	International Choice Fund
	Class 3 Shares For the Year Ended December 31, 2015
	Shares	Amount
Shares sold	—	$—
Purchase fees	—	—
Redemption fees	—	18,709
Shares issued in reinvestment of dividends and distributions	137,221	1,621,215
Shares redeemed	—	—
Net increase	137,221	$1,639,924

The Funds charged the following purchase fees and redemption fees as of December 31, 2016:

Prior to June 23, 2016 the Funds charged the following purchase and redemption fees.

Fund	Purchase Fees	Redemption Fees
International Equity	0.25%	0.10%
EAFE	0.25%	0.10%
EAFE Choice	0.25%	0.10%
EAFE Pure	0.25%	0.10%
Emerging Markets	0.30%	0.35%
Global Alpha Equity	0.15%	0.10%
Long Term Global Growth Equity	0.15%	0.10%
International Choice	0.25%	0.10%

Notes to Financial Statements

Annual Report December 31, 2016

The Funds charged the following purchase and redemption fees effective June 23, 2016 through December 4, 2016

Fund	Purchase Fees	Redemption Fees
International Equity	0.21%	0.10%
EAFE	0.21%	0.10%
EAFE Choice	0.21%	0.10%
EAFE Pure	0.21%	0.10%
Emerging Markets	0.20%	0.25%
Global Alpha Equity	0.15%	0.10%
Long Term Global Growth Equity	0.10%	0.10%
International Choice	0.21%	0.10%

The Funds charged the following purchases and redemption fee effective December 5, 2016 through December 31, 2016.

	Purchase Fees	Redemption Fees
International Equity	0.21%	0.10%
EAFE	0.21%	0.10%
EAFE Choice	0.21%	0.10%
EAFE Pure	0.21%	0.10%
Emerging Markets	0.20%	0.25%
Global Alpha Equity	0.15%	0.10%
Long Term Global Growth Equity	0.10%	0.10%
U.S. Equity Growth	0.06%	0.06%
International Choice	0.21%	0.10%

The purchase and redemption fees may be waived or reduced by the Manager if the brokerage and transaction costs in connection with the purchase or redemption are minimal or in other circumstances in the Manager's discretion.

Note E — Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act as of December 31, 2016, listed as follows:

Fund	Investor	Percentage
EAFE Fund	Kentucky Teachers Retirement System	35.97%
EAFE Pure Fund	McAuley Portfolio Management Company	31.94%
EAFE Pure Fund	US Army Non Appropriated Fund	32.13%
Emerging Markets Fund	Board of Trustees for the Maryland State Retirement and Pension System	37.95%
Long Term Global Growth Equity Fund	Nissan Employee Retirement Plan	39.88%
Long Term Global Growth Equity Fund	Longwood Foundation, Inc.	45.04%
U.S. Equity Growth Fund	Baillie Gifford International LLC	100%
International Choice Fund	The Municipal Fire & Police Retirement System of Iowa	31.56%

Purchase and Redemption activity of these accounts may have a significant effect on the operation of each Fund.

Notes to Financial Statements

Annual Report December 31, 2016

Note F — Commitments and Contingencies

Each of the Funds indemnifies the Trust's officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note G — New Accounting Pronouncement

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations.

Note H — Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes.

There were no subsequent events identified between December 31, 2016 and the issuance of the Financial Statements.

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2016

To the Board of Trustees of Baillie Gifford Funds
and the Shareholders of Baillie Gifford International Equity Fund,
Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund,
Baillie Gifford EAFE Pure Fund, Baillie Gifford Emerging Markets Fund,
Baillie Gifford Global Alpha Equity Fund, Baillie Gifford Long Term Global Growth Equity Fund, Baillie Gifford U.S. Equity Growth Fund and Baillie Gifford International Choice Fund

We have audited the accompanying statements of assets and liabilities of Baillie Gifford International Equity Fund, Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund, Baillie Gifford EAFE Pure Fund, Baillie Gifford Emerging Markets Fund, Baillie Gifford Global Alpha Equity Fund, Baillie Gifford Long Term Global Growth Equity Fund, Baillie Gifford U.S. Equity Growth Fund and Baillie Gifford International Choice Fund, each a series of shares of beneficial interest in Baillie Gifford Funds (the "Funds"), including the portfolios of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods presented in the two-year period then ended and the financial highlights for each of the years or periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baillie Gifford International Equity Fund, Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund, Baillie Gifford EAFE Pure Fund, Baillie Gifford Emerging Markets Fund, Baillie Gifford Global Alpha Equity Fund, Baillie Gifford Long Term Global Growth Equity Fund, Baillie Gifford U.S. Equity Growth Fund and Baillie Gifford International Choice Fund, as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods presented in the two-year period then ended and their financial highlights for each of the years or periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 28, 2017

Supplemental Information (unaudited)

Annual Report December 31, 2016

Federal Income Tax Information

Qualified dividend income was taxable to the Funds listed in the table below through December 31, 2016. The Funds intend to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	Qualified Dividend Income
International Equity	100.00%
EAFE	100.00%
EAFE Choice	100.00%
EAFE Pure	100.00%
Emerging Markets	73.18%
Global Alpha Equity	100.00%
Long Term Global Growth Equity	0.00%
U.S. Equity Growth	0.00%
International Choice	100.00%

For corporate shareholders, the percentage of ordinary income distributions for the year/period ended December 31, 2016 qualified for the corporate dividends-received deduction for each Fund is:

Fund	Dividends-received Deductions
International Equity	0.42%
EAFE	0.00%
EAFE Choice	0.00%
EAFE Pure	0.00%
Emerging Markets	0.00%
Global Alpha Equity	55.75%
Long Term Global Growth Equity	0.00%
U.S. Equity Growth	0.00%
International Choice	0.00%

In January 2017, certain US shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of distributions received by certain US shareholders in the calendar year 2016.

Supplemental Information (unaudited)

Annual Report December 31, 2016

Foreign Taxes Paid — The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2016, are as follows:

Fund	Foreign Taxes Per Share	Foreign Income Per Share
International Equity	0.0201	0.2515
EAFE	0.0138	0.1594
EAFE Choice	0.0242	0.2949
EAFE Pure	0.0173	0.2470
Emerging Markets	0.0337	0.2561
Global Alpha Equity	0.0114	0.1281
Long Term Global Growth Equity	—	—
U.S. Equity Growth	—	—
International Choice	0.0238	0.2698

Supplemental Information (unaudited)

Annual Report December 31, 2016

Management of The Trust

The following tables set forth the Trustees and Officers of the Trust, their principal occupations during the past five years, and certain other information.

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation and Other Directorships Held During Past 5 Years(3)	Number of Funds in Fund complex overseen by Trustee(4)
Disinterested Trustees
George W. Browning 1941	Trustee	Since 2007	Retired. Formerly: Managing Director, Client Service, Babson Capital Management, LLC (investment adviser).	10
Howard W. Chin 1952	Trustee	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).	10
Bruce C. Long 1945	Trustee	Since 2009	Global Financial Consultant. Formerly: Executive Vice President and director of various entities, Guardian Life Insurance (financial services).	10
Robert E. Rigsby 1949	Trustee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Resources, Inc. (electric and gas utility).	10
Interested Trustee
David Salter(5) 1975	Trustee, Chairman of the Board, and President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of products offered to the North American market.	10

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)

Ofﬁcers (other than Ofﬁcers who are also Trustees)

Andrew Telfer 1967	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co. (investment adviser); Director, Baillie Gifford Overseas Limited (investment adviser).
Michael Stirling-Aird 1977	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited (investment adviser).
Julie Paul 1975	Vice President	Since 2012	Assistant Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Tim Campbell 1975	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.
Lindsay Cockburn 1978	Treasurer	Since 2015	Manager, Client Administration Department, Baillie Gifford & Co. (investment adviser).
Gareth Griffiths 1973	Secretary	Since 2015	Senior Legal Advisor for the Baillie Gifford Group (investment adviser).

Supplemental Information (unaudited)

Annual Report December 31, 2016

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)

Ofﬁcers (other than Ofﬁcers who are also Trustees)

Graham Laybourn 1966	Chief Compliance Officer	Since 2005	Partner, Baillie Gifford & Co. (investment adviser); Group Compliance Officer, Director of Regulatory Risk and Legal, Baillie Gifford Group (investment adviser).
Evan Delaney 1969	Chief Risk Officer	Since 2013	Group Chief Risk Officer, Director of Business Risk and Internal Audit, Baillie Gifford Group (investment adviser).

(1)  The address of each Trustee and Officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.

(2)  There is no stated term of office for the Trustees and a Trustee may serve until such Trustee reaches the age of 75 years. Thereafter, such Trustee offers to tender his or her resignation from the Board, and the Nominating and Governance Committee, at its discretion, makes a recommendation to the Board whether to accept or reject such resignation annually. The Chairman of the Board and President of the Trust are elected annually by the Board of Trustees. Other officers may be elected or appointed by the Trustees at any time.

(3)  Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

(4)  The number of Funds in the Fund complex overseen by the Trustee includes the Asia ex Japan Fund, a series of the Trust which has not yet commenced operations.

(5)  David Salter is an "interested person" (as defined in the 1940 Act) of the Trust or the Manager due to his positions with the Manager (Baillie Gifford Overseas Ltd.) and his role as an officer of the Trust.

Additional information regarding the Trustees is in the Funds' Statement of Additional Information and is available upon request, without charge, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling Baillie Gifford Overseas

Limited at 011-44-131-275-2000 or by accessing the Fund's Form N-PX on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Each of the Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' holdings can also be found at Baillie Gifford Funds website: http://USmutualfund.bailliegifford.com

BOARD CONSIDERATION REGARDING
2016 CONTRACT RENEWAL
FOR SHAREHOLDER REPORT DISCLOSURE

Annual Report December 31, 2016

BAILLIE GIFFORD FUNDS

On June 22-23, 2016, the Board of Trustees (the "Board") of the Baillie Gifford Funds (the "Trust"), including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940, as amended (the "Independent Trustees"), approved the renewal of the investment advisory agreement (the "Advisory Agreement") between the Trust, on behalf of the International Equity Fund, the International Choice Fund, the EAFE Fund, the EAFE Choice Fund, the EAFE Pure Fund, the Emerging Markets Fund, the Emerging Markets Bond Fund, the Global Alpha Equity Fund, the Long Term Global Growth Equity Fund and the North American Equity Fund, respectively, (each a "Fund" and collectively, the "Funds") and Baillie Gifford Overseas Limited (the "Manager"). As part of the review process, the Independent Trustees met independently of Trust management and of the interested trustee of the Board to consider the renewal of the Advisory Agreement. During the review process, the Independent Trustees were represented by independent legal counsel. The Independent Trustees reviewed materials received from the Manager, Broadridge (an independent provider of mutual fund data, "Broadridge") and independent legal counsel. After reviewing the information received, the Independent Trustees requested supplemental information and the Manager provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees then presented their findings to the Board.

The Board concluded that it was in the best interests of each Fund to renew the Advisory Agreement. In reaching this conclusion for the Funds, the Board did not identify any single factor as determinative in its analysis, but rather the Board considered a variety of factors, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

International Equity Fund, International Choice Fund, EAFE Fund, EAFE Choice Fund, EAFE Pure Fund, Emerging Markets Fund, Global Alpha Equity Fund and Long Term Global Growth Equity Fund

The Board considered the nature, extent and quality of the services provided by the Manager to the International Equity Fund, the International Choice Fund, the EAFE Fund, the EAFE Choice Fund, the EAFE Pure Fund, the Emerging Markets Fund, the Global Alpha Equity Fund and the Long Term Global Growth Equity Fund. The Board noted that, pursuant to the Funds' Advisory Agreement, the Manager provides portfolio management services to the Funds and receives a management fee and that, pursuant to a separate Shareholder Service Plan and Shareholder Servicing Agreement, the Manager receives a shareholder service fee. The Board considered the background and qualifications of the investment and compliance personnel involved in the management and oversight of the Trust, reviewed information regarding each Fund's performance, management fee, shareholder service fee and expense ratio compared to similar funds and considered the experience of the Manager in providing services to each Fund. In evaluating the management fee paid by each Fund, and in particular when assessing comparative data, the Board considered not only the management fee, but also the combination of the Fund's management fee and shareholder service fee. The Board also reviewed the Manager's financial statements. The Board considered other benefits derived by the Manager from its relationship to the Funds, including receipt of the shareholder service fee (which varies among the share classes). The Board concluded that the nature, extent and quality of the services provided by the Manager to the Funds were satisfactory.

The Board reviewed the Manager's revenues received with respect to the Funds and the nature of the Manager's resources expended in providing advisory services to the Funds. The Board considered the Manager's estimated profitability with respect to the Funds and concluded that it was not unreasonable.

Based upon all the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Funds were reasonable and fair and that the continuation of the Advisory Agreement was in the best interests of each Fund. The Board noted the following items specific to the referenced Funds.

BOARD CONSIDERATION REGARDING
2016 CONTRACT RENEWAL
FOR SHAREHOLDER REPORT DISCLOSURE

Annual Report December 31, 2016

International Equity Fund

The Board reviewed total return information for the one-, three- and five-year and since inception (February 29, 2008) periods ended March 31, 2016 for the Fund compared to a benchmark index (MSCI ACWI ex USA Index) and an average of the total return of a performance universe of funds provided by Broadridge and calendar year returns from 2008 through 2015. The Board noted that the Fund's total return was above the benchmark index and the average of the performance universe for the one-, three- and five-year and since inception periods. The Board concluded that the Fund's performance was satisfactory.

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder service fees were within range of the separately managed account fee schedules. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund benefits from economies of scale. The Board considered that the management fee was on the low end of the spectrum of the expense peer group. On the basis of the information provided, the Board concluded that the management fee was reasonable.

International Choice Fund

The Board reviewed total return information for the one- and three-year and since inception (September 24, 2012) periods ended March 31, 2016 for the Fund compared to a benchmark index (MSCI ACWI ex USA Index) and an average of the total return of a performance universe of funds provided by Broadridge and calendar year returns from 2012 through 2015. The Board noted that the Fund's total return was above the benchmark index and the average of the performance universe for the one- and three-year and since inception periods. The Board concluded that the Fund's performance was satisfactory.

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder service fees were within range of the separately managed account fee schedules. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund benefits from economies of scale. The Board considered that the management fee was on the low end of the spectrum of the expense peer group. On the basis of the information provided, the Board concluded that the management fee was reasonable.

EAFE Fund

The Board reviewed total return information for the one-, three- and five-year and since inception (March 31, 2008) periods ended March 31, 2016 for the Fund compared to a benchmark index (MSCI EAFE Index) and an average of the total return of a performance universe of funds provided by Broadridge and calendar year returns from 2008 through 2015. The Board noted that the Fund's total return was below the benchmark index and the average of the performance universe for the one-year period, above the benchmark index and the average of the performance universe for the three-year and since inception periods and below the benchmark index and above the average of the performance universe for the five-year period. The Board concluded that the Fund's performance was satisfactory.

BOARD CONSIDERATION REGARDING
2016 CONTRACT RENEWAL
FOR SHAREHOLDER REPORT DISCLOSURE

Annual Report December 31, 2016

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder service fees were within range of the separately managed account fee schedules. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund benefits from economies of scale. The Board considered that the management fee was on the low end of the spectrum of the expense peer group. On the basis of the information provided, the Board concluded that the management fee was reasonable.

EAFE Choice Fund

The Board reviewed total return information for the one-, three- and five-year and since inception (December 31, 2009) periods ended March 31, 2016 for the Fund compared to a benchmark index (MSCI EAFE Index) and an average of the total return of a performance universe of funds provided by Broadridge and calendar year returns from 2010 through 2015. The Board noted that the Fund's total return was above the benchmark index and the average of the performance universe for the one-, three- and five-year and since inception periods. The Board concluded that the Fund's performance was satisfactory.

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder service fees were within range of the separately managed account fee schedules. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund benefits from economies of scale. The Board considered that the management fee was on the low end of the spectrum in the expense peer group. On the basis of the information provided, the Board concluded that the management fee was reasonable.

EAFE Pure Fund

The Board reviewed total return information for the one-year and since inception (April 15, 2014) periods ended March 31, 2016 for the Fund compared to a benchmark index (MSCI EAFE Index) and an average of the total return of a performance universe of funds provided by Broadridge and calendar year returns for 2014 and 2015. The Board noted that the Fund's total return was above the benchmark index and the average of the performance universe for the one-year and since inception periods. The Board concluded that the Fund's performance was satisfactory.

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was above the average management fee of the expense peer group and below the average management fee of the expense universe. The Board also considered that the Fund's management fee (plus the average share class shareholder service fee) was below the average management fee of the expense peer group and the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder service fees were within range of the separately managed account fee schedules. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund benefits from economies of

BOARD CONSIDERATION REGARDING
2016 CONTRACT RENEWAL
FOR SHAREHOLDER REPORT DISCLOSURE

Annual Report December 31, 2016

scale. The Board considered that the management fee was on the low end of the spectrum in the expense peer group. On the basis of the information provided, the Board concluded that the management fee was reasonable.

Emerging Markets Fund

The Board reviewed total return information for the one-, three-, five- and ten-year and since inception (April 30, 2003) periods ended March 31, 2016 for the Fund compared to a benchmark index (MSCI Emerging Markets Index) and to an average of the total return of a performance universe of funds provided by Broadridge and calendar year returns from 2006 through 2015. The Board noted that the Fund's total return was below the benchmark index and the average of the performance universe for the one-year period and above the benchmark index and the average of the performance universe for the three-, five- and ten-year and since inception periods. The Board concluded that the Fund's performance was satisfactory.

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder service fees were within range of the separately managed account fee schedules. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund benefits from economies of scale. The Board considered that the management fee was on the low end of the spectrum in the expense peer group. On the basis of the information provided, the Board concluded that the management fee was reasonable.

Global Alpha Equity Fund

The Board reviewed total return information for the one- and three-year and since inception (November 30, 2011) periods ended March 31, 2016 for the Fund compared to a benchmark index (MSCI ACWI Index) and an average of the total return of a performance universe of funds provided by Broadridge and calendar year returns for 2011 through 2015. The Board noted that the Fund's total return was below the benchmark index and above the performance universe for the one-year period and above the benchmark index and the average of the performance universe for the three-year and since inception periods. The Board concluded that the Fund's performance was satisfactory.

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder service fees were within range of the separately managed account fee schedules. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund benefits from economies of scale. The Board considered that the management fee rate was on the low end of the spectrum in the expense peer group. On the basis of the information provided, the Board concluded that the management fee was reasonable.

BOARD CONSIDERATION REGARDING
2016 CONTRACT RENEWAL
FOR SHAREHOLDER REPORT DISCLOSURE

Annual Report December 31, 2016

Long Term Global Growth Equity Fund

The Board reviewed total return information for the one-year and since inception (June 10, 2014) periods ended March 31, 2016 for the Fund compared to a benchmark index (MSCI ACWI Index) and an average of the total return of a performance universe of funds provided by Broadridge and calendar year returns for 2014 and 2015. The Board noted that the Fund's total return was above the benchmark index and the average of the performance universe for the one-year and since inception periods. The Board concluded that the Fund's performance was satisfactory.

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was above the average management fee of the expense peer group and within range of the average management fee of the expense universe. The Board also considered that the Fund's management fee (plus the average share class shareholder service fee) was within range of the average management fee of the expense peer group and below the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder service fees were within range of the separately managed account fee schedules. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund benefits from economies of scale. The Board considered that the management fee was on the low end of the spectrum in the expense peer group and also considered the expense limitation in place through April 30, 2017. On the basis of the information provided, the Board concluded that the management fee was reasonable.

Emerging Markets Bond Fund and U.S. Equity Growth Fund

Emerging Markets Bond Fund

For the Emerging Markets Bond Fund, in evaluating the materials provided by the Manager, the Board noted that the Fund had not yet commenced operations and had no shareholders.

The Board considered that based on the satisfactory level of services provided by the Manager to the existing Funds, they would expect that the nature, extent and quality of the services to be provided by the Manager to the Emerging Markets Bond Fund would be similarly satisfactory. In reaching this conclusion the Board reviewed information regarding the Manager and its investment advisory business, background and qualifications of the investment and compliance personnel involved in the management and oversight of the Trust and the Manager's financial statements.

The Board noted that there was no performance information available for the Fund. The Board also noted that since the Fund had not yet commenced operations and thus generated no management fees for the Manager, there were no profits to consider. The Board considered other benefits that would be derived by the Manager from its relationship to the Fund, including a shareholder service fee (which varies among classes).

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and estimated total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was above the average management fee of the expense peer group and the expense universe. The Board considered that the Fund's management fee (plus the average share class shareholder service fee) was above the average management fee of the expense peer group and below the average management fee of the expense universe. The Board also considered the expense limitation in place through April 30, 2017. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder service fees were within range of the separately managed account fee schedules. With respect to economies of scale, the Board considered that the Fund is not operational and thus economies of scale were not applicable. On the basis of the information provided, the Board concluded that the management fee was reasonable.

BOARD CONSIDERATION REGARDING
2016 CONTRACT RENEWAL
FOR SHAREHOLDER REPORT DISCLOSURE

Annual Report December 31, 2016

U.S. Equity Growth Fund (fka North American Equity Fund)

For the U.S. Equity Growth Fund, in evaluating the materials provided by the Manager, the Board noted that the Fund had not yet commenced operations and had no shareholders as of the meeting date.

The Board considered the nature, extent and quality of services expected to be provided by the Manager when the Fund commenced operations. The Board noted that, pursuant to the Fund's Advisory Agreement, the Manager would provide portfolio management services to the Fund and would receive a management fee and that, pursuant to a separate Shareholder Service Plan and Shareholder Servicing Agreement, the Manager would receive a shareholder service fee when the Fund commenced operations. The Board reviewed information regarding the Fund's management fee, shareholder service fee and expense ratio compared to similar funds and considered the experience of the Manager in providing services to the other funds in the Trust. In evaluating the management fee that would be paid by the Fund when it commenced operations, the Board considered not only the management fee, but also the combination of the Fund's management fee and shareholder service fee. The Board also reviewed information regarding the Manager and its investment advisory business, background and qualifications of the investment and compliance personnel involved in the management and oversight of the Trust, and the Manager's financial statements. Based on the foregoing, the Board considered the satisfactory level of services provided by the Manager to the existing funds of the Trust, and noted that they would expect that the nature, extent and quality of the services to be provided by the Manager to the Fund would be similarly satisfactory when the Fund commences operations.

The Board noted that there was no performance information available for the Fund as of the meeting date. The Board also noted that since the Fund had not yet commenced operations and thus generated no management fees for the Manager as of the meeting date, there were no profits to consider. The Board considered other benefits that would be derived by the Manager from its relationship to the Fund upon the commencement of its operations, including a shareholder service fee (which varies among classes).

The Board reviewed the Fund's management fee (plus the Class 1 shareholder service fee) and estimated total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The comparable fund information showed that the Fund's management fee (plus the Class 1 shareholder service fee) was above the average management fee of the expense peer group and below the expense universe. The Board considered that the Fund's management fee (plus the average share class shareholder service fee) was within range of the average management fee of the expense peer group and below the expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with a similar investment mandate, noting that the Fund's management fee plus shareholder service fees were within range of the separately managed account fee schedules. With respect to economies of scale, the Board considered that the Fund had not yet commenced operations as of the meeting date and thus economies of scale were not applicable. On the basis of the information provided, the Board concluded that the management fee was reasonable.

Conclusion

Based upon all the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Funds were reasonable and fair and that the continuation of the Advisory Agreement was in the best interests of each Fund.

Item 2. Code of Ethics.

(a)         The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) Not applicable.

(c)          There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relate to any element of the code of ethics definition enumerated in paragraph (b) of this item’s instructions.

(d)         The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Mr. Robert E. Rigsby, is qualified to serve as an audit committee financial expert serving on its audit oversight committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)         The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $152,000 for 2015 and $164,000 for 2016.

Audit fees include amounts for auditing and reporting on the financial statements and the financial highlights included in the Funds annual report to the shareholders, issuance of the auditor’s consent to be included in the Funds’ annual amendment to the registration statement on Form N-1A, issuance of the auditor’s report on internal controls for inclusion in Form N-SAR and provision of comments on the Funds’ interim financial statements (as requested). The audit fees above represent the amounts billed for services provided for the fiscal year indicated, not the amounts billed during such year.

Audit-Related Fees

(b)         The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Audit-related fees include amounts billed for assurance and related services rendered to the registrant, including consultations related to financial accounting and reporting standards.  The audit-related fees above represent the amounts billed during the fiscal year indicated.

Tax Fees

(c)          The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $32,000 for 2015 and $34,000 for 2016.

Tax fees include amounts for services rendered to the registrant for tax compliance, tax planning and tax advice, including tax return preparation and review of and participation in determining required income and capital gains distributions.  The tax fees above represent the amounts billed during the fiscal year indicated.

All Other Fees

(d)         The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016.

(e)(1)                   Engagements that are required to be pre-approved by the registrant’s Audit Oversight Committee, “the Committee”, may be pre-approved (i) at any regular or special meeting of the Committee or (ii) by the Committee Chair (or any other Committee member who is a disinterested trustee under the 1940 Act to whom this responsibility has been delegated), as long as the estimated fee for the particular services for which pre-approval is sought does not exceed $75,000 (for audit services) or $100,000 (for audit-related services) and provided that such committee member must report, for informational purposes only, any pre-approval decisions to the Board at its next regularly scheduled meeting.

(e)(2)                   The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Audit Related Fees - Not Applicable

(c) Tax Fees - 100%

(d) All Other Fees - Not Applicable

(f)           Not applicable.

(g)          The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $0 for 2016.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)               Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Baillie Gifford Funds

By (Signature and Title)*		/s/ David Salter
David Salter, President
(principal executive officer)

Date	3/09/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David Salter
David Salter, President
(principal executive officer)

Date	3/09/2017

By (Signature and Title)*		/s/ Lindsay Cockburn
Lindsay Cockburn, Treasurer
(principal financial officer)

Date	3/09/2017

* Print the name and title of each signing officer under his or her signature.